SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Dynegy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April [X], 2010

To our stockholders:

It is my pleasure to invite you to attend the 2010 Annual Meeting of stockholders of Dynegy Inc., which will be held on Friday, May 21, 2010 at 10:00 a.m., local time, at Dynegy’s headquarters, Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002.  .

At the Annual Meeting, in addition to acting on the matters described in the proxy statement, we plan to review our 2009 accomplishments and discuss our strategy for creating long-term stockholder value.  There will also be an opportunity to discuss other matters of interest to you as a stockholder.

We intend to once again take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders over the internet.  We believe that these rules allow us to provide our stockholders with the information they desire, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting.

As Dynegy stockholders, your vote is important.  Whether or not you will attend the Annual Meeting in person, it is important that your shares be represented.  Please vote as soon as possible.

Because of limited seating, only stockholders, their proxy holders and our guests may attend the Annual Meeting.  If you plan to attend the Annual Meeting, you must be a stockholder of record as of March 23, 2010 or, if you have beneficial ownership of shares of our common stock held by a bank, brokerage firm or other nominee, you must bring a brokerage statement or other proper evidence of your beneficial ownership of common stock as of March 23, 2010 in order to be admitted to the Annual Meeting.

I look forward to seeing you in Houston on Friday, May 21, 2010.

Sincerely,

Bruce A. Williamson
Chairman of the Board, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, MAY 21, 2010

To our stockholders:

NOTICE IS HEREBY GIVEN, that the 2010 Annual Meeting of Stockholders of Dynegy Inc., a Delaware corporation, will be held on Friday, May 21, 2010 at 10:00 a.m., local time, at Dynegy’s headquarters, Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002 for the following purposes:

1.	To elect seven directors to serve until the 2011 Annual Meeting of Stockholders;

2.
To act upon a proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of Dynegy’s capital stock;

3.
To act upon a proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock;

4.	To act upon a proposal to approve the Dynegy Inc. 2010 Long Term Incentive Plan;

5.	To act upon a proposal to approve the amended and restated Dynegy Inc. Incentive Compensation Plan;

6.	To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2010; and

7.	To act upon a stockholder proposal regarding greenhouse gas emissions, if properly presented at the Annual Meeting.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

The close of business on March 23, 2010 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the meeting.

You are cordially invited to attend the meeting.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE AS SOON AS POSSIBLE.

By Order of the Board of Directors,

Kimberly M. O’Brien
Corporate Secretary

April [X], 2010

DYNEGY INC.
1000 Louisiana Street, Suite 5800
Houston, Texas 77002
(713) 507-6400

PROXY STATEMENT

GENERAL INFORMATION

Why am I receiving these materials?

The Board of Directors of Dynegy Inc., or the Board, has made these materials available to you over the internet or, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2010 Annual Meeting of Stockholders, or the Annual Meeting.  The Annual Meeting is scheduled to be held on Friday, May 21, 2010 at 10:00 a.m., local time, at Dynegy’s headquarters, Wells Fargo Plaza, 1000 Louisiana Street, Houston, Texas 77002.  This solicitation is for proxies for use at the Annual Meeting or at any reconvened meeting after an adjournment or postponement of the Annual Meeting.

What is included in these materials?

These materials include our proxy statement for the Annual Meeting and our 2009 Annual Report to Stockholders, or Annual Report, which includes our audited consolidated financial statements.  If you received printed versions of these materials, a proxy card for the Annual Meeting is also included.

What items will be voted on at the Annual Meeting?

There are seven items that will be voted on at the Annual Meeting:

1.	The election of seven directors to serve until the 2011 Annual Meeting of Stockholders;

2.
A proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of Dynegy’s capital stock;

3.
A proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock;

4.	A proposal to approve the Dynegy Inc. 2010 Long Term Incentive Plan;

5.	A proposal to approve the amended and restated Dynegy Inc. Incentive Compensation Plan;

6.	A proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2010; and

7.	A stockholder proposal regarding greenhouse gas emissions, if properly presented at the Annual Meeting.

    Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

What are the Board’s voting recommendations?

The persons named as proxies were designated by the Board.  Any proxy given pursuant to this solicitation and received prior to the Annual Meeting will be voted as specified in the proxy card.  If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

•	Proposal 1 - FOR the election of the seven director nominees to the Board;

•
Proposal 2 - FOR the amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of Dynegy’s capital stock;

•
Proposal 3 - FOR the amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock;

•	Proposal 4 - FOR approval of the Dynegy Inc. 2010 Long Term Incentive Plan;

•	Proposal 5 - FOR approval of the amended and restated Dynegy Inc. Incentive Compensation Plan;

•	Proposal 6 - FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accountants;

•	Proposal 7 - AGAINST the stockholder proposal regarding greenhouse gas emissions; and

•	In accordance with the judgment of the persons named as proxies on such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission, or SEC, we are providing electronic access to our proxy materials over the internet.  Accordingly, we sent a Notice of Internet Availability of Proxy Materials, or Notice, to our stockholders of record and beneficial owners, which was first mailed on or about April [X], 2010.  Instructions on how to access the proxy materials over the internet are included in the Notice.

Stockholders may also request via the internet to receive a printed set of the proxy materials at www.proxyvote.com, by sending an email to sendmaterial@proxyvote.com, or calling 1-800-579-1639.  In addition, stockholders may request via the internet, telephone or by email to receive proxy materials in printed form on an ongoing basis.

Current and prospective investors can also access or order free copies of our Annual Report, proxy statement, Notice and other financial information through the Investor Relations section of our web site at www.dynegy.com, by calling 713-507-6400 or by writing to Investor Relations Department, Dynegy Inc., 1000 Louisiana Street, Suite 5800, Houston, Texas 77002.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	View proxy materials for the Annual Meeting on the internet; and

•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.  Internet/Telephone voting for the Annual Meeting will close at 11:59 p.m., Eastern Time, on May 20, 2010.

Why did I only receive one set of materials when there is more than one stockholder at my address?

If two or more stockholders share one address, each such stockholder may not receive a separate copy of our Annual Report, proxy statement or Notice.  Stockholders who do not receive a separate copy of our Annual Report, proxy statement or Notice and want to receive a separate copy may request to receive a separate copy of, or additional copies of, our Annual Report, proxy statement or Notice via the internet, email or telephone as outlined above.  Stockholders who share an address and receive multiple copies of our Annual Report, proxy statement or Notice may also request to receive a single copy following the instructions above.

What is the quorum requirement for the Annual Meeting?

With respect to each matter to be considered at the Annual Meeting, a majority of the outstanding shares of our common stock entitled to vote on each such matter, represented in person or by proxy, shall constitute a quorum for consideration of each such matter.  Abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person or by proxy for each matter.

Who may vote at and attend the Annual Meeting?

Because of limited seating, only stockholders, their proxy holders and our guests may attend the Annual Meeting.  If you owned shares of our common stock at the close of business on March 23, 2010, the record date, then you may attend and vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.  If you have beneficial ownership of shares of our common stock held by a bank, brokerage firm or other nominee, you must bring a brokerage statement or other proper evidence of your beneficial ownership of common stock as of March 23, 2010 in order to be admitted to the Annual Meeting.

As of the record date, there were outstanding [XXX,XXX,XXX] shares of Class A common stock.  Upon consummation of our strategic transactions in late 2009, all of our outstanding shares of Class B common stock were either converted to Class A common stock or cancelled.  Please see “Transactions with Related Persons, Promoters and Certain Control Persons—LS Power Transactions” for more information.  Class A common stock is the only class of outstanding securities entitled to notice of and to vote at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered in your name with our transfer agent, Mellon Investor Services LLC (operating under the service name BNY Mellon Shareowner Services), you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Dynegy’s shares, how do I vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting.  We will provide a ballot when you arrive.  If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy.  You may vote by proxy over the internet by following the instructions provided in the Notice, by telephone, or, if you received printed copies of the proxy materials, you may also vote by mail.  Please vote as soon as possible.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid proxy from the organization that holds your shares.  If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy.  You may vote by proxy over the internet by following the instructions provided in the Notice, by telephone, or, if you received printed copies of the proxy materials, you may also vote by mail.  Please vote as soon as possible.

What happens if I do not give specific voting instructions?

Stockholder of Record.    If you are a stockholder of record and you:

•	indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board; or

•	if you sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name; “Broker Non-Votes”.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange, or NYSE, in effect at the time this proxy statement was printed, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares.  This is generally referred to as a “broker non-vote.” When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present for that matter, but will not otherwise be counted.   Please note that starting this year the rules that determine how your broker can vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  Please provide your broker with voting instructions as soon as possible so that your vote can be counted.  We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Which ballot measures are considered “routine” or “non-routine”?

 Proposal 2 (Reverse Stock Split), Proposal 3 (Elimination of References to Class B common Stock in the Amended and Restated Certificate of Incorporation), and Proposal 6 (Ratification of Independent Registered Public Accountants) involve matters that we believe will be considered routine.

Proposal 1 (Election of Directors), Proposal 4 (2010 Long Term Incentive Plan), Proposal 5 (Amended and Restated Incentive Compensation Plan) and Proposal 7 (Stockholder Proposal Regarding Greenhouse Gas Emissions) involve matters that we believe will be considered non-routine.

How are abstentions and broker non-votes treated?

For the purpose of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person or by proxy for each matter.

For each “non-routine” proposal, including whether the stockholders have elected the seven director nominees, broker non-votes are not counted.  Please note that starting this year the rules that determine how your broker can vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  Please provide your broker with voting instructions as soon as possible so that your vote can be counted.  You cannot abstain in the election of directors – you can only vote FOR the director nominees or WITHHOLD VOTES for such nominees.

For each proposal other than the election of directors, an abstention will have the same effect as a vote AGAINST such proposal.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—	Election of seven directors to serve until the 2011 Annual Meeting of Stockholders	Seven persons have been nominated by the Board for election to serve as directors for one-year terms.

The holders of our common stock are entitled to vote on the election of the directors.  The directors are elected by a plurality of the shares of common stock represented in person or by proxy and entitled to vote on the election of directors, subject to our majority voting policy discussed below.  This means that the seven individuals nominated for election to the Board who receive the most FOR votes among votes properly cast in person or by proxy will be elected.  Each holder of our common stock is entitled to one vote for each share held and does not have cumulative voting rights.

Only FOR or WITHHELD votes are counted in determining whether a plurality has been cast in favor of a director nominee.  You cannot abstain in the election of directors and broker non-votes are not counted.  A WITHHELD vote will have the same effect as a vote AGAINST the election of a director nominee under our majority voting policy, which is described below.

Majority voting policy:    In April 2007, we adopted a majority voting policy for our director elections.  This policy states that in an uncontested election like this one, any director nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election must offer his or her resignation to the Board promptly following certification of the stockholder vote.  The Corporate Governance and Nominating Committee is required to recommend to the Board whether such offered resignation should be accepted or rejected.  The Board will determine whether to accept or reject the resignation offer and will promptly disclose its decision-making process and decision regarding an offered resignation in a document furnished to or filed with the SEC.  Please read our Corporate Governance Guidelines posted in the “Corporate Governance” section of our web site at www.dynegy.com for more information regarding our majority voting policy.

Proposal 2—
Act upon a proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of Dynegy’s capital stock

The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote is required to approve the proposal to approve the amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of Dynegy’s capital stock.  Each holder of our common stock is entitled to one vote for each share held.  Abstentions will have the same effect as a vote AGAINST this proposal.

Proposal 3—
Act upon a proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock

The affirmative vote of a majority of the shares of common stock outstanding and entitled to vote is required to approve the proposal to approve the amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock.  Each holder of our common stock is entitled to one vote for each share held.  Abstentions will have the same effect as a vote AGAINST this proposal.

Proposal 4—	Act upon a proposal to approve the Dynegy Inc. 2010 Long Term Incentive Plan
The affirmative vote of a majority of the votes cast is required to approve the proposal to approve the Dynegy Inc. 2010 Long Term Incentive Plan.  Each holder of our common stock is entitled to one vote for each share held.  Abstentions will have the same effect as a vote AGAINST this proposal.  Broker non-votes are not counted.

Proposal 5—	Act upon a proposal to approve the amended and restated Dynegy Inc. Incentive Compensation Plan
The affirmative vote of a majority of the votes cast is required to approve the proposal to approve the amended and restated Dynegy Inc. Incentive Compensation Plan.  Each holder of our common stock is entitled to one vote for each share held.  Abstentions will have the same effect as a vote AGAINST this proposal.  Broker non-votes are not counted.

Proposal 6—	Ratification of the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2010
The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting and entitled to vote is required to ratify the choice of independent registered public accountants.  Each holder of our common stock is entitled to one vote for each share held.  Abstentions will have the same effect as a vote AGAINST this proposal.

Proposal 7—	Act upon a stockholder proposal regarding greenhouse gas emissions
The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting and entitled to vote is required to approve the stockholder proposal.  Abstentions will have the same effect as a vote AGAINST this proposal.  Broker non-votes are not counted.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by:

•	Executing and submitting a revised proxy (including a telephone or internet vote, which must be received by 11:59 p.m., Eastern Time, on May 20, 2010);

•	Sending written notice of revocation to our Corporate Secretary at the address provided below (which must be received by 11:59 p.m., Eastern Time, on May 20, 2010); or

•	Voting in person at the Annual Meeting.

In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within Dynegy or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

With respect to shares of our common stock held by our and our affiliates’ 401(k) plans, Fiduciary Counselors Inc. has been appointed to act as the independent fiduciary responsible for ensuring that procedures are in place to safeguard the confidentiality of your proxy directions to the trustee and that those procedures are being followed.

Who is paying the cost of this proxy solicitation?

We will bear the cost of soliciting proxies.  Proxies may be solicited by mail or facsimile, or by our directors, officers or employees, without extra compensation, in person or by telephone.  We have retained The Altman Group, Inc. to assist in the solicitation of proxies for a fee of approximately $100,000 plus out-of-pocket expenses.  We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our common stock.

What if I have questions about the proposals?

Questions concerning the proposals to be acted upon at the Annual Meeting should be directed to our Corporate Secretary.  The mailing address of this office is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, and the telephone number is (713) 507-6400.  [Add in Altman Group contact information]

How can I find out if I am a stockholder of record entitled to vote?

For a period of at least ten days before the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available during ordinary business hours at our principal executive office for inspection by stockholders of record for proper purposes. The list of stockholders will also be available at the Annual Meeting and may be inspected by any stockholder who is present.

REFERENCES TO DYNEGY AND COMMON STOCK

Unless otherwise indicated, references to “Dynegy,” the “Company,” “we,” “our,” and “us” in the biographical and compensation information for directors and executive officers below refers to Board membership, employment and compensation with respect to Dynegy Inc.

References to common stock in the proxy materials refer to Class A common stock, as we no longer have shares of Class B common stock outstanding.  Please see “Transactions with Related Persons, Promoters and Certain Control Persons—LS Power Transactions” for more information.

Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Exchange Act, the sections of this proxy statement entitled “Compensation and Human Resources Committee Report” and “Audit and Compliance Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC.  Information contained on or connected to our web site is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

CORPORATE GOVERNANCE

In December 2009, the Board unanimously adopted amended and restated Corporate Governance Guidelines.  The Corporate Governance Guidelines, which were developed and recommended by the Corporate Governance and Nominating Committee, are posted in the “Corporate Governance” section of our web site at www.dynegy.com and are available upon request to our Corporate Secretary, together with the following documents:

•	Amended and Restated Certificate of Incorporation;

•	Amended and Restated Bylaws;

•	Code of Business Conduct and Ethics;

•	Code of Ethics for Senior Financial Professionals;

•	Related Party Transactions Policy;

•	Complaint and Reporting Procedures for Accounting and Auditing Matters (Whistleblower Policy);

•	Policy for Communications with Directors;

•	Audit and Compliance Committee Charter;

•	Compensation and Human Resources Committee Charter; and

•	Corporate Governance and Nominating Committee Charter.

Corporate Governance Guidelines

Our Corporate Governance Guidelines govern the qualifications and conduct of the Board.  The Corporate Governance Guidelines address, among other things:

•	The independence and other qualifications of our Board members, with respect to which we require that at least 75% of our Board members be independent of Dynegy and our management;

•
The requirement that any director nominee in an uncontested election who receives a greater number of votes “withheld” for his or her election than votes “for” such election must offer his or her resignation to the Board;

•	The regular meetings of our non-employee and independent directors and the roles and duties of the Lead Director;

•	The nomination of persons for election to the Board;

•	The evaluation of performance of the Board and its committees;

•	Our expectation that our Board members will attend all annual stockholder meetings;

•	Compensation of the Board and stock ownership guidelines for non-employee directors;

•	The Chairman of the Board, or Chairman, and Chief Executive Officer positions;

•	The approval of the compensation of the Chief Executive Officer; and

•	The review of performance-based compensation of our senior executives following a restatement that impacts the achievement of performance targets relating to that compensation.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our directors, officers and employees.  The key principles of this code include acting legally and ethically, notifying appropriate persons upon becoming aware of issues, obtaining confidential advice and dealing fairly with our stakeholders.

Code of Ethics for Senior Financial Professionals

Our Code of Ethics for Senior Financial Professionals applies to our Chief Executive Officer, Chief Financial Officer, Controller and other designated senior financial professionals.  The key principles of this code include acting legally and ethically, promoting honest business conduct and providing timely and meaningful financial disclosures to our stockholders.

Complaint and Reporting Procedures for Accounting and Auditing Matters

Our Complaint and Reporting Procedures for Accounting and Auditing Matters provide for (1) the receipt, retention and treatment of complaints, reports and concerns regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters, in each case relating to Dynegy.  Complaints may be made through a toll-free “Integrity Helpline” telephone number operated by an independent third-party and a dedicated email address.  Complaints received are logged by the Ethics and Compliance Office, communicated to the chairman of our Audit and Compliance Committee and investigated, under the supervision of our Audit and Compliance Committee, by our Internal Audit department or Ethics and Compliance Office.  In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, or SOX, these procedures prohibit us from taking adverse action against any person submitting a good faith complaint, report or concern.

Policy for Communications with Directors

Our Policy for Communications with Directors provides a means for stockholders and other interested parties to communicate with the Board.  Under this policy stockholders and other interested parties may communicate with the Board or specific members of the Board by sending a letter to Dynegy Inc., Communications with Directors, Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002.

Director Attendance at Annual Meeting

As detailed in our Corporate Governance Guidelines, Board members are requested and encouraged to attend the Annual Meeting.  All of the members of the Board then in office attended last year’s Annual Meeting held on May 22, 2009.

Board Risk Oversight

The Board has ultimate responsibility for protecting stockholder value.  Among other things, the Board is responsible for understanding the risks to which we are exposed, approving management’s strategy to manage these risks, establishing policies that monitor and manage defined risks and measuring management’s performance against the strategy.  The Board’s oversight responsibility for managing risk is detailed in our Risk Policy Statement.

The Risk Policy Statement provides a structure around risk and defines the risks that we accept in the normal course of business.  The Risk Policy Statement, in some instances, requires that separate policy documentation be in place including Interest Rate Risk and Investment Policy, Disclosure Controls and Procedures Policy, Insurance Operational Risk Policy, Credit Risk Policy, Investment Policy (Employee Benefit Plans), and Commodity Risk Policy.  Although not mandated by the Risk Policy Statement, our Delegation of Authority policy and the Code of Business Conduct and Ethics are complementary and critical to the risk management process.  Our Executive Management Team is responsible for managing the above risks and reports on such matters to the applicable Board committees.  Further, our Ethics and Compliance Office reports directly to the General Counsel and indirectly to the Chairman and Chief Executive Officer and the Audit and Compliance Committee Chairman.  The Ethics and Compliance Office meets regularly with the Audit and Compliance Committee.

The Risk Policy Statement can be amended with the approval of our Audit and Compliance Committee on behalf of the Board.  The Audit and Compliance Committee oversees the risks associated with the integrity of our financial statements and our compliance with legal and regulatory requirements.   In addition, the Audit and Compliance Committee discusses policies with respect to risk assessment and risk management, including major financial risk exposure and the steps management has taken to monitor and control such exposures.  The Audit and Compliance Committee reviews with management, internal auditors, and external auditors the accounting policies, the system of internal controls and the quality and appropriateness of disclosure and content in the financial statements or other external financial communications.  The Audit and Compliance Committee also performs oversight of the business ethics and compliance program, reviews the programs and policies designed to assure compliance with our Code of Business Conduct and Ethics and applicable laws and regulations and monitors the results of the compliance efforts.  Further, as part of their risk assessment responsibility, the Audit and Compliance Committee oversees our commodity risk monitored by our commodity risk control group.

The Compensation and Human Resources Committee, or Human Resources Committee, oversees risks primarily associated with our ability to attract, motivate and retain quality talent, particularly executive talent, and disclosure of our executive compensation philosophies, strategies and activities.  The Human Resources Committee conducted a risk assessment in early 2010 to reaffirm that our short-term incentive program, and lack of separate plans or incentives for individual functions, discourages excessive risk taking.  This involved a review of a set of risk assessment considerations related to our short-term and long-term incentive programs.  The goal of this effort was to establish a formal process for assessing and monitoring risk related to our compensation programs and for reviewing certain policies to ensure that appropriate controls exist to mitigate any identified risk.  Following this review, the Human Resources Committee concluded that our incentive programs, including our common approach to the short-term incentive plan, collectively foster cooperation, discourage excessive risk taking and risk-taking behaviors, and focus award opportunities on measures that are aligned with our business strategy and the interests of our stockholders.

The Corporate Governance and Nominating Committee, or Nominating Committee, oversees risks primarily associated with our ability to attract, motivate and retain quality directors and our corporate governance programs and practices and our compliance therewith.  The full Board oversees risks primarily associated with our commercial and operating performance and our environmental, health and safety performance.

Board Leadership Structure; Separation of Positions of Chairman and Chief Executive Officer; Lead Director

As discussed in our Corporate Governance Guidelines, the Board’s policy with respect to the separation of the Chairman and Chief Executive Officer positions is that the interests of our stockholders are best served by a policy that enables the Board to make a determination regarding its Chairman based on our needs and the particular skill sets that are available at the time.  The Board believes that our Chief Executive Officer is currently best situated to serve as Chairman because he is the director most familiar with our business and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Our independent directors bring experience, oversight and expertise from outside the company, while the Chief Executive Officer brings company-specific experience and expertise.  The Board believes that the combined role of Chairman and Chief Executive Officer facilitates information flow between management and the Board, which is essential during current business conditions.  To that end, the Board has determined that Bruce A. Williamson, our current Chairman, President and Chief Executive Officer, will remain as Chairman following the Annual Meeting, assuming he is re-elected by our stockholders to serve as a director for another year.

The Lead Director must be independent and is expected to devote a greater amount of time to Board service than the other directors.  The Board intends that Patricia A. Hammick will remain Lead Director, assuming she is re-elected by our stockholders to serve as a director for another year.  As Lead Director, Ms. Hammick presides over the regular sessions of our non-management directors and has the other powers and duties described in our Amended and Restated Bylaws, or Bylaws, and Corporate Governance Guidelines, including representing the interests of the non-management directors when conferring with senior management between Board meetings and in consulting with the Chairman regarding Board meeting agendas.

One of the key responsibilities of the Board is to approve strategic direction and hold management accountable for the execution of strategy once it is developed.  The Board has concluded that the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described above, is currently in the best interest of stockholders because it provides an appropriate balance between our Chairman’s ability to specifically manage strategic development and our Lead Director’s independent objective oversight of our management.

Stock Ownership Guidelines

We have stock ownership guidelines for directors, members of the executive management team and other officers.  We believe that a significant ownership stake by directors and officers leads to a stronger alignment of interests between directors, officers and stockholders.  These guidelines, which were developed with the assistance of an independent compensation consultant, support our corporate governance focus and provide further alignment of interests among our directors and executive officers and stockholders.

Directors.    Each non-employee director is expected to own a meaningful amount of Dynegy common stock; specifically, our director stock ownership guidelines (effective November 2008) reflect an expectation that within three years of joining the Board, each non-employee director shall own at least the number of shares equivalent to three times their annual cash retainer.  The shares counted for purposes of directors’ stock ownership guidelines include shares owned outright, annual phantom stock grants awarded under our Deferred Compensation Plan for Certain Directors, as amended and restated, or Directors Deferred Compensation Plan, and other share-based equivalents that we may use from time to time.

Officers.    The shares counted for purposes of our officers’ common stock ownership guidelines include shares owned outright, unvested restricted shares, in-the-money vested stock options, shares held pursuant to our employee benefits plans and other share-based equivalents that we may use from time to time.  The guidelines are expressed as a multiple of base salary and vary by level, as follows:

Chief Executive Officer	5 x annual base salary

Executive Vice President	3 x annual base salary

Senior Vice President	2.25 x annual base salary

Vice President	1 x annual base salary

There is a mandatory five-year compliance period, and executives are encouraged to accumulate one-fifth of their holding requirement during each year of the five-year period.  The Nominating Committee will monitor each executive’s progress toward the required ownership level on an annual basis.  As part of the Corporate Governance and Nominating Committee’s annual review, current market conditions will be taken into consideration, as appropriate.  During the five-year ramp-up period, and as effective as of March 2010, each covered officer, as determined from time to time by the Board, is expected to retain any shares of stock acquired with the exercise of options or the lapse of restrictions on restricted stock, net of funds necessary to pay the exercise price of stock options and for payment of applicable taxes, sufficient to allow for accumulation of at least one-fifth of the officer’s holding requirements during each year of such period.  No such holding requirement shall apply to shares of stock acquired with the exercise of options or lapse of restrictions on restricted stock to the extent such shares would exceed the number of shares required under the immediately preceding sentence.  At the end of the five-year period, if any executive fails to attain the required level of common stock ownership, action may be taken, in the discretion of the Nominating Committee considering all factors it deems relevant, including awarding annual incentive cash bonuses in the form of restricted shares or requiring an executive to refrain from disposing of any vested shares and shares realized from any option exercise.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board previously determined that each of the following directors who served in 2009, as well as the nominees proposed to be elected at the Annual Meeting, were or are, as the case may be, “independent” as such term is defined in the NYSE Listed Company Standards:

David W. Biegler
Thomas D. Clark, Jr.
Victor E. Grijalva
Patricia A. Hammick
George L. Mazanec
Howard B. Sheppard
William L. Trubeck

The Board has also determined that each member of the Audit and Compliance Committee, the Human Resources Committee and the Nominating Committee meets the independence requirements applicable to those committees prescribed by the NYSE and the SEC.  The Board has further determined that more than one of the members of the Audit and Compliance Committee, including its current Chairman, William L. Trubeck, are “audit committee financial experts” as such term is defined in Item 407(d) of the SEC’s Regulation S-K.

The Nominating Committee reviewed the answers to annual questionnaires completed by the directors as well as the above-described legal standards for Board and committee member independence and the criteria applied to determine “audit committee financial expert” status.  On the basis of this review, the Nominating Committee made its recommendation to the full Board and the Board made its independence and “audit committee financial expert” determinations after consideration of the Nominating Committee’s recommendation and a review of the materials made available to the Nominating Committee.

Director Nomination Process and Qualification Review of Director Nominees

Process. Our director nominees are approved by the Board after considering the recommendation of the Nominating Committee.  A copy of the Nominating Committee’s charter is available in the “Corporate Governance” section of our web site at www.dynegy.com.

Our Amended and Restated Certificate of Incorporation provides that, so long as any share of Class B common stock is outstanding, our Board shall consist of 11 members and that after all shares of Class B common stock have been converted into shares of Class A common stock, the number of our directors shall be fixed from time to time exclusively by our Board.  With the closing of the strategic transactions in November 2009, there are no shares of Class B common stock outstanding.  The Board has fixed the number of our directors at seven, subject to adjustment by the Board in accordance with our Amended and Restated Certificate of Incorporation.  Please see “Transactions with Related Persons, Promoters and Certain Control Persons—LS Power Transactions” for more information.

The Nominating Committee reviews annually the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations.  The Nominating Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of our business and, in furtherance of this goal, proposing the nomination of directors for purposes of obtaining the appropriate members and skills.  The Nominating Committee identifies nominees in various ways.  The committee considers the current directors that have expressed an interest in and that continue to satisfy the criteria for serving on the Board as set forth in our Corporate Governance Guidelines.  Other nominees that may be proposed by current directors or members of management or by stockholders are also considered.  From time to time, the committee engages a professional firm to identify and evaluate potential director nominees.

Qualifications.  All director nominees, whether proposed by a stockholder or otherwise, are evaluated in accordance with the qualifications set forth in our Corporate Governance Guidelines.  These guidelines require that directors possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders at large.  They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and sufficient personal resources such that any director compensation to be received from Dynegy would not be sufficiently meaningful to impact their judgment in reviewing matters coming before the Board.  Finally, they must be able to work compatibly with the other members of the Board and otherwise have the experience and skills necessary to enable them to serve as productive members of the Board.  Directors also must be willing to devote sufficient time to carrying out their fiduciary duties and other responsibilities effectively and should be committed to serve on the Board for an extended period of time.  Under our Corporate Governance Guidelines, directors generally will not be nominated for election after their 72nd birthday unless the Board determines circumstances make it in the best interest of stockholders to do so.  For additional information, please read our Corporate Governance Guidelines.

In connection with the director nominations for the 2010 Annual Meeting, the Nominating Committee also considered the nominees’ (1) experience in the energy industry and understanding of the energy markets, (2) publicly traded company and board experience, (3)  knowledge in the areas of laws and regulations related to environmental, health, safety and other key industry issues, (4) strategic planning skills, (5) knowledge of corporate governance issues coupled with an appreciation of their practical application, and (6) accounting expertise, including audit, internal controls and risk management.

Each nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including energy, strategic planning, corporate governance and board service, executive management, engineering, academia, accounting and finance, operations, manufacturing, government and international business.  Set forth below are the various qualifications, attributes, skills and experience of our director nominees considered important by the Board in determining that such nominee should serve as a director.  For information concerning each director nominee’s principal occupation, directorships and additional biographical information, please see “Proposal 1—Election Of Directors—Information on Director Nominees.”

Bruce A. Williamson. Mr. Williamson has extensive experience in executive management, risk management and finance, and business development in the energy industry, both domestic and international.  He brings to the Board a strong understanding of the energy markets in general and Dynegy in particular, and he led Dynegy through a very successful financial restructuring.  Mr. Williamson is Chairman of our Board and utilizes his leadership and consensus building skills to lead the Board.  He also serves on the board of another publicly traded company.

David W. Biegler.  Mr. Biegler has an extensive background in corporate governance and in the energy industry.  He has served as a senior executive of several large corporations in the energy industry, including corporations with power operations.  He has broad based knowledge in power generation and energy marketing and possesses extensive general management experience.  He contributes significantly to the oversight responsibilities on matters relating to executive compensation and compensation strategy and serves as our Compensation and Human Resources Committee chair.  He has experience on multiple public boards and committees and is currently serving as Chairman and Chief Executive Officer for Southcross Energy, LLC.

Thomas D. Clark, Jr. Mr. Clark holds a doctorate in business administration with a concentration in financial management, large system analysis, and corporate policy development and through his work with Strategy Associates is recognized as an authority in strategy development and management.  He brings extensive marketing and business leadership skills from his career in academia as a distinguished professor in business administration and as an active and experienced consultant to senior management.  He leads the Board’s corporate governance review and oversight processes and serves as our Corporate Governance and Nominating Committee chair.  He is currently serving on an additional public board and its committees and serves on the boards of several community organizations.

Victor E. Grijalva.  Mr. Grijalva brings a strong technical background to our Board, with a masters degree in electrical engineering, and has significant experience managing several technical businesses.  In addition to his extensive technical knowledge, he qualifies as an “audit committee financial expert” under SEC guidelines due to his many years of experience as an executive in charge of strategy and financial results for Schlumberger Oilfield Services and his service on the Audit Committees of other public boards.  In total, he has served on the boards of four public companies and in addition to the audit committee, has participated on the compensation, financial, governance and performance committees.

Patricia A. Hammick.  Ms. Hammick brings strategy and business leadership skills from her experience in energy operations, regulatory compliance and academia.  She has executive management experience in many areas of the energy industry, including natural gas production, transmission, distribution, oil production and power generation and development as well as functional experience with major merger and acquisition transactions and shareholder relations.  Ms. Hammick’s leadership skills are employed as the Board’s Lead Director and also in the capacity of chair of the former Independent Director Committee.  She currently serves on the boards of two additional public companies where she has chaired the Governance and Nominating Committee and other independent committees.

Howard B. Sheppard.  Mr. Sheppard brings extensive finance experience from his career at Chevron Corporation where he served as an Assistant Treasurer.  As a result of this experience, he qualifies as an “audit committee financial expert” under SEC guidelines because of his broad understanding of accounting, tax and finance, as well as his thorough understanding of financial reporting processes and the related risk management associated with such processes.  Further, he is well versed in strategic transactions and general management in the energy industry.

William L. Trubeck.  Mr. Trubeck has a broad background in accounting and finance.  His more than 30 years of experience in executive financial positions with large public companies and his MBA with a focus on finance and accounting qualify him as an “audit committee financial expert” under SEC guidelines.  He currently serves as the chair of our Audit and Compliance Committee, and as the chair, he contributes significantly to the oversight of the integrity of our financial statements, internal controls and the performance of our risk assessment and risk management policies.  He also serves as the chairman or a member of audit committees of other publicly traded companies.

Retirement.  George L. Mazanec.  Mr. Mazanec, who is currently serving as a director, will be retiring from the Board as of the conclusion of the Annual Meeting and is therefore not standing for re-election.  We thank Mr. Mazanec for his services, contributions and leadership throughout his tenure as a director.

Diversity.  The Board does not have a formal policy with respect to Board nominee diversity.  In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.  In particular, the Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

All of the director nominees set forth in this proxy statement and the accompanying proxy card are current directors standing for re-election.

Future director nominations.  For purposes of the 2011 Annual Meeting, the Nominating Committee will consider any director nominations from a stockholder received by the Corporate Secretary by the close of business on February 20, 2011, but not before the close of business on January 21, 2011.  See “Future Stockholder Proposals” below for more information.  Any such nomination must be accompanied in writing by all information relating to such person that is required under the federal securities laws, including such person’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected.  The nominating stockholder must also submit its name and address, as well as that of the beneficial owner if applicable, and the class and number of shares of our common stock that are owned beneficially and of record by such stockholder and such beneficial owner.  Finally, the nominating stockholder must discuss the nominee’s qualifications to serve as a director as described in our Corporate Governance Guidelines.

PROPOSAL 1
ELECTION OF DIRECTORS

 Directors

Seven directors are to be elected at the Annual Meeting by the holders of common stock to each serve a one-year term.  The directors are elected by a plurality of the shares of common stock represented in person or by proxy and entitled to vote on the election of common stock directors, subject to our majority voting policy discussed below.  This means that the seven individuals nominated for election to the Board as directors who receive the most FOR votes among votes properly cast in person or by proxy will be elected.  Only FOR or WITHHELD votes are counted in determining whether a plurality has been cast in favor of a director nominee.  Under our Amended and Restated Certificate of Incorporation, stockholders do not have cumulative voting rights.  If you withhold authority to vote with respect to the election of some or all of the director nominees, your shares will not be voted with respect to those nominees indicated.  Under our majority voting policy, in an uncontested election, any director nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election must offer his or her resignation to the Board promptly following certification of the stockholder vote.  Broker non-votes are not counted for purposes of election of directors.  You cannot abstain in the election of directors.

Unless you withhold authority to vote or instruct otherwise, a properly executed proxy will be voted FOR the election of the nominees listed below as the proxies may determine.  Although the Board does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons appointed as proxies will vote for the election of such other persons that may be nominated by the Board.

Information on Director Nominees

All of the nominees for director are currently directors of Dynegy.  The following table sets forth information regarding the names, ages and principal occupations of the director nominees, other directorships held by them in public companies and the length of their service as a director of Dynegy.

Director Nominees	Principal Occupation and Current and Former Directorships	Age as of March 24, 2010	Director Since

Bruce A. Williamson	Chairman of the Board, President and Chief Executive Officer of Dynegy; Director of Questar Corporation (2006-Present)	50	2002

David W. Biegler	Chairman and Chief Executive Officer of Southcross Energy LLC (2009-Present) and Chairman of Estrella Energy, L.P.(2003-Present), Director of Trinity Industries Inc. (1992-Present), Austin Industries, Inc. (2004-Present), Southwest Airlines Co. (2006-Present), Guaranty Financial Group (2008-2009) and Animal Health International, Inc. (2007-Present)	63	2003

Thomas D. Clark, Jr.	President and Director of Strategy Associates (2006-Present); Director of Endeavour International (2006-Present)	69	2003

Victor E. Grijalva	Former Vice Chairman of Schlumberger Ltd., (1999-2001) Former Chairman of Hanover Compressor Company (2004) and Former Chairman of Transocean, Inc.; Director of Transocean, Inc. (2005-Present)	71	2006

Patricia A. Hammick	Former Senior Vice President, Strategy and Communications of Columbia Energy Group; Director of Consol Energy, Inc. (2001-2009) and SNC-Lavalin Group, Inc. (2007-Present)	63	2003

Howard B. Sheppard	Former Assistant Treasurer, Chevron Corp.	64	2008

William L. Trubeck	Former Chief Financial Officer and Executive Vice President of H&R Block, Inc., and Former Executive Vice President and Chief Financial Officer of Waste Management Inc.; Director of WellCare Health Plans, Inc. (February 2010 – Present), YRC Worldwide (2002-Present) and Ceridian Corporation (2006-2007)	63	2003

Additional Biographical Information on Director Nominees.

Bruce A. Williamson has served as Chief Executive Officer and as a director of Dynegy since October 2002, as Chairman of the Board of Dynegy since May 2004 and as President since December 2007.  Prior to joining Dynegy, Mr. Williamson served in various capacities with Duke Energy and its affiliates.  From August 2001 to October 2002, he served as President and Chief Executive Officer of Duke Energy Global Markets.  In this capacity, he was responsible for all Duke Energy business units with global commodities and international business positions.  From 1997 to August 2001, he served as Senior Vice President of Business Development and Risk Management and President and Chief Executive Officer at Duke Energy International.  Mr. Williamson joined PanEnergy Corporation in June 1995, which then merged with Duke Power in June 1997.  Prior to the Duke-PanEnergy merger, he served as PanEnergy's Vice President of Finance.  Before joining PanEnergy, he held positions of increasing responsibility at Shell Oil Company, advancing over a 14-year period to Assistant Treasurer.  He currently serves as a Director of Questar Corporation.

David W. Biegler was elected to the Board in April 2003.  He serves as Chairman and Chief Executive Officer of Southcross Energy, LLC, a midstream natural gas company engaged in the purchase and sale, pipeline transportation, gathering and processing of natural gas, since June 2009.  He also currently serves as Chairman of Estrella Energy, L.P., an investor in Southcross, since 2003.  Mr. Biegler retired at the end of 2001 as Vice Chairman of TXU Corp., when it engaged in power generation and energy marketing and provided electric and natural gas utility services and other energy-related services.  He also served as President and Chief Operating Officer of TXU Corp. from 1997 to December 2001.  From 1993 to 1997, he served as Chairman, President and Chief Executive Officer of ENSERCH Corp. He currently serves as a director of Trinity Industries, Inc., Southwest Airlines Co., Austin Industries, Inc., Animal Health International, Inc. and Children's Medical Center.

Thomas D. Clark, Jr. was elected to the Board in July 2003.  Since 2006, Mr. Clark has been the President of Strategy Associates, a consulting firm specializing in strategy development, strategic planning assistance, corporate governance policy and corporate analysis.  Mr. Clark  previously served as Dean of the E.J. Ourso College of Business Administration and Ourso Distinguished Professor of Business from 1995 to 2003, and served as the Edward G. Schlieder Distinguished Chair of Information Science and Director of the DECIDE Board Room at Louisiana State University from 2003 to 2006.  Prior to these positions, he was Chairman of Information and Management Sciences at Florida State University and Director of the Information Systems Research Center from 1984 to 1995.  He was the Gage Crocker Outstanding Professor at the Air Force Institute of Technology where he served in the School of Engineering from 1977 to 1984.  Mr. Clark is also a director of Endeavour International Corporation and serves on the boards of several community organizations and two privately-held companies.

Victor E. Grijalva was elected to the Board in May 2006.  He served as a director of Hanover Compressor Company from 2002 to 2007 and formerly served as Chairman of Hanover's Board from 2002 to 2005.  In August 2002, Mr. Grijalva served as interim President and Chief Executive Officer of Hanover.  Mr. Grijalva is the retired Vice Chairman of Schlumberger Limited, a supplier of technology, project management and information solutions to the oil and gas industry.  Before serving as Vice Chairman, he served as Executive Vice President of Schlumberger's OilfIeld Services division from 1994 to January 1999 and as Executive Vice President of Schlumberger's Wireline, Testing and Anadrill division from 1992 to 1994.  He retired from Schlumberger in December 2001.  Mr. Grijalva is also a director of Transocean, Inc., where he served as Chairman of the Board from 1999 to 2002.

Patricia A. Hammick was elected to the Board in April 2003 and was appointed Lead Director in May 2004.  She was an adjunct professor at George Washington University from 2002 to 2003.  Ms. Hammick served as Senior Vice President, Strategy and Communications and a member of the management committee of Columbia Energy Group from 1998 to 2000 and was Vice President, Corporate Strategic Planning, for Columbia Energy Group from 1997 to 1998.  From 1983 to 1996, she served as the Chief Operations Officer for the National Gas Supply Association in Washington, D.C., and held a management position with Gulf Oil Exploration and Production Company from 1979 to 1983.  Prior to 1979, Ms. Hammick worked for the American Petroleum Institute, the Center for Naval Analysis and the Naval Weapons Center.  She currently serves as a director of Consol Energy, Inc. and SNC-Lavalin Group, Inc.

Howard B. Sheppard was appointed to the Board in January 2008.  He previously served as an Assistant Treasurer of Chevron Corporation from February 1988 to June 2008.  Mr. Sheppard was employed by Chevron and its affiliates since the merger of Gulf Oil Corporation with Chevron in 1985.  Prior to the merger, he held positions of increasing responsibility at Gulf Oil Corporation, advancing over a 16-year period to Assistant Treasurer.  He previously served on the Board from 2004 to 2007 as a Class B director designated by Chevron.  With the April 2, 2007 closing of the LS Power Merger, Chevron, which was then a Dynegy stockholder, no longer had the right to designate any of Dynegy's directors.

William L. Trubeck was elected to the Board in April 2003.  He served as Executive Vice President and Chief Financial Officer of H&R Block, Inc. from 2004 to 2007.  He previously served Waste Management Inc. as Executive Vice President of its Western Group from 2003 until 2004, Executive Vice President, Operations Support, and Chief Administrative Officer from 2002 until 2003 and Executive Vice President and Chief Financial Officer from 2001 until 2002.  He was Senior Vice President-Finance and Chief Financial Officer of International Multifoods, Inc. from 1997 until 2000, and President, Latin American Operations of International Multifoods, Inc. from 1998 until 2000.  He has served as a director of YRC Worldwide since 1994 and as Chairman of its audit committee since 2002.  He also currently serves as a director of WellCare Health Plans, Inc. and serves on its audit committee.

The Board unanimously recommends that stockholders vote FOR the election of these director nominees to the Board.

DIRECTORS’ MEETINGS AND COMMITTEES OF THE BOARD

During 2009, our Board held eight meetings.  Each Class A common stock director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which he or she served during the period for which he or she has been a director.  Under our Corporate Governance Guidelines, directors who are not members of a particular committee are entitled to attend meetings of each such committee.

The following table reflects the members of each of the committees of the Board and the number of meetings held from January 1, 2009 through December 31, 2009.

	Audit & Compliance	Compensation & Human Resources	Corporate Governance & Nominating	Performance Review(1)	Independent Director
Bruce A. Williamson
James T. Bartlett(2)
David W. Biegler		CHAIR		X	X
Thomas D. Clark, Jr.		X	CHAIR		X
Victor E. Grijalva	X		X	X	X
Patricia A. Hammick(3)					CHAIR
Frank E. Hardenbergh(2)
George L. Mazanec	X	X	X		X
Mikhail Segal(2)				CHAIR
Howard Sheppard	X		X	X	X
William L. Trubeck(4)	CHAIR	X			X
Number of Meetings	9	4	4	1	10
________________________
(1)	Certain duties and responsibilities of the Performance Review Committee were performed by the full Board during 2009. Please see “Performance Review Committee” below for more information.
(2)
Former Class B director who resigned from the Board upon closing of the LS Power Transactions.  Please see “Transactions with Related Persons, Promoters and Certain Control Persons—LS Power Transactions” for more information.

(3)
As Lead Director, Ms. Hammick is an ex officio member of the Audit and Compliance, Human Resources, Nominating and Performance Review committees.  She has a standing invitation to attend all such committee meetings and thus attends all committee meetings.

(4)	Designated Audit Committee Financial Expert.

Committees

Audit and Compliance Committee.    The Audit and Compliance Committee, which currently is comprised of Messrs. Trubeck (Chairman), Grijalva, Mazanec and Sheppard, met a total of nine times during 2009.  Each member of the Audit and Compliance Committee is independent as defined in the NYSE Listed Company Standards.  The Audit and Compliance Committee assists the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics, our independent auditors’ qualifications and independence, the performance of our internal audit function and the independent auditors and the performance of our risk assessment and risk management policies.  Please read “Audit and Compliance Committee Report” for a discussion of the Audit and Compliance Committee’s review of our 2009 audited financial statements.

Compensation and Human Resources Committee.    The Human Resources Committee, which currently is comprised of Messrs. Biegler (Chairman), Clark, Mazanec and Trubeck, met a total of four times during 2009.  Each member of the Human Resources Committee is independent as defined in the NYSE Listed Company Standards.  The purpose of the Human Resources Committee is to assist our Board in fulfilling the Board’s oversight responsibilities on matters relating to executive compensation, oversee our overall compensation strategy and our equity-based compensation plans, prepare the annual Compensation and Human Resources Committee report required by the rules of the SEC and review and discuss with our management the Compensation Discussion and Analysis to be included in our annual proxy statement to stockholders.  The Human Resources Committee does not assist the Board with respect to director compensation, which is the responsibility of the Corporate Governance and Nominating Committee.  For more information regarding the role and scope of authority of the Human Resources Committee in determining executive compensation, please read “Compensation Discussion and Analysis” below.

The Human Resources Committee may delegate specific responsibilities to one or more subcommittees to the extent permitted by law, NYSE listing standards and our governing documents.  The Human Resources Committee is responsible for pre-approving all services performed by any independent compensation consultant in order to assure that the provision of such services does not impair the consultant’s independence.  As a result, the Human Resources Committee has established a policy requiring its pre-approval of the annual executive compensation services, engagement terms and fees.  The policy requires that requests to provide services requiring pre-approval by the Human Resources Committee or Chair will be submitted to the Committee or Chair by both the independent compensation consultant and our Vice President of Human Resources and must include a joint statement as to whether, in their view, the request or application is consistent with maintaining the consultant’s independence.  Further, under the policy, the Human Resources Committee delegates to its Chair the authority to pre-approve any services (other than annual engagement services) if necessary or appropriate between scheduled meetings; provided, however, that the Chair will cause any such pre-approvals to be reported to the Human Resources Committee at the next regularly scheduled meeting.  For a discussion of the role of the independent compensation consultant retained by the Human Resources Committee in recommending executive compensation and the participation of our Chief Executive Officer in the review of the compensation of other executives that report to the Chief Executive Officer, please read “Compensation Discussion and Analysis” below.

Corporate Governance and Nominating Committee.    The Nominating Committee, which currently is comprised of Messrs. Clark (Chairman), Grijalva, Mazanec and Sheppard, met a total of four times during 2009.  Each member of the Corporate Governance and Nominating Committee is independent as defined in the NYSE Listed Company Standards.  The Corporate Governance and Nominating Committee is responsible for identifying director nominees, assisting the Board with respect to director compensation, developing and reviewing our Corporate Governance Guidelines and overseeing the evaluation of the Board and management.

Performance Review Committee.    The Performance Review Committee was dissolved effective March 2, 2010.  The duties and responsibilities formerly handled by the Performance Review Committee were assumed by the full Board beginning on March 2, 2010.  Prior to the dissolution, the Performance Review Committee was comprised of Messrs. Segal (Chairman), Biegler, Grijalva and Sheppard and met one time during 2009.  The Performance Review Committee was responsible for reviewing our overall commercial and operating performance relative to our power industry competitors, the external market structure and our internal capabilities, reviewing our environmental, health and safety performance, developing and recommending to our management and the Board opportunities to maximize value for our stockholders, and assessing, with management, our execution of value-enhancing opportunities.

Independent Director Committee.    As a result of the closing of the strategic transactions in November 2009 and the concurrent resignation of the Class B directors, the Independent Director Committee was dissolved on March 2, 2010.  Prior to its dissolution, the Independent Director Committee was comprised of Ms. Hammick (Chair) and Messrs. Biegler, Clark, Grijalva, Mazanec, Sheppard and Trubeck.  The committee met a total of 10 times during 2009.  The Independent Director Committee was authorized to review and approve related party transactions involving the LS Entities or its affiliates, including matters arising from our former development joint venture, under our related party transactions policy, and to consider matters relating to our relationship with the LS Power as our former largest stockholder.  The Independent Director Committee was authorized to retain its own legal, financial and other advisors, in furtherance of the authority granted to it by the Board, without obtaining approval of such retention by the Board.

DIRECTOR COMPENSATION

Director Compensation for 2009

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee Class A common stock director who served on our Board in 2009.  Directors who are also employees of Dynegy and the former Class B common stock directors were not compensated for their services as directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
David W. Biegler	$—	$70,000	$—	$—	$—	$86,000	$156,000
Thomas D. Clark, Jr.	$—	$70,000	$—	$—	$—	$93,500	$163,500
Victor E. Grijalva	$90,000	$70,000	$—	$—	$—	$—	$160,000
Patricia A. Hammick(5)	$92,700	$70,000	$—	$—	$—	$10,300	$173,000
George L. Mazanec	$97,500	$70,000	$—	$—	$—	$—	$167,500
Howard B. Sheppard	$92,000	$70,000	$—	$—	$—	$—	$162,000
William L. Trubeck	$54,250	$70,000	$—	$—	$—	$54,250	$178,500
________________________
(1)
Directors receive annual phantom stock grants pursuant to the Directors Deferred Compensation Plan.  Upon termination of service as a director, the shares become payable, based on the director’s one-time election, in cash or common stock.  The values shown under “Stock Awards” reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  As of December 31, 2009, each director had the following aggregate number of shares of phantom stock outstanding: Messrs. Biegler and Trubeck and Ms. Hammick—105,623; Mr. Clark—102,646; Mr. Grijalva—68,403; Mr. Mazanec—93,097; and Mr. Sheppard—53,752.

(2)	No annual stock option awards or non-equity incentive plan compensation payments were made as compensation for director services in 2009 or are contemplated under our current compensation structure.
(3)
The “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column represents dividends/capital gains/losses or unrealized gains/losses on deferrals of fees and stock awards under the Directors Deferred Compensation Plan, which includes investments in common stock and various investment funds.  As of December 31, 2009, each of the directors had cumulative losses on all prior deferrals of fees in the following amounts: Mr. Biegler—$(40,133); Mr. Clark—$(16,819); Mr. Grijalva—$(31,926); Ms. Hammick—$(76,161); Mr. Mazanec—$(53,657); Mr. Sheppard—$(19,033); and Mr. Trubeck—$(41,681).

(4)
The amounts shown as “All Other Compensation” for Messrs. Biegler, Clark and Trubeck and Ms. Hammick represent a voluntary cash deferral of fees earned at each director’s election into common stock or various investment funds that are payable upon termination in cash.

(5)	Lead Director.

Periodically, our Nominating Committee reviews the competiveness of the compensation of our non-employee directors.  The results of such review were presented to the Board with regard to the compensation of our non-employee directors for 2009.  The Board determined that, based on an assessment of competiveness and the current economic environment, no compensation changes are appropriate at this time.

Under the Directors Deferred Compensation Plan, non-employee directors receive annual phantom stock grants with an aggregate value of $70,000, awarded quarterly in arrears based on the closing price of our common stock on the last trading day of the quarter.  Since the amounts of phantom stock granted are unfunded, directors do not actually receive shares of our common stock.  We established a trust to provide an informal funding vehicle for the obligations under the plan to our directors.  The assets of the trust, commonly referred to as a rabbi trust, are subject to the claims of our creditors in the event of insolvency, so the plan is considered unfunded for tax purposes.  We contribute cash in amounts equal to the compensation that is deferred by us for the directors, which is then invested by the administrator of the trust in a fund of our common stock.  Upon termination of service as a director, the shares of phantom stock become payable, based on an election previously made by the director, in a lump sum payment or in monthly, quarterly or annual installment payments following such termination.  The shares of phantom stock are payable in cash or in shares of common stock, based upon a one-time election of the director.

In addition to the phantom stock grants, the non-employee directors receive the following compensation, which is payable in cash and may be deferred under the Directors Deferred Compensation Plan, in whole or in part, and invested in one or more investment options, including a hypothetical Dynegy common stock fund, at a particular director’s election:

•	An annual retainer of $50,000 per year;

•	A fee of $2,000 for each Board meeting attended;

•	A fee of $1,000 for each committee meeting attended;

•	An additional annual retainer of $30,000 for the Lead Director;

•	Fees for each committee chairperson per year: Audit and Compliance Committee—$20,000 per year; Human Resources Committee—$10,000 per year; Nominating Committee—$10,000;

•	An annual retainer of $5,000 and $2,500 per year for members of the Audit and Compliance Committee and the Human Resources Committee, respectively; and

•
Reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities, including director education courses and materials.

Certain Transactions and Other Matters

For a description of certain transactions with management and others, certain business relationships and compliance with Section 16(a) of the Exchange Act, see “Executive Compensation—Potential Payments Upon Termination or Change in Control,” “Transactions with Related Persons, Promoters and Certain Control Persons” and “Section 16(a) Beneficial Ownership Reporting Compliance.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our capital stock as of March 23, 2010, except as otherwise noted, by (1) each person who, based on filings with the SEC, owns beneficially 5% or more of our common stock, (2) each director and director nominee, (3) each executive officer, other than Mr. Eimer, named in the Summary Compensation Table set forth below and (4) all current directors and executive officers as a group.  Share amounts and percentages shown for each individual or group in the table are adjusted to give effect to the exercise of all options exercisable by such individual or group within 60 days of March 3, 2010, regardless of whether such options are currently in the money.

	Number of Shares (1) Common Stock	Percent of Total Outstanding Common Stock(2)
LS Power Associates, L.P.(3)	13,647,105	2.3
LS Power Equity Partners, L.P.(3)	48,929,842	8.1
LS Power Partners, L.P.(3)(4)	81,352,895	13.5
LS Power Equity Partners PIE I, L.P.(3)	29,669,786	4.9
LSP Gen Investors, L.P.(3)	1,164,302	*
LS Power Development, L.L.C.(3)(5)	95,000,000	15.7
Mikhail Segal(3)(6)	95,000,000	15.7
Frank Hardenbergh(3)(6)	95,000,000	15.7
James Bartlett(3)(6)	95,000,000	15.7
UBS Global Asset Management Americas Inc.(7)	66,033,854	10.9
Capital World Investors(8)	34,920,000	5.9
FMR LLC(9)	35,675,091	5.9
Bruce A. Williamson(10)(16)	5,141,281	*
Holli C. Nichols(11)(16)	832,301	*
J. Kevin Blodgett(12)(16)	481,990	*
Lynn Lednicky(13)(16)	763,109	*
Charles C. Cook(14)(16)	425,283	*
David W. Biegler(15)(16)	115,623	*
Thomas D. Clark, Jr.(15)(16)	116,146	*
Victor E. Grijalva(15)(16)	83,403	*
Patricia A. Hammick(15)(16)	130,623	*
George L. Mazanec(15)(16)	109,097	*
Howard B. Sheppard(15)(16)	68,752	*
William L. Trubeck(15)(16)	116,623	*
Current Executive Officers and Directors as a Group (12 persons)(10)—(16)	8,384,231	1.3
________________________
*	Less than 1%.
(1)	Unless otherwise noted, each person or entity listed has sole voting and investment power with respect to the shares reported.
(2)	Based upon 604,163,359 shares of common stock issued and outstanding at March 3, 2010.
(3)
According to Schedule 13D filed jointly on December 10, 2009 by: (1) LS Power Development, LLC, a Delaware limited liability company , or LSP Development, (2) LS Power Partners, L.P., a Delaware limited partnership, or LSP Partners, (3) LS Power Associates, L.P., a Delaware limited partnership, or LSP Associates, (4) LS Power Equity Partners, L.P., a Delaware limited partnership, or LSPEP, (5) LS Power Equity Partners PIE I, L.P., a Delaware limited partnership, or PIE I, (6) LSP Gen Investors, L.P., a Delaware limited partnership, or Gen Investors, and (7) Mikhail Segal, an individual with United States citizenship. LSP Development, LSP Partners, LSP Associates, LSPEP, PIE I, Gen Investors and Mr. Segal are referred to herein collectively as the “Reporting Persons.” The principal address of each of LSP Partners, LSPEP, PIE I, Gen Investors and Messrs. Segal, Bartlett and Hardenbergh  is 1700 Broadway, 35th Floor, New York, New York 10019.  The principal address of each of LSP Development and LSP Associates is Two Tower Center, 11th Floor, East Brunswick, New Jersey 08816.   Mr. Segal’s current principal occupation is Chairman of LSP Development.

(4)
LSP Partners directly holds 1,588,965 shares.  LSP Partners is the general partner of LSPEP, PIE I and Gen Investors.  As the general partner of LSPEP, PIE I and Gen Investors, LSP Partners may be deemed to have shared voting and investment power with respect to 81,352,895 shares beneficially owned by LSPEP, PIE I and Gen Investors.  As such, LSP Partners may be deemed to have shared beneficial ownership of the common stock of which LSPEP, PIE I and Gen Investors are the owners. LSP Partners, however, disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein.

(5)
LSP Development is the general partner of LSP Partners and LSP Associates.  As the general partner of LSP Partners and LSP Associates, LSP Development may be deemed to have shared voting and investment power with respect to 95,000,000 shares beneficially owned by LSP Powers and LSP Associates.  As such, LSP Development may be deemed to have shared beneficial ownership of the common stock of which LSP Partners and LSP Associates are the beneficial owners. LSP Development, however, disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein.

(6)
Messrs. Segal, Bartlett and Hardenbergh through their positions, relationship and/or affiliations with the Reporting Persons may have shared voting and investment power with respect to 95,000,000 shares beneficially owned by the Reporting Persons.  As such, Messrs. Segal, Bartlett and Hardenbergh may be deemed to have shared beneficial ownership of the shares beneficially owned by the Reporting Persons.  Messrs. Segal, Bartlett and Hardenbergh disclaim beneficial ownership of such shares.

(7)
According to Schedule 13G filed February 11, 2010 by UBS AG (for the benefit and on behalf of the UBS Global Asset Management division of UBS AG) , or UBS AG. According to such Schedule 13G, UBS AG has sole voting power with respect to 56,019,134 shares and shared dispositive power with respect to 66,033,854 shares.  The address for UBS AG is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.  UBS disclaims beneficial ownership of such securities pursuant to Rule 13d-4 under the Securities Exchange Act of 1934.

(8)
According to Schedule 13G filed February 11, 2010 by Capital World Investors, or Capital Investors.  According to such Schedule 13G, Capital Investors has sole voting power with respect to 13,900,000 shares and sole dispositive power with respect to 34,920,000 shares.  The address for Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071.

(9)
According to Schedule 13G filed February 16, 2010 by FMR LLC, or FMR.  According to such Schedule 13G, Fidelity Management & Research Company, or Fidelity, a wholly-owned subsidiary of FMR and a registered investment adviser, is the beneficial owner of 33,910,341 shares held in Fidelity's funds.  FMR and Edward C. Johnson 3d, FMR's Chairman, each has the sole power to dispose of these shares.   However, the sole power to vote or direct the voting of these shares resides with the funds' board of trustees.  Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR and an investment manager of certain institutional accounts, is the beneficial owner of 1,764,750 shares.   FMR and Edward C. Johnson 3d each has sole dispositive power and sole power to vote or direct the voting of these shares.   The address for FMR is 82 Devonshire Street, Boston MA 02109.

(10)
Amount shown includes 3,438,888 shares of common stock issuable upon the exercise of employee stock options held by Mr. Williamson and 165,461, 106,952 and 555,556 shares of restricted common stock which vest on April 2, 2010, March 6, 2011 and March 3, 2013, respectively.  Amount shown also includes approximately 22,289 shares of common stock held by the Trustee of the Dynegy Inc. 401(k) Savings Plan, or the Dynegy 401(k) Plan, for the account of Mr. Williamson, based on the market value of units held by Mr. Williamson in the Dynegy 401(k) Plan’s Dynegy stock fund divided by the closing price of our common stock as of March 3, 2010.  The amount shown does not include 1,592,921phantom stock units held by Mr. Williamson through our Dynegy Inc. 2009 Phantom Stock Plan, or the Phantom Stock Plan, that are payable three years from date of grant exclusively in cash and not in shares of common stock.

(11)
Amount shown includes 569,668 shares of common stock issuable upon the exercise of employee stock options held by Ms. Nichols and 36,195, 26,738 and 145,834 shares of restricted common stock which vest on April 2, 2010, March 6, 2011 and March 3, 2013, respectively.  Amount shown also includes approximately 24,887 shares of common stock held by the Trustee of the Dynegy 401(k) Plan for the account of Ms. Nichols, based on the market value of units held by Ms. Nichols in the Dynegy 401(k) Plan’s Dynegy stock fund divided by the closing price of our common stock as of March 3, 2010.  The amount shown does not include 398,231phantom stock units held by Ms. Nichols through our Phantom Stock Plan that are payable three years from date of grant exclusively in cash and not in shares of common stock.

(12)
Amount shown includes 302,513 shares of common stock issuable upon the exercise of employee stock options held by Mr. Blodgett and 31,024, 19,887 and 109,375 shares of restricted common stock which vest on April 2, 2010, March 6, 2011 and March 3, 2013, respectively.  Amount shown also includes approximately 18,888 shares of common stock held by the Trustee of the Dynegy 401(k) Plan for the account of Mr. Blodgett, based on the market value of units held by Mr. Blodgett in the Dynegy 401(k) Plan’s Dynegy stock fund divided by the closing price of our common stock as of March 3, 2010.  The amount shown does not include 296,184 phantom stock units held by Mr. Blodgett through our Phantom Stock Plan that are payable three years from date of grant exclusively in cash and not in shares of common stock.

(13)
Amount shown includes 552,052 shares of common stock issuable upon the exercise of employee stock options held by Mr. Lednicky and 31,024, 19,887 and 105,730 shares of restricted common stock which vest on April 2, 2010, March 6, 2011 and March 3, 2013, respectively.  Amount shown also includes approximately 20,106 shares of common stock held by the Trustee of the Dynegy 401(k) Plan for the account of Mr. Lednicky, based on the market value of units held by Mr. Lednicky in the Dynegy 401(k) Plan’s Dynegy stock fund divided by the closing price of our common stock as of March 3, 2010.  The amount shown does not include 296,184 phantom stock units held by Mr. Lednicky through our Phantom Stock Plan that are payable three years from date of grant exclusively in cash and not in shares of common stock.

(14)
Amount shown includes 260,916 shares of common stock issuable upon the exercise of employee stock options held by Mr. Cook and 41,366, 23,396 and 105,730 shares of restricted common stock which vest on April 2, 2010, March 6, 2011 and March 3, 2013, respectively.  Amount shown also includes approximately 11,008 shares of common stock held by the Trustee of the Dynegy 401(k) Plan for the account of Mr. Cook, based on the market value of units held by Mr. Cook in the Dynegy 401(k) Plan’s Dynegy stock fund divided by the closing price of our common stock as of March 3, 2010.  The amount shown does not include 278,762 phantom stock units held by Mr. Cook through our Phantom Stock Plan that are payable three years from date of grant exclusively in cash and not in shares of common stock.

(15)
Amounts shown include the following number of shares of our common stock payable upon termination of service as a director, at the election of the director, with respect to certain phantom stock units awarded under the Directors Deferred Compensation Plan: 93,097 shares payable to Mr. Mazanec; 102,646 shares payable to Mr. Clark; 105,623 shares payable to Messrs. Biegler and Trubeck and Ms. Hammick; 53,752 shares payable to Mr. Sheppard; and 68,403 shares payable to Mr. Grijalva.  The amounts shown do not include certain stock units held by Mr. Clark and Ms. Hammick through our Directors Deferred Compensation Plan which are payable, upon retirement, exclusively in cash and not in shares of common stock.  For Mr. Mazanec, amount shown includes 3,000 shares held in two IRAs for his benefit, 1,000 shares held by the Mazanec Foundation, of which Mr. Mazanec is President and a director, and 1,000 shares held in two family trusts for the benefit of Mr. Mazanec’s grandchildren.  For Mr. Sheppard, amount shown includes 15,000 shares held in a family trust.

(16)	The address for all Dynegy executive officers and directors is Dynegy Inc., 1000 Louisiana Street, Suite 5800, Houston, TX 77002.

EXECUTIVE OFFICERS

The following table sets forth the name and positions of our executive officers as of March 23, 2010, together with their ages and period of service with us.

Executive Officer	Position	Age as of March 23, 2010	Served with Dynegy Since
Bruce A. Williamson	Chairman of the Board, President and Chief Executive Officer	50	2002

Holli C. Nichols	Executive Vice President and Chief Financial Officer	39	2000

J. Kevin Blodgett	General Counsel and Executive Vice President, Administration	38	2000

Lynn A. Lednicky	Executive Vice President, Operations	49	1991

Charles C. Cook	Executive Vice President, Commercial Operations and Market Analytics	45	1991

The executive officers named above will serve in such capacities until the next Annual Meeting of our Board, or until their respective successors have been duly elected and qualified, or until their earlier death, resignation, disqualification or removal from office.

Set forth below is additional biographical information with respect to our executive officers.

Bruce A. Williamson has served as Chief Executive Officer and as a director since October 2002, as Chairman of the Board of Dynegy since May 2004 and as President since December 2007.  Prior to joining Dynegy, Mr. Williamson served in various capacities with Duke Energy and its affiliates.  From August 2001 to October 2002, he served as President and Chief Executive Officer of Duke Energy Global Markets.  In this capacity, he was responsible for all Duke Energy business units with global commodities and international business positions.  From 1997 to August 2001, he served as Senior Vice President of Business Development and Risk Management and President and Chief Executive Officer at Duke Energy International.  Mr. Williamson joined PanEnergy Corporation in June 1995, which then merged with Duke Power in June 1997.  Prior to the Duke-PanEnergy merger, he served as PanEnergy's Vice President of Finance.  Before joining PanEnergy, he held positions of increasing responsibility at Shell Oil Company, advancing over a 14-year period to Assistant Treasurer.  He currently serves as a Director of Questar Corporation.

Holli C. Nichols has served as Executive Vice President and Chief Financial Officer since November 2005.  Ms. Nichols is responsible for oversight activities involving strategic planning and corporate business development, financial affairs, including finance and accounting, tax, treasury, risk management, internal audit and investor and credit agency relationships.  Ms. Nichols previously served as Senior Vice President and Treasurer from May 2004 to November 2005, as Senior Vice President and Controller from June 2003 to May 2004 and as Vice President, Assistant Corporate Controller and Senior Consultant from May 2000 to June 2003.  Ms. Nichols joined Dynegy from PricewaterhouseCoopers LLP in May 2000.

J. Kevin Blodgett has served as General Counsel and Executive Vice President, Administration since November 2005.  Mr. Blodgett is responsible for our legal and administrative affairs, including legal, government and regulatory services supporting Dynegy's operational, commercial and corporate areas, as well as ethics and compliance, human resources, information technology and business services.  Mr. Blodgett previously served as Senior Vice President, Human Resources from August 2004 to November 2005, as Group General Counsel-Corporate Finance & Securities and Corporate Secretary from May 2003 to August 2004 and as Assistant General Counsel, Senior Corporate Counsel and Corporate Counsel from October 2000 to May 2003.  Mr. Blodgett joined Dynegy from Baker Botts LLP in October 2000.

Lynn A. Lednicky has served as Executive Vice President, Operations since October 1, 2009.  Mr. Lednicky is responsible for the operational management of our fleet of power generation assets.  He previously served as Executive Vice President-Asset Management, Government and Regulatory Affairs from March 2009 to October 2009, Executive Vice President, Asset Management, Development, and Regulatory Affairs from January 2008 to March 2009, Executive Vice President, Commercial and Development from January 2007 to January 2008, Executive Vice President of Strategic Planning and Corporate Business Development from November 2005 to January 2007, Senior Vice President of Strategic Planning and Corporate Business Development from July 2003 to November 2005 and Senior Vice President of Power Origination from December 2000 to July 2003. Mr. Lednicky joined our predecessor, Destec Energy, Inc., in July 1991.  Mr. Lednicky is a member of the U.S. Department of Energy National Coal Council and the EPRI Research Advisory Committee.

Charles C. Cook has served as Executive Vice President, Commercial Operations and Market Analytics since December 2008.  Mr. Cook has direct responsibility for overseeing all commercial functions and asset management related to Dynegy's power generation fleet.  Mr. Cook most recently served as Senior Vice President-Strategic Planning, Corporate Business Development and Treasurer from January to December 2008 and served as Senior Vice President and Treasurer from 2005 until 2007.  Mr. Cook joined our predecessor, Destec Energy, Inc., in 1991, and was promoted to Vice President in 2002.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion should be read together with the compensation tables and disclosures for our Named Executive Officers included under “Executive Compensation.” The following discussion contains statements regarding future company performance targets and goals.  These targets and goals are disclosed in the limited context of our compensation programs and should not be considered as statements of our expectations or estimates of results or other guidance; to that end, these targets and goals will not be subject to updating.

Executive Summary

Our executive compensation program is primarily designed to attract, motivate and retain a highly qualified executive management team capable of effectively managing our power generation business.  This program is administered by the Human Resources Committee, which utilized Towers Perrin, an independent compensation consultant, to assist it in discharging its responsibilities for the 2009 performance year.  In the following discussion and analysis, we describe in detail our executive compensation philosophy and objectives and the 2009 compensation for each individual who served as (1) our Chief Executive Officer, (2) our Chief Financial Officer, (3) our three other most highly compensated executive officers who were serving as executives at the end of 2009, and (4) one additional executive who retired before year-end.  We refer to these individuals collectively as our Named Executive Officers.

The following discussion and analysis is designed to provide insight into our compensation philosophy, practices, plans and decisions.  In summary:

•	We believe that rewards should be competitive, should not be viewed as entitlements and should be based upon the performance of the company and the individual executive.

•	The Human Resources Committee exercises its judgment and discretion when reviewing corporate and individual performance relative to pre-determined financial and operational measures.

•
Competitive benchmark data, comprised of aggregate industry peer proxy statement data and general industry survey data, are reviewed annually by the Human Resources Committee when making base salary, short-term incentive and long-term incentive decisions regarding our Named Executive Officers.

•	Performance-based awards continue to be a critical tool in providing appropriate incentives for our Named Executive Officers to create long-term value for our stockholders.

•
In determining compensation levels for each Named Executive Officer, the Human Resources Committee considers job responsibilities, historical pay, internal equity pay levels, experience and performance (both corporate and individual performance) in an attempt to reward and motivate both short-term and long-term value creation for our stockholders.

•
In 2009, we exceeded both our financial and non-financial annual performance objectives, but are not likely to achieve the stock price targets contained in the performance units granted in April 2007 and payable in April 2010; the Human Resource Committee’s compensation decisions reflect this performance.

Executive Compensation Philosophy

Our executive compensation program reflects a fundamental belief that rewards should be competitive, both in elements and amount, with the broad labor market in which we compete for executive talent and commensurate with corporate and individual performance.  Annually, the Human Resources Committee reviews and updates, where appropriate, our compensation philosophy for consistency with our near-term and long-term business strategy.  Our “Compensation Guiding Principles,” which are listed below, serve to formalize and document our compensation philosophy.  In addition, these principles provide a foundation for certain compensation decisions, as well as a common language for communicating those decisions to executives, employees and stockholders.  These “Compensation Guiding Principles” are as follows:

•	Our compensation strategy is based on our core values and business strategy.

•
Our total compensation for each individual should provide reasonable upside potential for exceptional performance, while maintaining competitiveness during, but appropriately reflecting, market or economic downturns.

•	Our compensation delivery practices should allow for differential pay levels based on both corporate and individual performance.

•	Our key compensation elements—base pay, short-term incentives and long-term incentives—should complement each other.

•	Our variable pay programs should be designed as forward-looking incentives with clear transparency.

•	Our long-term incentives and stock ownership guidelines should encourage share price improvement and a strong link to stockholder interests.

•	Our compensation programs should be designed and administered to encourage sustained long-term growth in our cyclical industry.

•
Our overall compensation strategy should recognize that attraction and retention of key talent is critical to the attainment of our stated business goals and objectives and to the creation of value for our stockholders.

Executive Compensation Program Objectives

Consistent with the stated purpose and the Compensation Guiding Principles listed above, the structure of our compensation program reflects the following key objectives: (1) Pay for Performance; (2) Market Competitiveness; and (3) Long-Term Stockholder Value.

Pay for Performance.    It is our belief that the variable components of compensation should not be viewed as entitlements, but rather should be awarded for delivering results relative to pre-determined business goals and objectives and for executing on our business strategy to create long-term value for our stockholders.  To this end, each year the Board approves a comprehensive set of financial and non-financial goals and objectives for the coming year.  Our progress, and the Named Executive Officers’ contributions relative to these goals and objectives, is monitored and discussed during the year by the Board and the Human Resources Committee.  At year-end, compensation awards are made based on the Human Resources Committee’s overall assessment of performance, including the degree to which these goals and objectives have been achieved and the impact of external factors.

Financial Objectives.    The first category of goals represents the financial objectives used by executive management and the Board in assessing our annual performance and communicating that performance to the investment community.  In determining short-term incentive opportunity levels for 2009, the Human Resources Committee adopted guidelines pursuant to which financial objectives comprised 90% of the total funding opportunity.  This weighting for financial performance is aligned with our stated objective of creating stockholder value.  The financial performance metric was based on the attainment of established Adjusted EBITDA1 levels, with performance in reducing General and Administrative, or G&A, expenses considered as an additional reference point when considering overall financial performance.  Adjusted EBITDA is aligned with the manner in which we publicly disclose our financial performance, while a reduction in G&A expenses is an appropriate objective that is aligned with prudent actions and behaviors in the current economic and business environment.  Please read “—Analysis—Named Executive Officer Compensation” below for a discussion of 2009 compensation and the specific performance and financial targets on which such compensation was based.

Additionally, the Human Resources Committee formally established a separate financial performance requirement for the Named Executive Officers.  This separate performance target, which we refer to as a “gate” or a minimum funding requirement, must be met before any amount of short-term incentive awards will be paid to the Named Executive Officers and provides another method to foster the alignment of executive interests with investor interests and our annual performance goals and objectives.  For 2009, the Human Resources Committee set this minimum performance level at $700 million of Adjusted EBITDA.  Performance below this minimum level would result in no short-term incentive awards to the Named Executive Officers, regardless of non-financial performance or any other adjustments.

Non-Financial Objectives.    The second category of goals and objectives is non-financial in nature.  These objectives, which represent 10% of the total short-term incentive funding opportunity for the 2009 performance year, are centered on our core operating focus: 1) operate and commercialize our assets well; 2) protect liquidity and near-term cash flow; and 3) manage overall spending.  While specific targets were not set for these non-financial objectives, the Named Executive Officers reviewed the strategic intent behind each of these focus areas with the Board at the start of the year and provided regular updates on progress throughout the 2009 performance year.  Please read “—Analysis—Named Executive Officer Compensation” below for a discussion of 2009 compensation and the specific non-financial performance that influenced such compensation.
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1 We define Adjusted EBITDA as EBITDA adjusted to exclude (1) gains or losses on the sale of assets, (2) the impacts of mark-to-market changes and (3) impairment charges.

In addition to the above-described financial and non-financial goals and objectives, executive compensation decisions are also based on the individual performance of our Named Executive Officers.  In particular, we have adopted a set of core values that reflect the key leadership qualities and behavioral attributes that our executive compensation program is designed to foster and reward.  These qualities and attributes include, among others: honesty and integrity; individual responsibility and accountability; engagement and development of our employees; and doing the right things with an expectation that the right things will happen.  In evaluating our Chief Executive Officer from this perspective, the Human Resources Committee conducts an annual performance review together with the Board and evaluates his performance based on interaction with him throughout the year.  Similarly, the Human Resources Committee, which approves the compensation for our executive officers other than our Chief Executive Officer, consults with the Chief Executive Officer as to his performance review of our other executive officers and their achievements relative to our core values.  The Human Resources Committee also evaluates and considers executive leadership in furtherance of our core values based on its subjective judgment and without a precise weight or formula.  As a general rule, the Human Resources Committee places greater emphasis on the financial objectives or results than it does on non-financial objectives or leadership when making its compensation decisions.

Market Competitiveness and Independent Compensation Consultant.    We believe that in order to attract and retain highly qualified executives, our executive compensation program must be competitive, both in elements and amount, with the broad labor market in which we compete for talent.  To support our objective of paying market competitive compensation, each year the Human Resources Committee conducts a detailed competitive evaluation (including, among other things, a review of proprietary and proxy statement information) with its independent compensation consultant.  For 2009, the Human Resources Committee, without management participation, retained Towers Perrin as its independent consultant, primarily based upon the firm’s depth and breadth of expertise in executive compensation and familiarity with our industry.  Towers Perrin was engaged to provide consultant advice and services to the Human Resources Committee, collect competitive executive compensation data, assess the competitiveness of our current compensation programs and strategies and provide information on trends, new rules/regulations and laws that may impact executive compensation practices and administration.  Towers Perrin reports to and acts at the sole discretion of the Human Resources Committee and is prohibited from performing services for our management without pre-approval by the Human Resources Committee.

On January 3, 2010, Towers Perrin and Watson Wyatt announced the completion of a merger to create Towers Watson & Co. As a result of this merger, the combined company provides compensation consultant services to our Human Resources Committee (Towers Perrin) and retirement benefit plan actuarial services for the entire organization (Watson Wyatt).  Watson Wyatt has served as the actuary for our retirement benefit plans since 2008, with fees associated with these services of approximately $541,000 in 2009.  Fees associated with Towers Perrin’s consulting services to the Human Resources Committee totaled approximately $60,000 for 2009.  Since the agreement to provide actuarial services by Watson Wyatt, and almost all of the compensation consultant services performed by Towers Perrin for 2009, preceded the merger with Towers Perrin, the Human Resources Committee believed there was no conflict of interest for 2009.  However, with the recent completion of the Towers Perrin-Watson Wyatt merger, the Human Resources Committee intends to review and consider alternative arrangements for 2010.

In an attempt to ensure meaningful competitive compensation comparisons for 2009 executive compensation purposes, the Human Resources Committee reviewed and approved Towers Perrin’s approach of constructing our comparative executive compensation data from a combination of peer group proxy statements and published compensation surveys.  Towers Perrin collected compensation data from the most recent proxy statement filings for a group of six comparator companies (AES Corp., Allegheny Energy Inc., Edison International, Mirant Corporation, NRG Energy Inc. and RRI Energy, Inc.) and is referred to as the comparator group.  The Human Resources Committee and Towers Perrin believe these companies are similar to us in business focus and, despite inexact overlap of operations and the limited number of comparator companies, represent useful reference points for executive compensation purposes.  These companies are the same comparator companies that were used in 2008.  The comparator group proxy statement data collected included base salaries, total compensation amounts and long-term incentive award levels for the Chief Executive Officer, Chief Financial Officer and next three highest-compensated named executives.

Additionally, Towers Perrin used data from its 2009 Executive Compensation Database and Long-Term Incentive Plan Report to provide data for positions with similar roles and responsibilities as our Named Executive Officers.  The survey data were provided from over 761 companies from 11 general industry categories.  This group of 761companies was narrowed to those companies with revenues between $3 and $6 billion to increase comparability.  The survey data from this group was updated using an assumed annual update factor of 3.0%, and is referred to as the general industry survey data.  As a result, the general industry survey data includes only those companies with revenues similar to ours and with similar broad operating characteristics.  The comparator group proxy statement data described in the preceding paragraph provide an industry-based context for the Human Resources Committee’s executive compensation decisions.  However, because of the limited number of comparator companies, the inexact overlap of their operations and because we compete for talent within a broader industry group, the Human Resources Committee uses this general industry survey data as an additional reference point.  The general industry survey data primarily are relied upon in determining market competitiveness, as the larger statistical sample size should reflect less variability and volatility.  For 2009, there are 111 companies in the general industry survey data, none of which are considered material on an individual basis because the Human Resources Committee considers the general industry survey data as a whole.  Please see the table in Appendix A “Survey Benchmark Firms” for a complete listing of the general industry survey data.

The Human Resources Committee considers comparative data in structuring our compensation program elements and determining the value of each element to be awarded to our Named Executive Officers.  Based upon this market review, it provides three types of compensation to our Named Executive Officers—base salary, short-term incentives and long-term incentives.  Proportionally, base salary comprised approximately 20% of the Named Executive Officers’ total compensation package for 2009, with short-term incentives and long-term incentives comprising approximately 17% and 63%, respectively.  This compensation mix generally is consistent with those of our comparator group, except that our mix is more heavily weighted toward long-term incentives.  These awards, which were somewhat unusual in 2009 due to particular circumstances which are further described below, reflect what we believe is a competitive balance between current and long-term compensation and cash and non-cash compensation.  The emphasis on long-term incentives is meant to support our stated strategy of creating long-term value for our stockholders.  Please read “—Elements of Executive Compensation” below for a detailed discussion of these compensation types and the specific reasons for using them.

Long-Term Stockholder Value.    Our total compensation strategy includes the use of long-term incentive awards designed to align individual executive performance with the interests of our stockholders.  We use long-term incentives that are predominately performance-based as a tool to incentivize our Named Executive Officers to create long-term stockholder value.  The value of these long-term incentives is based on appreciation of our stock price and cumulative Adjusted EBITDA targets.  In furtherance of this strategy, we provide long-term incentive opportunities to earn values targeted generally within range of the 60th percentile of the general industry survey data, or somewhat higher than the market median.  These long-term incentive opportunities reflect performance targets that the Human Resources Committee believes correlate to a 60th percentile level of performance and are designed to accomplish the specific objectives laid out below in “Elements of Executive Compensation—Long-Term Incentive Awards.” Additionally, in early 2006, the Corporate Governance and Nominating Committee adopted stock ownership guidelines for members of the executive management team and other officers, which were intended to further align interests among our executive officers and stockholders.  Please read “Corporate Governance—Stock Ownership Guidelines” above for a description of these guidelines.

Potential Impact of Restatements and Ability to Claw Back Compensation Awards.    As stated in our Corporate Governance Guidelines, the Human Resources Committee has a mechanism to address any restatements that may impact our key financial metrics and our financial performance.  Pursuant to this mechanism, in the event of a restatement of our financial statements, the Human Resources Committee will review all bonuses and other incentive and equity compensation awarded to executive officers that were based on the achievement of specified performance targets during the period for which such financial results are or will be restated.  The Human Resources Committee will take action, as it determines to be appropriate, with respect to any such bonuses or other incentive or equity compensation awards to the extent such specified performance targets were not achieved in light of the restatement, which could include seeking to recover amounts paid.  We believe this mechanism allows for remedial action to be taken if executive compensation is awarded for achievement of financial performance that is later determined not to have been achieved, and further aligns our Named Executive Officers’ interests with those of our stockholders.

Named Executive Officers.    For 2009, our Named Executive Officers were: Mr. Williamson (Chairman, President and Chief Executive Officer); Ms. Nichols (Executive Vice President and Chief Financial Officer); Mr. Blodgett (General Counsel and Executive Vice President, Administration); Mr. Lednicky (Executive Vice President, Operations); Mr. Cook (Executive Vice President, Commercial and Market Analytics); and Mr. Eimer (former Executive Vice President, Operations). Mr. Lednicky, formerly Executive Vice President, Asset Management, Development and Regulatory Affairs, assumed his current role following the retirement of Mr. Eimer on October 1, 2009.

Employment Agreements.   We maintain a philosophy of employing executives without employment agreements and believe that the compensation, severance and benefit plans offered to our eligible officers provide appropriate reward opportunities and benefits for our Named Executive Officers.

Elements of Executive Compensation

As previously described, our Named Executive Officers are eligible to receive three primary forms of compensation: base salary; short-term cash incentive awards; and long-term incentive awards.

Base Salary.    Base salaries function as the fixed, recurring cash portion of the Named Executive Officer’s total compensation package.  In determining the level of base salary for each Named Executive Officer, the Human Resources Committee considers the Named Executive Officer’s job responsibilities, experience and performance.  The Human Resources Committee annually reviews external benchmark data (our comparator group proxy statement data and general industry survey data as described above under “—Executive Compensation Philosophy—Market Competitiveness”), provided by its independent compensation consultant, to ensure that base salaries remain competitive.  Any adjustments are made based primarily upon the Named Executive Officer’s position relative to this market data.  For base salaries, based on general industry survey data, we target the 50th percentile as a competitive level of pay.  Base salaries generally fall in a range of 80% to 120% of the 50th percentile.  This range provides the Human Resources Committee the ability to consider expertise, demonstrated performance, tenure in the current role, historical pay, internal equity, market movement and other relevant factors when determining base salaries for our Named Executive Officers.  In our estimation, to target base salaries lower than this range would restrict our ability to attract and retain key talent; to target base salaries higher than this range could potentially result in greater compensation than is necessary to attract and retain key talent to the detriment of our stockholders.  The Human Resources Committee, with input from Towers Perrin, ultimately exercises its judgment while considering competitive data, individual performance, internal equity, current position relative to the market and market value, among other factors, to determine base salaries for our Named Executive Officers.  Please read “—Analysis—Named Executive Officer Compensation” below for further discussion on the Named Executive Officers’ base salaries.

Short-Term Incentives.    Short-term incentives serve as a variable, at-risk element of each Named Executive Officer’s total compensation package and are based on the attainment of pre-established performance goals and objectives during the performance year.  Short-term incentives are generally paid in cash.  Our short-term incentive compensation plan is structured to align executive interests with both stockholder interests and our annual performance goals and objectives.  The annual cash incentive bonus opportunity for each executive officer is established at the beginning of the performance year and is commensurate with each executive’s job responsibilities.  The short-term incentive for Mr. Williamson is targeted at the 50th percentile (100% of annual base salary) for 2009 and provides an opportunity for target total cash compensation at approximately the 50th percentile.  The short-term incentive target for the other Named Executive Officers was also targeted at 100% of annual base salary for 2009, which translates to closer to the 75th percentile of market and provides an opportunity for total cash compensation at approximately the 60th percentile of market.  The short-term incentive target payouts would, by design, only be earned through achievement, in the Human Resources Committee’s judgment, of performance objectives commensurate with 75th percentile performance.  In this manner, the short-term incentive target payout is reasonably aligned with market comparables.  We believe these incentive levels also serve to attract, retain and motivate a highly qualified executive management team capable of achieving the specified target performance goals.  In particular, we believe that by providing the opportunity to achieve greater than the 50th percentile for short-term incentive awards and greater than the 60th percentile for long-term incentive awards (as discussed below), we provide appropriate upside potential for executives during a changing, commodity cyclical business environment.   These opportunities are not guaranteed and provide adequate flexibility for downward adjustments to reflect corporate or individual performance at less than the targeted level and overall market and economic conditions.  These downward adjustments were demonstrated with the annual short-term incentive awards made at 55% of target opportunity for 2008 and 85% of target opportunity for 2009 for each of the Named Executive Officers.  Corporate performance or individual performance can result in either no annual incentive bonus or an annual incentive bonus award that is less or greater than the target opportunity level.

In addition to our financial and operational performance during the performance year, the amount of any short-term incentive award is dependent on the individual executive’s performance.  The Human Resources Committee, in making its determination of compensation levels, uses its discretion to determine how individual performance should impact the short-term incentive award for each Named Executive Officer.  Our annual short-term incentive targets, and any approved payments, are also reviewed annually with the Human Resources Committee’s independent compensation consultant.  Please read “—Analysis—Named Executive Officer Compensation” below for further discussion of the Named Executive Officers’ short-term incentive awards for the 2009 performance year.

Beginning with the 2008 performance year, the Human Resources Committee formally established threshold, target and maximum performance levels to be used as guidelines when determining funding levels for the short-term incentive program.  For 2009, formal threshold, target and maximum performance levels were established for the Adjusted EBITDA metric, with the short-term incentive target being set higher than our original 2009 Adjusted EBITDA estimate.  This target was established subject to adjustment for the impact of commodity prices and other factors that materialized differently than our original 2009 plan had assumed.  For the non-financial performance objectives, which represented 10% of the total opportunity, the Human Resources Committee exercised its discretion in determining the performance level.  Additionally, for the Named Executive Officers, a threshold Adjusted EBITDA performance level was established to serve as a “gate” for their eligibility to receive a short-term incentive award.  At the end of the 2009 performance year, the Human Resources Committee used these measures as guidelines to determine award levels.

2009 Short-Term Incentive Program

Financial Performance (90% of total opportunity):

•	Adjusted EBITDA of $950 million

•	Adjusted EBITDA served as the principal factor (meaningful reduction in 2009 plan G&A expenses served as an additional reference point)

•	Adjusted EBITDA threshold performance level of $700 million served as the “gate” for Named Executive Officer participation in the short-term incentive program, with no adjustments

Non-Financial Performance (10% of total opportunity):

•	Attainment of strategic objectives: 1) operate and commercialize our assets well; 2) protect liquidity and near-term cash flow; and 3) manage overall spending

Attainment and Award Opportunity Range:

•	Threshold (80%), Target (100%) and Maximum (120%) performance levels to be determined by the Human Resources Committee

•	Award opportunity ranges from 50% (if threshold performance is reached) to 150% (for maximum performance) as determined by the Human Resources Committee

Amount of Adjusted EBITDA	STI Award Opportunity Level	STI Funding % Relative to Target
$760 MM	Threshold	50%
$950 MM	Target	100%
$1.1 Billion	Maximum	150%

This structure served as the framework for short-term incentive opportunities for all eligible employees, including the Named Executive Officers.  We believe that, by establishing a set of core financial and non-financial performance objectives that are used to determine short-term incentive awards across the organization, we encourage performance and behaviors that are consistent across the organization.

For 2010, the short-term incentive program goals will again consist of financial and non-financial objectives; however, the weighting will be adjusted in such a manner that at least 50% of the incentive compensation opportunity for our Named Executive Officers will be based on financial performance.  The remaining funding opportunity will be determined based on non-financial performance objectives consistent with our business strategy.  The primary financial measure for 2010 will continue to be Adjusted EBITDA, with cost savings achievements consistent with our 2010-2013 cost savings program to serve as an additional reference point.  Similar to 2009, a “gate” based on a minimum 2010 Adjusted EBITDA target has been established for our Named Executive Officers.  While Adjusted EBITDA will continue to play a critical role in measuring performance, the Human Resources Committee has sought to create an incentive mix that reflects an appropriate balance in our financial performance and key strategic business priorities.  Ultimately, the final decision to award short-term incentives will be based on the discretion and judgment of the Human Resources Committee after considering all factors it believes to be relevant.

Long-Term Incentives.    Long-term incentive opportunities serve as the most significant at-risk element of the executive’s total compensation package.  We focus on the attainment of long-term performance goals and objectives, which are deemed instrumental in creating long-term value for stockholders and long-term retention incentives for our executives.  Long-term incentive opportunities, in the form of equity-based awards, generally do not fully vest, and in the case of performance units require attainment of specified performance goals to earn, until three years after the grant date.  They are structured to achieve a variety of long-term objectives, including: retaining executives; aligning executives’ financial interests with the interests of stockholders; and rewarding the achievement of long-term specified strategic goals and/or superior stock price performance.  We generally target within range of the 60th percentile of the market for long-term incentives and set the performance objectives required to earn the target awards with, in the Human Resources Committee’s judgment, 60th percentile performance.  Long-term incentives for executives are generally granted at the same time that annual cash incentive awards are determined for performance in the prior year.

For awards granted in March 2009, the Human Resources Committee granted long-term incentives to our executives in the form of stock options, cash-settled phantom stock units and performance unit opportunities.  The Human Resources Committee, in making its 2009 long-term incentive determinations, was particularly focused on the need for executive retention given the relatively low level of outstanding equity incentives existing prior to these 2009 awards and chose award levels designed to increase retention incentives.  Please read “Compensation Discussion and Analysis—Named Executive Officer Compensation” below for further discussion of value realization of long-term incentives prior to 2009.  It was the Human Resources Committee’s belief that long-term incentives at a level of 1.5X the prior year’s target level were necessary to strengthen the alignment of long-term incentive opportunities for our executives with the expectation of attaining a higher than median level of performance and better aligned the near-term and long-term interests of our executives with those of our stockholders.

In March 2010, the long-term incentive awards granted to our executives were structured as follows:

LTI Award Element	Percentage of LTI Award Value	Vesting Schedule
Stock Options	20%	Ratable vesting of 1/3 each year
Restricted Stock Awards	20%	Cliff vesting on the three-year anniversary of the grant date
Performance Units	60%	Award, if any, determined at the end of the three-year performance period

The market competitiveness of our long-term incentive structure is reviewed annually by the Human Resources Committee with its independent compensation consultant.  Restricted stock and stock options tie directly to the performance of our common stock, provide the executive an incentive to build long-term value for our investors and are an effective means of executive retention because the awards are focused over the longer term and generally vest over a period (or at the end) of three years.  The number of stock options awarded is typically based on the Black-Scholes valuation model.  The number of shares of restricted stock awarded is based on the fair market value of our common stock as of the date of grant and the award value will be paid in shares upon vesting.

Beginning in 2006 and continuing through 2010, a portion of each executive’s long-term incentive award value was made in the form of performance units.  For awards granted in March 2010, the Human Resources Committee chose to base 2/3 of the award on stock price performance at the end of three years and to base 1/3 of the award on attainment of cumulative Adjusted EBITDA goals over a three-year performance period.  Please read “—Analysis—Named Executive Officer Compensation” below for further discussion of the Named Executive Officers’ long-term incentive awards for the 2009 performance year.

During its annual review of our incentive plans, the Human Resources Committee reviewed our long-term incentive plans and the related shares available for grant within each plan.  As a result of this analysis, which revealed that given the age of our current plans, limits on the number of restricted share awards that can be granted under the 2002 Plan, the limited number of shares available to grant and the limited tax deductibility of awards issued from these plans, the Human Resources Committee recommended to the Board that a new long-term incentive plan be presented for shareholder approval in 2010.  We believe that approval of the Dynegy Inc. 2010 Long Term Incentive Plan is in the best interests of the Company and necessary to provide the flexibility to responsibly address future equity compensation needs and continue to retain key executive talent.  Please see “Shareholder Proposal # 4 – Approval of Dynegy Inc 2010 Long Term Incentive Plan” for further details.

Equity Grant Practices.    The Human Resources Committee oversees our equity-based compensation plans.  In carrying out its duties, the Human Resources Committee may from time to time authorize the granting of stock options or other equity-based awards pursuant to the terms and conditions of such plans. As a matter of policy, the Human Resources Committee generally grants stock options, restricted stock or phantom stock units and other equity-based awards in conjunction with the annual compensation cycle. All such award grants are made at a scheduled meeting of the Human Resources Committee during the first several months of the year, and the exercise price of any stock option grant is the closing price of our common stock on the date of the Human Resources Committee’s meeting (the grant date).  These and the other terms of any stock option or other equity-based award grants are documented in the form of one or more award agreements approved by the Human Resources Committee on or before the grant date.

From time to time, the Human Resources Committee may determine that it is desirable or appropriate to grant stock options or other equity-based awards to an individual upon employment or commencement of service with us. The Human Resources Committee must approve any such stock option or other equity-based grants.  The exercise price of any such stock option grants is the closing price of our common stock on the date of the meeting (the grant date).

Executive Perquisites.    In reviewing the total compensation packages for our Named Executive Officers with its independent compensation consultant, the Human Resources Committee reviews executive perquisites on an annual basis.  Our internal assessment of perquisites provided to Named Executive Officers during 2009 revealed that perquisites generally were limited to cell phones and personal digital assistants primarily used for business purposes, home security services and executive education benefiting Dynegy.

In 2007 and 2008, security assessments were conducted by a third party at the homes of each Named Executive Officer.  These assessments were conducted primarily because of the potential for security threats.  Based on the results of these assessments, certain enhanced home security measures, which we believe further the interests of our stockholders, were recommended for the Named Executive Officers.  Costs incurred during 2009 related to installation or maintenance of home security measures consistent with these recommendations were: Mr. Williamson (approximately $70,000), Ms. Nichols (approximately $1,800), Mr. Blodgett (approximately $1,600), Mr. Lednicky (approximately $2,100), Mr. Cook (approximately $300) and Mr. Eimer (approximately $18,000).  During 2009, each Named Executive Officer was provided with tax gross-up payments totaling approximately $52,000 related to executive perquisites.  Beginning in 2010, the Human Resources Committee determined that tax gross-up payments on executive perquisites will no longer be provided.  Please read “Executive Compensation—Summary Compensation Table for 2007, 2008 and 2009” below for further details on executive perquisites.

Overall, the total value of perquisites for our Named Executive Officers represents approximately 1% or less of total compensation.  While the Human Resources Committee will continue to assess the competitiveness of executive perquisites, it believes the current limited use of this element of total compensation is appropriate.

Other Compensation and Benefit Plans.    Qualified benefit plans comprise additional elements of total compensation for our Named Executive Officers.  Generally, each Named Executive Officer is eligible, as are all our corporate employees, to participate in the Dynegy Inc. 401(k) Savings Plan, or Dynegy 401(k) Plan, which provides for a dollar-for-dollar match for each dollar contributed (on a pre-tax or Roth basis) up to 5% of salary payable in the form of common stock (with such elective contributions capped at $16,500 for 2009).  Generally, each Named Executive Officer is also eligible for a qualified pension benefit under the Dynegy Inc. Retirement Plan, or the Retirement Plan.  This pension benefit, in the form of the Portable Retirement Benefit, or PRB, provides a defined benefit that grows each year at a variable rate (30-year Treasury rate).  This benefit, introduced in 2001, provides an annual contribution of 6% of the Named Executive Officer’s salary (with such salary capped at $245,000 for plan purposes for 2009).  Our contributions to the Dynegy 401(k) Plan vested at a rate of 50% per year and contributions to the PRB vested at a rate of 33.33% per year for 2009.  Mr. Eimer is not eligible for the Dynegy 401(k) Plan or the PRB.  Mr. Eimer was a participant in the Dynegy Midwest Generation, Inc. 401(k) Savings Plan, or DMG 401(k) Plan, which provides for a match of $.50 for each dollar contributed (on a pre-tax or Roth basis) up to 6% of salary and provides for 100% immediate vesting.  Mr. Eimer received a distribution of his total DMG 401(k) Plan benefit in connection with his retirement.  Mr. Eimer’s benefit under the Retirement Plan, unlike the PRB under that plan, is a traditional formula-based pension benefit; Mr. Eimer commenced distribution of this benefit in connection with his retirement.  All of our Named Executive Officers were fully vested in all of our past and future contributions based on their years of service.

Two restoration plans were adopted in 2008, the Dynegy Inc. Restoration 401(k) Savings Plan, or the Restoration 401(k) Plan, and the Dynegy Inc. Restoration Pension Plan, or the Restoration Pension Plan.  The key elements of the restoration plans include:

•	Under both plans, all employees who are eligible employees under the applicable qualified plans and earn in excess of a certain qualified plan limit may participate (for 2009, the limit was $245,000);

•
Additionally, under the Restoration Pension Plan, employees who are eligible employees under the applicable qualified pension plans and earn in excess of another qualified plan limit may participate (for 2009, the limit was generally the lesser of $195,000 or 100% of a participant’s average compensation for his or her highest three years);

•	Definition of plan pay under the restoration plans mirrors our existing qualified plans (base pay); and

•	Benefits will be paid in the form of a lump sum, with service under the plans taken into account for employment on and after January 1, 2009.

We also have a legacy non-qualified executive deferred compensation plan, or Deferred Compensation Plan.  The Deferred Compensation Plan was suspended in 2003 and no contributions have been made under the Deferred Compensation Plan since that time.  Mr. Lednicky is the only Named Executive Officer with a balance in this suspended program.

Change in Control Arrangements.    We have entered into arrangements and maintain plans that require us to provide specified payments and benefits to the Named Executive Officers in connection with a change in control.  These plans and payments are described below under “Executive Compensation—Potential Payments upon Termination or Change in Control.” In particular, our Executive Change in Control Severance Pay Plan, or Change in Control Plan, provides for the vesting of outstanding equity-based awards and the payment of certain severance benefits to our executives in connection with a change in control, as defined in the Change in Control Plan.  The Change in Control Plan, most recently amended/adopted by the Human Resources Committee in 2008 after consultation with its independent compensation consultant, was adopted to enable us to attract and retain critical talent in a marketplace with a potential for industry consolidation and significant shortfalls in the executive talent pool.

Our Change in Control Plan, as adopted on April 3, 2008, defines “change in control” to include:

•
a merger, consolidation or the sale of assets or equity interests that results in (1) the equity securities holders immediately prior to such event no longer being entitled to 51% or more of the votes eligible to be cast in the election of directors in the resulting entity, or (2) the Board members immediately prior to such event no longer constituting at least a majority of the Board of the resulting entity;

•	our dissolution or liquidation;

•
any person or group gains ownership or control of 50% or more of the combined voting power of the outstanding securities of (1) Dynegy, if we have not engaged in a merger or consolidation, or (2) the resulting entity, if we have engaged in a merger or consolidation;

•	a contested election of directors which results in members of the Board immediately before such election ceasing to constitute a majority of the Board; or

•	the adoption by the Board or the Human Resources Committee of a resolution declaring that a change in control has occurred.

The most important features of the Change in Control Plan are as follows:

Participants:	All employees at the Managing Director level and above, including the Named Executive Officers

Triggers:
First Trigger—a change in control event
Second Trigger—if, in connection with a change in control event, a participant is involuntarily terminated or terminates for “good reason,” generally as a result of a change in terms of service, defined as: 1) a material reduction in duties; 2) a material reduction in total compensation; or 3) a relocation of 50 or more miles

Protection Period:	60 days before and two years following the change in control event

Severance Multiple:	CEO EVP SVP VP MD
= 2.99 x (base salary + short-term incentive award at target)
= 2.5 x (base salary + short-term incentive award at target)
= 2.0 x (base salary + short-term incentive award at target)
= 1.5 x (base salary + short-term incentive award at target)
= 1.0 x (base salary + short-term incentive award at target)

Short-Term Incentive:	Pro-rata short-term incentive award payable at target

Equity Vesting:	Determined based on the long-term incentive award agreements (generally upon a change in control event)

Benefit Continuation of Certain Health and Welfare Benefits:	CEO EVP SVP VP MD	= 36 months = 30 months = 24 months = 18 months = 12 months

The Human Resources Committee believes that given the likelihood of further power industry consolidation, the continued provision of change in control benefits of this type will be necessary to enable us to attract and retain highly qualified executive talent.

Analysis

Determination of Named Executive Officer Compensation.    The Board has delegated to the Human Resources Committee, through its committee charter, the following responsibilities with respect to Named Executive Officer compensation:

•
Review and approve our goals and objectives relevant to compensation of our Chief Executive Officer and, together with the Lead Director, evaluate the Chief Executive Officer’s performance in light of these goals and objectives and recommend to the other independent directors the Chief Executive Officer’s compensation level based on this evaluation; and

•	Review and approve the compensation for our other Named Executive Officers.

The Chief Executive Officer, with the assistance of our Human Resources department, presents a number of compensation alternatives for the Named Executive Officers that report to him consistent with his views of their overall contributions during the performance year.  These alternatives are reviewed and considered by the Human Resources Committee, with input from its independent compensation consultant, when approving the compensation for our non-Chief Executive Officer Named Executive Officers.

Named Executive Officer Compensation.    For the 2009 performance year, the following financial and non-financial performance objectives were recommended by management and approved by the Board at the beginning of the year.  These performance objectives, as supplemented by more detailed supporting accomplishments applicable to each of our Named Executive Officers, provided a framework for the Human Resources Committee to assess our 2009 performance and to determine the Named Executive Officers’ compensation.  The financial performance objectives were to account for 90% of the potential short-term incentive opportunity, with Adjusted EBITDA being the principle measure.  The non-financial objectives, as described below, were to account for 10% of the potential short-term incentive opportunity.  Additionally, the financial performance goals were based on various assumptions, including assumptions with respect to commodity prices, with the understanding that our actual financial performance would be assessed based on actual commodity prices and factors considered relevant by the Human Resources Committee at the time the short-term incentive award was to be approved.  The Human Resources Committee believes that, collectively, the goals and objectives that were established for the 2009 performance year were set at a level consistent with 60th percentile or better performance and were appropriately challenging with respect to advancing our business strategy and the interests of our stockholders and to assess performance of the Named Executive Officers and their functions.

Financial Performance Objectives (represents 90% of total funding opportunity)

• Adjusted EBITDA of $950 million (to serve as the principle factor)

• Meaningful reduction in 2009 plan G&A expenses of $180 million (to serve as an additional reference point)

• Adjusted EBITDA threshold performance level of $700 million to serve as “gate” for Named Executive Officer participation in the short-term incentive program

Non-Financial Performance Objectives2 (represents 10% of total funding opportunity)

• Operate and commercialize our assets well

• Protect liquidity and near-term cash flow in a challenging environment

• Successfully manage overall spending

2009 Performance Assessment.    The Human Resources Committee assessed management’s performance for 2009 based on the degree to which the foregoing goals and objectives were attained and the performance-related factors that it considered relevant.  In assessing financial performance for 2009, the Human Resources Committee considered: Adjusted EBITDA, and G&A, as reported in our year-end financial results; the impact of commodity prices; and finally, the current economic environment and what it believed to be the appropriate level of incentive payment in that environment.

In assessing the financial performance objectives, in accordance with the annual established goals, the Human Resources Committee considered the impact of commodity prices relative to Adjusted EBITDA.  In doing so, the Human Resources Committee concluded that, when adjusted for changes in commodity prices compared to what our original 2009 plan had assumed, Adjusted EBITDA performance exceeded the target performance level for the year.  Without adjusting, it also exceeded the short-term incentive “gate” for our Named Executive Officers by approximately $100 million.  While the Human Resources Committee considered Adjusted EBITDA performance more heavily, it also took into account that final G&A expenses for 2009 were approximately $20 million lower than the original 2009 planned spending level.

2 Given the continued uncertainty regarding the ultimate resolution of the national climate change debate and the impact of any such resolution on our business, specific climate change objectives were not included among the operational performance objectives.

In addition to 2009 financial performance, the Human Resources Committee considered management’s attainment of the non-financial performance objectives described above for purposes of assessing corporate performance and the performance of the Named Executive Officers individually.  Among other things, the Human Resources Committee considered the following:

·	Negotiation, execution and closing of strategic transactions that produced the following results:

▪	Approximately $1 billion in cash proceeds to address near-term debt maturities (completed ~$830 million repurchase of 2011/2012 bond maturities in December 2009)

▪
Redeemed 245 million Class B shares with all remaining Class B shares converted to Class A shares, thereby eliminating our dual-class stock structure and associated Class B shares’ rights and restrictions

▪	Sale of select natural gas-fired assets while maintaining a diversified power generation portfolio with significant upside potential to economic and power market recovery

·	Amendments to credit agreement that improved financial flexibility

·	Exceptional commercial execution, including implementation of strategies such as the decision to hedge greater expected volumes for 2009 in what was a declining commodity price environment

·	Designed and commenced $400-450 million multi-year cost-savings program, including restructurings designed to produce permanent savings

·	Met or exceeded operations scorecard metrics, including above-target safety and environmental performance

After full consideration of actual performance relative to the 2009 financial and non-financial performance objectives and other factors deemed relevant, the Human Resources Committee approved funding for short-term incentive awards at 85% of the target opportunity.  The Human Resources Committee recognized that the organization and our Named Executive Officers demonstrated exceptional performance relative to the short-term incentive metrics, with overall improved performance relative to 2008, and therefore should receive an increase in short-term incentive funding over last year.  However, the Human Resources Committee also considered overall organizational performance and concluded that funding at less than target was appropriate in light of the current economic climate and the stockholder value realized in 2009.  Towers Perrin indicated that this funding level is consistent with the market and that the absolute dollar value is in the range of where they expect many of our peer companies will be.

Base Salary Determinations.    In reviewing the level of base salary for each Named Executive Officer, the following factors were considered: their individual contributions during the 2009 performance year; the overall nature and responsibility of each position; relative comparability to the median base salary paid to those in similar roles within the comparator group; internal equity; and the appropriate level of base adjustments considering the current economic climate.  The Human Resources Committee continues to believe that, when determining the base salary for each Named Executive Officer, performance, market data from our general industry survey and time in the position should be considered.  Given the current economic and industry environment and that 2008 performance was below target opportunity levels, it was determined that no adjustments would be made to base salary during the annual compensation review at the beginning of 2009 for any of the Named Executive Officers.

In reviewing base salaries for the Named Executive Officers at the start of 2010, the Human Resources Committee and the Board determined that Mr. Williamson’s base compensation was appropriate considering his position relative to the comparator group and the general industry survey group data; therefore, it elected not to increase his salary.  Taking into account that base salaries were held flat last year, reviewing overall responsibility and performance, and considering their positions relative to the 50th percentile, Mr. Williamson recommended an average increase of approximately 5% for Ms. Nichols and Messrs. Blodgett, Lednicky and Cook.  These increases, which were reviewed and approved by the Human Resources Committee and are shown on the chart below, reflect an attempt to position the base salary for each of these Named Executive Officers at a similar position relative to the 50th percentile, while taking into account internal equity relative to their individual roles.  Mr. Eimer retired on October 1, 2009 and, as such, did not receive a base salary increase.

Named Executive Officer	December 31, 2009 Base Salary	Current Base Salary
Bruce A. Williamson	$1,000,000	$1,000,000
Holli Nichols	$500,000	$525,000
J. Kevin Blodgett	$425,000	$450,000
Lynn A. Lednicky	$425,000	$435,000
Charles C. Cook	$400,000	$435,000
Rich W. Eimer	$375,000	$—

Short-Term Incentive Determinations.    In determining short-term incentive awards for 2009, our performance and the contributions of each Named Executive Officer during the 2009 performance year were considered.  Following a thorough review process, the Human Resources Committee determined that the Named Executive Officers performed well relative to the objectives for 2009.  The executive leaders each contributed to at or above target performance relative to Adjusted EBITDA after considering the impact of actual commodity prices (as described above), and led efforts to identify significant recurring G&A and other cost savings for the benefit of our stockholders.  These accomplishments, in addition to meeting or exceeding expectations relative to the non-financial performance objectives (as described above), led to the Human Resource Committee’s determination that the incentive award opportunity for the Named Executive Officers should exceed the prior year’s awards.  The Human Resources Committee reviewed this performance and exercised its discretion in setting funding below the target level that might have been expected had they purely taken a formulaic approach in determining short-term incentive awards.  The Human Resources Committee determined that, despite the level of performance achieved, the final award opportunity should be balanced with the current economic climate, actual reported financial results and stockholder value realized in 2009.

  In terms of individual performance for the Named Executive Officers, the Human Resources Committee and the Board completed an evaluation of Mr. Williamson’s performance during 2009.  The Human Resources Committee made its compensation recommendations for Mr. Williamson, on the basis of this evaluation, to the remaining independent directors.  The independent directors believed that Mr. Williamson led the Company through an unprecedented business environment.  In particular, they noted Mr. Williamson’s successful leadership in negotiating and completing the aforementioned strategic transactions, his effective communications with our investor base, and his continued demonstration of integrity, accountability and the other key leadership qualities and behavioral attributes that our executive compensation program is designed to foster and reward.  After considering these various factors, as well as the overall performance we achieved during 2009 as further described above, the Human Resources Committee recommended an annual short-term incentive award of $850,000 for Mr. Williamson.  This recommendation was subsequently approved by the independent directors.  The chart on the next page further illustrates the short-term incentive award for Mr. Williamson and the amount earned as a percent of his 2009 base salary.

In considering the performance during 2009 for the other Named Executive Officers, the Human Resources Committee considered, among others, the following notable accomplishments:

•
Ms. Nichols’ effective guidance and execution of our capital structure reformation following the closing in November 2009 of the strategic transactions, including the successful execution of credit agreement amendments that improved our overall financial flexibility.  She also continued to increase the transparency of investor relations materials and increased the level of communication with analysts.

•
Mr. Blodgett’s successful oversight and execution of our efforts related to the strategic transactions.  Additionally, he led the efforts related to the implementation of the $400-450 million multi-year cost-savings program, including the restructurings designed to produce permanent savings.  He also continued to implement “best practices” in managing an efficient, effective in-house legal and administration function.

•
Mr. Cook’s effective leadership and execution of our commercial strategy during 2009.  He and his team implemented commercial strategies for expected electric production and fuel needs that position us toward a more optimal balance of risk and reward.  His team also contributed significantly to our overall level of financial performance described above and initiated a coal inventory reduction strategy in the Midwest Region that reduced coal inventories and associated working capital expenses.

•
Mr. Lednicky, who assumed responsibility for Operations upon Mr. Eimer’s retirement, played a significant leadership role in negotiating the strategic transactions.  Under his leadership, the Operations function ended the year well under budget and accomplished above-target performance for in-market availability and safety and environmental matters.

•	Prior to his retirement, Mr. Eimer’s principled leadership contributed to an exceptional year within Operations, both fiscally and operationally.

After considering these various factors, as well as the overall performance we achieved during 2009 as further described above, the Human Resources Committee determined and approved annual short-term incentive awards at 85% of target opportunity for each of the Named Executive Officers reporting to Mr. Williamson.  While the individual performance of each Named Executive Officer was reviewed and considered, ultimately it was determined that the collective efforts and contributions of this group warranted short-term incentive awards at the same percentage.  The chart below further illustrates the short-term incentive award for each of these Named Executive Officers and the amount earned as a percent of his/her 2009 base salary.

Named Executive Officer	Short-Term Incentive Target	Award Earned as a Percent of 2009 Salary	Award Amount
Bruce A. Williamson	100%	85%	$850,000
Holli C. Nichols	100%	85%	$425,000
J. Kevin Blodgett	100%	85%	$361,250
Lynn A. Lednicky	100%	85%	$361,250
Charles C. Cook	100%	85%	$340,000
Rich W. Eimer	100%	85%	$276,250

Long-Term Incentive Opportunity Determinations.    The Human Resources Committee, with input from Towers Perrin, considered various alternatives for granting long-term incentive opportunities for the 2009 performance year.  The Human Resources Committee’s objective was to motivate management to achieve long-term specified strategic goals and superior stock price performance, and to ensure an appropriate level of equity-based incentives to aid in the retention of our Named Executive Officers.  Additionally, the Human Resources Committee sought to identify ways to continue to align incentives for our Named Executive Officers with the long-term interests of our stockholders.

The Human Resources Committee assessed the result of the prior years’ long-term incentive opportunities and concluded that they are having the desired result.  The Human Resources Committee is fully aware of the stockholder returns produced over the prior three-year period and believes payment levels under the prior years’ long-term incentive opportunities (or lack of) demonstrate clear alignment between the stockholders’ returns and management’s actual compensation.  With respect to the 2007 long-term incentive awards, including the performance opportunity awards, the following table presents the intended value at the time of grant in April 2007 and the estimated payouts for such grants in 2010.

Named Executive Officer	Intended Value of Long-Term Incentive Opportunity Awarded in 2007	Estimated Value Likely to Vest in 2010 (at end of three-year performance period)(1)(2)
Bruce A. Williamson	$ 8,000,000	$ 241,573
Holli C. Nichols	$ 1,750,000	$ 52,845
J. Kevin Blodgett	$ 1,500,000	$ 45,295
Lynn A. Lednicky	$ 1,400,000	$ 42,276
Charles C. Cook	$ 460,000	$ 13,890
Rich W. Eimer	$ 580,000	$ 17,514
________________________
(1)
The 2007 opportunity award mix for the long-term incentive awards included: (1) 40% stock options that vest equally in three annual installments and have an exercise price equal to $9.67; (2) 20% restricted stock that vests on April 2, 2010 with a grant price of $9.67; and (3) 40% performance units that would be earned in April 2010 if the following stock price performance goals are met:

	Threshold	Target	Stretch	Maximum
Performance Goal – Achieved Share Price	$11.75	$12.75	$13.75	$15.25
Award Level (% of each $100 performance unit)	0%	100%	200%	300%

(2)
Pro forma estimated value amounts shown reflect the vesting of the restricted stock based on a stock price of $1.46 on March 1, 2010.  The amounts do not include the exercise of the 2007 options, which are under water, nor the funding of performance units, as the associated stock price targets are unlikely to be attained.

The Human Resources Committee also discussed amending the performance unit awards granted in 2009.  With respect to one-third of those awards, payment is based on our Adjusted EBITDA over the three-year award period (2009, 2010 and 2011).  The agreements associated with these awards contemplated future amendments based on strategic transactions executed in the best interests of our stockholders.  Given the sale of certain revenue-generating assets as part of the strategic transactions completed as of November 30, 2009 and the corresponding reduction to planned Adjusted EBITDA as a result of no longer having those assets for two of the three years that comprise the performance period for those awards, the Human Resources Committee believes it appropriate to adjust the Adjusted EBITDA assumptions used in determining the “threshold,” “target,” and “maximum” Adjusted EBITDA levels and to make corresponding modifications to those “threshold,” “target,” and “maximum” Adjusted EBITDA levels for those awards, as set forth in the applicable award agreements.  Based on the revised Adjusted EBITDA assumptions for 2010 and 2011, the amendment modifies the three-year Adjusted EBITDA “threshold” from $2.4 billion to $2.1 billion; the “target” from $2.7 billion to $2.4 billion; and the “maximum” from $3.3 billion to $3.0 billion.  No adjustments were made to the stock price metrics associated with these awards.  The Human Resources Committee and Board both determined this amendment to be appropriate and approved it effective as of March 3, 2010.

In consideration of the demonstrated ability of these long-term incentive opportunities to align the interests of stockholders and management, the Human Resources Committee chose to continue with the same structure for the upcoming three-year period, but to further increase the performance unit component from 50% to 60% to create higher incentives for achievement of the stated long-term goals.

The Human Resources Committee discussed long-term incentives with respect to the 2009 performance year, in particular the impact of the current award mix and retention considerations given that a significant portion of long-term incentives granted to the Named Executive Officers in 2007, 2008 and 2009 require significant performance achievement to produce any value for the participant.  The Human Resources Committee considered the impact that the current stock price might have on share usage and availability within our long-term incentive plans and also whether to again issue cash-settled phantom stock units in place of restricted stock, as it did for the 2008 performance year.  After thorough consideration, the Human Resources Committee increased the percentage share of long-term incentive value granted in performance units from 50% to 60% of each Named Executive Officer’s long-term incentive opportunity (as described above) and replaced the cash-settled phantom stock units with time-based restricted stock.  The Human Resources Committee elected to issue long-term incentive awards at the 60th percentile of the market median, consistent with our stated philosophy and the level of performance expected, and to do so at target level for each Named Executive Officer.  These decisions reflected the Human Resources Committee’s belief that the larger than normal long-term incentive awards granted last year have provided sufficient incentives to address the issue of retention as considered by the Human Resources Committee at that time.  The chart below illustrates the long-term incentive awards granted to each Named Executive Officer in March 2010.

Named Executive Officer	Equity Award Value	Stock Options (20%)	Restricted Stock Award (20%)	Performance Units (60%)
Bruce A. Williamson	$4,000,000	941,177	555,556	24,000
Holli C. Nichols	$1,050,000	247,059	145,834	6,300
J. Kevin Blodgett	$787,500	185,295	109,375	4,725
Lynn A. Lednicky	$761,250	179,118	105,730	4,568
Charles C. Cook	$761,250	179,118	105,730	4,568
Rich W. Eimer	$—	—	—	—

The stock options were granted to the Named Executive Officers on March 3, 2010 at a regularly scheduled meeting of the Human Resources Committee.  The stock options were granted based on a Black-Scholes calculation of $0.85, vest equally in three annual installments and have an exercise price equal to $1.44, the closing market price of our common stock on the grant date.

The Named Executive Officers were also granted restricted stock awards on March 3, 2010.  The number of shares of restricted stock awarded to each Named Executive Officer is based on the fair market value of our common stock as of March 3, 2010, $1.44, and the awards will vest in full on the three-year anniversary of the grant date barring an earlier triggering event.

Additionally, the performance units were granted to the Named Executive Officers on March 3, 2010.  The performance units only provide value to the participant if specific performance goals are achieved for the three-year period following the grant and, therefore, are intended to further motivate the Named Executive Officers to create long-term value for our stockholders as reflected in the trading price of our common stock and financial performance over a three-year period.  For 2010, the Human Resources Committee determined that the performance unit awards would be based on the following metrics:

•	2/3 of the award to be based on our stock price three years after the grant date; and

•	1/3 of the award to be based on cumulative Adjusted EBITDA over a three-year performance period.

The Human Resources Committee believes that performance unit awards provide a simple, transparent and meaningful measure of our performance relative to our long-term goal of creating value for stockholders.  The material terms of the performance units are summarized below:

•	Denominated in $100 units, which are payable in the form of cash or stock, at the Human Resources Committee’s discretion;

•	Payment (if any) to be made in March 2013 based on our stock price three years after the grant date;

•	Ending share price will be the average closing price of our common stock during February 2013;

•	Awards are payable at threshold, target and maximum levels as illustrated in the tables below;

•	The threshold, target and maximum share price performance goals represent, in the judgment of the Human Resources Committee, appropriate performance goals for share price growth;

•
The threshold, target and maximum Adjusted EBITDA performance goals represent, in the judgment of the Human Resources Committee, appropriate cumulative Adjusted EBITDA performance goals for the three-year performance period; and

•	In the event a “change in control” occurs during the performance period, a minimum payout of 100% of the target award will be payable under such performance award agreement.

	Threshold	Target	Maximum
Performance Goal—Achieved Share Price	$2.50	$4.00	$6.00
Award Level (2/3 of each $100 performance unit)(1)	0%	100%	200%
__________________
(1)	Resulting payment levels between Achieved Share Prices will be interpolated.

	Threshold	Target	Maximum
Performance Goal—Adjusted EBITDA	$1.4 billion	$1.6 billion	$2.0 billion
Award Level (1/3 of each $100 performance unit)(1)	0%	100%	200%
__________________
(1)	Resulting payment levels between Adjusted EBITDA levels will be interpolated.

Tax Implications

In making its compensation decisions, the Human Resources Committee considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.  Section 162(m) generally affects our federal income tax deduction for compensation paid to any one of our Chief Executive Officer or three other highest paid executive officers if such amounts exceed $1 million.  To the extent such compensation is “performance-based” within the meaning of Section 162(m), the Section’s limitations will not apply.  Both our existing long-term incentive plans and our proposed 2010 LTIP Plan and 2010 STIP generally were structured to permit the issuance of performance-based compensation awards under Section 162(m).  In any given year, the Human Resources Committee may consider it appropriate to award compensation to our Chief Executive Officer or any other Named Executive Officer that may not meet the standards of deductibility under Section 162(m).  Any such decision would include consideration of various factors deemed relevant by the Human Resources Committee, including market competitiveness, consistency with our Compensation Guiding Principles and our current and future tax position.  For 2010, it is likely that our Chief Executive Officer’s short-term incentive compensation and restricted stock awards will not be deductible pursuant to Section 162(m).

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

Our executive compensation program is administered and reviewed by the Human Resources Committee, which currently consists of Messrs. Biegler (Chairman), Clark, Mazanec and Trubeck, all of whom are independent directors pursuant to the NYSE Listed Company Standards.  The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted by the members of the Human Resources Committee of the Board:

David W. Biegler, Chairman
Thomas D. Clark
George L. Mazanec
William L. Trubeck

COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

Messrs. Biegler, Clark, Mazanec and Trubeck served on the Compensation and Human Resources Committee.  None of these members is a current or former officer or employee of the Company or any of its subsidiaries, is involved in any relationship requiring disclosure as an interlocking executive officer or director, or had any relationship requiring disclosure under Item 404 of Regulation  S-K.

EXECUTIVE COMPENSATION

Summary Compensation Table for 2007, 2008 and 2009

The following table sets forth certain information regarding the compensation earned by or awarded to our Named Executive Officers for 2007, 2008 and 2009:

Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(4)(5)		Option Awards(5)	Non-Equity Incentive Plan Comp.(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(7)	All Other Comp.(8)	Total
Bruce A. Williamson Chairman, President and Chief Executive Officer	2007	$1,000,000	$—	$4,800,000		$3,200,000	$900,000	$14,743	$67,817	$9,982,560
	2008	$1,000,000	$—	$2,400,000		$1,600,000	$550,000	$50,195	$141,573	$5,741,768
	2009	$1,038,462	$—	$4,800,000		$1,200,000	$850,000	$59,199	$233,791	$8,181,452

Holli C. Nichols Executive Vice President and Chief Financial Officer	2007	$354,615	$—	$1,050,000		$700,000	$351,500	$13,612	$66,552	$2,536,279
	2008	$494,500	$—	$600,000		$400,000	$271,975	$19,686	$153,074	$1,939,235
	2009	$519,231	$—	$1,200,000		$300,000	$425,000	$27,738	$61,582	$2,533,551

J. Kevin Blodgett General Counsel and Executive Vice President—Administration	2007	$354,615	$—	$900,000		$600,000	$333,000	$13,214	$28,128	$2,228,957
	2008	$422,673	$—	$446,250		$297,500	$232,470	$16,071	$93,066	$1,508,030
	2009	$441,346	$—	$892,588		$223,125	$361,250	$23,673	$52,675	$1,994,657

Lynn A. Lednicky(2) Executive Vice President—Asset Management, Government & Regulatory Affairs	2007	$—	$—	$—		$—	$—	$—	$—	$—
	2008	$420,769	$—	$446,250		$297,500	$231,423	$—	$91,396	$1,487,338
	2009	$441,346	$—	$892,588		$223,125	$361,250	$45,239	$53,678	$2,017,226

Charles C. Cook(2) Executive Vice President—Commercial & Market Analytics	2007	$—	$—	$—		$—	$—	$—	$—	$—
	2008	$331,538	$—	$441,256		$227,494	$182,346	$17,236	$72,848	$1,272,718
	2009	$415,385	$—	$840,000		$210,000	$340,000	$21,905	$49,221	$1,876,511

Richard W. Eimer(2) Executive Vice President—Operations	2007	$—	$—	$—		$—	$—	$—	$—	$—
	2008	$—	$—	$—		$—	$—	$—	$—	$—
	2009	$321,094	$—	$682,538	(3)	$170,625	$276,250	$46,751	$430,937	$1,928,195

(1)
Amounts include salary earned for a full 12 months with the exception of Mr. Eimer, who retired effective October 1, 2009.  Mr. Eimer’s salary includes salary earned from January 1, 2009 through September 30, 2009.  Actual salary earned in calendar year 2009 varies from the annual base salary due to timing of pay cycles and the occurrence of an extra bi-weekly pay period in 2009.  The annual base salary for Messrs. Williamson, Blodgett, Lednicky and Cook was $1,000,000, $425,000, $425,000 and $400,000, respectively, and $500,000 for Ms. Nichols.

(2)	Messrs. Lednicky and Cook were not included as Named Executive Officers for 2007 and Mr. Eimer was not included as a Named Executive Officer for 2007 and 2008.
(3)
Mr. Eimer retired effective October 1, 2009. Mr. Eimer’s restricted stock award in the amount of 28,577 shares awarded on March 6, 2008 vested and 226,494 units of phantom stock awarded on March 4, 2009 vested following his retirement.

(4)
On March 4, 2009, the Board adopted the Phantom Stock Plan and granted phantom stock units under such plan, which provides only for cash settled awards.  The phantom stock units were initially valued at the closing price of our common stock on March 4, 2009, the award date, and payout will be made based on the closing price on the vesting date of March 4, 2012 (1 unit equals 1 share). The phantom stock unit awards generally vest after three years, assuming continued employment, and vesting accelerates upon the occurrence of certain events, such as full vesting in the event of a change in control and retirement.  Even though the phantom stock units are cash settled and thus have no effect on each Named Executive Officer’s beneficial ownership, for executive compensation reporting purposes the phantom stock units are reported under the stock awards columns.  Please see “Security Ownership of Certain Beneficial Owners and Management” above for each Named Executive Officer’s beneficial ownership of our capital stock.

(5)
The amounts shown under “Stock Awards” and “Option Awards” for 2007, 2008 and 2009 reflect the aggregate grant date fair value for restricted stock, phantom stock units and performance units, in the case of “Stock Awards,” and option awards, in the case of “Option Awards,” calculated in accordance with FASB ASC Topic 718.  The performance units require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to be earned.  For the grant date fair value of the performance units, the value reported in the table is based on the probable outcome of the performance conditions as of the grant date.   The maximum payouts, if performance criteria are met, for the performance units granted in 2007 for Messrs. Williamson and Blodgett are $9,600,000 and $1,800,000, respectively, and $2,100,000 for Ms. Nichols.  The performance criteria for 2007 awards are not likely to be met in April 2010 and, if not, will reduce the total value realization of the 2007 stock awards  Please read “Compensation Discussion and Analysis—Named Executive Officer Compensation” above for further discussion of value realization of performance units.  The maximum payouts, if performance criteria are met, for the performance units granted in 2008 for Messrs .Williamson, Blodgett, Lednicky and Cook are $3,200,000, $595,000, $595,000 and $455,000, respectively, and $800,000 for Ms. Nichols.  The maximum payouts, if performance criteria are met, for the performance units granted in 2009 for Messrs .Williamson, Blodgett, Lednicky, Cook and Eimer are $6,000,000, $1,115,800, $1,115,800, $1,050,000 and $853,200, respectively, and $1,500,000 for Ms. Nichols.   The table does not include information regarding equity-based awards related to 2009 performance that were granted to the Named Executive Officers in March 2010. For a discussion of these equity-based awards, please read “Compensation Discussion and Analysis—Named Executive Officer Compensation” above.

(6)
The amounts shown under “Non-Equity Incentive Plan Compensation” for 2007, 2008 and 2009 reflect cash bonuses awarded under the Dynegy Inc. Incentive Compensation Plan. The 2007 bonuses were earned in 2007 and paid in March 2008, the 2008 bonuses were earned in 2008 and paid in March 2009 and the 2009 bonuses were earned in 2009 and paid in March 2010.

(7)
The amount shown for 2009 for Mr. Lednicky includes a change in pension value of $27,831 under the Retirement Plan and the Dynegy Restoration Pension Plan, and a change in Nonqualified Deferred Compensation Earnings of $17,408 under the Dynegy Inc. Deferred Compensation Plan, or Deferred Compensation Plan. The aggregate net amount for 2008 for Mr. Lednicky is $(36,706), which is comprised of the following: a change in pension value of $21,061 under the Retirement Plan and the Restoration Pension Plan and a change in Nonqualified Deferred Compensation Earnings of $(57,767) under the Deferred Compensation Plan. The amounts shown for each other Named Executive Officer reflect only changes in pension value under the Retirement Plan for 2007 and Retirement Plan and Restoration Pension Plan for 2008 and 2009. Mr. Lednicky is the only Named Executive Officer who participates in the Deferred Compensation Plan.

(8)	The amounts shown as “All Other Compensation” for 2007, 2008 and 2009 are included in the following table:

Name	Year	Perquisites and Other Personal Benefits($)(1)	Tax Reimbursements($)(2)	401(k) Plan Contributions	Restoration 401(k) Savings Plan Contributions(3)	Portable Retirement Plan Contributions		Restoration Pension Plan Contributions(4)		Life Insurance Premiums	Total
Bruce A. Williamson	2007	$23,154	$12,540	$11,250	$—	$13,500		$—		$7,373	$67,817
	2008	$15,260	$5,982	$11,500	$40,810	$13,800		$46,200		$8,021	$141,573
	2009	$70,086	$41,695	$12,250	$39,673	$14,700		$47,608		$7,779	$233,791
Holli C. Nichols	2007	$28,261	$10,163	$11,250	$—	$13,500		$—		$3,378	$66,552
	2008	$90,316	$1,546	$11,500	$14,019	$13,800		$15,870		$6,023	$153,074
	2009	$—	$1,052	$12,250	$13,712	$14,700		$16,454		$3,414	$61,582
J. Kevin Blodgett	2007	$—	$—	$11,250	$—	$13,500		$—		$3,378	$28,128
	2008	$29,780	$10,977	$11,500	$10,212	$13,800		$11,560		$5,237	$93,066
	2009	$—	$904	$12,250	$9,817	$14,700		$11,781		$3,223	$52,675
Lynn A. Lednicky(5)	2007	$—	$—	$—	$—	$—		$—		$—	$—
	2008	$29,171	$10,884	$11,500	$10,111	$13,800		$11,446		$4,484	$91,396
	2009	$—	$1,309	$12,250	$9,817	$14,700		$11,781		$3,821	$53,678
Charles C. Cook(5)	2007	$—	$—	$—	$—	$—		$—		$—	$—
	2008	$23,466	$8,655	$11,500	$5,382	$13,800		$6,092		$3,953	$72,848
	2009	$—	$601	$12,250	$8,519	$14,700		$10,223		$2,928	$49,221
Richard W. Eimer(5)	2007	$—	$—	$—	$—	$—		$—		$—	$—
	2008	$—	$—	$—	$—	$—		$—		$—	$—
	2009	$412,758	$6,874	$6,375	$2,283	$—	(6)	$—	(6)	$2,647	$430,937
_________
(1)
Amounts shown based upon the average aggregate incremental cost to us under “Perquisites and Other Personal Benefits” for 2009 include for Mr. Williamson, personal use of company aircraft and enhancements to his home security system in the amount of $69,555; and Mr. Eimer, enhancements to his home security system in the amount of $17,758 and consulting agreement fees from October 1, 2009 – December 31, 2009 in the amount of $395,000.  The remaining Named Executive Officers did not receive perquisites that exceeded the $10,000 threshold for reporting purposes.  Amounts shown for 2008, based upon the average aggregate incremental cost to us, include for: Mr. Williamson, enhancements to home security system and certain travel-related and telecommunication expenses; Ms. Nichols, enhancements to home security system, travel-related and telecommunication expenses and expenses related to an executive MBA program in the amount of $86,850, which we directly paid to the MBA program; Mr. Blodgett, enhancements to home security system in the amount of $29,405 and travel-related expenses; Mr. Lednicky, enhancements to home security system in the amount of $29,171; and Mr. Cook, enhancements to home security system.  Amounts shown for 2007, based upon the average aggregate incremental cost to us, include for: Mr. Williamson, enhancements to home security system and personal use of the company aircraft; and Ms. Nichols, enhancements to home security system in the amount $28,261.

(2)
Amounts shown under “Tax Reimbursements” represent tax gross-ups for the Named Executive Officers for their Perquisites and Other Personal Benefits (includes Named Executive Officers with Perquisites under the $10,000 threshold). There were no tax gross-ups for Mr. Eimer’s consulting agreement.  The Human Resources Committee has determined that no tax gross-ups for executive perquisites will be provided beginning in 2010.

(3)	The Restoration 401(k) Plan was effective June 1, 2008.
(4)	The Restoration Pension Plan was effective June 1, 2008.
(5)
Messrs. Cook and Lednicky were not included as Named Executive Officers for 2007.  Mr. Eimer was not included as a Named Executive Officer for 2007 and 2008.  Mr. Eimer retired effective October 1, 2009.

(6)
Mr. Eimer is not eligible for the PRB.  Mr. Eimer’s benefit under the Retirement Plan, unlike the PRB under that plan, is a traditional, formula-based pension benefit.  Similarly, his benefit under the Restoration Pension Plan is also based on a traditional, formula-based pension benefit.  Therefore, annual contribution amounts have not been made to the Retirement Plan or the Restoration Plan for Mr. Eimer.

Grants of Plan-Based Awards in 2009

The following table sets forth certain information with respect to each grant of an award made to the Named Executive Officers in 2009 under the Dynegy Inc. 2000 Long-Term Incentive Plan (unless otherwise indicated):

	Estimated Possible Payments Under Non-Equity Incentive Plan Awards (1)				Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards Number of Shares of Stock or Units (3)	All Other Option Awards Number of Securities Underlying Options (4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (5)
Bruce A. Williamson	3/4/09	$500,000	$1,000,000	$1,500,000	0	30,000	60,000	1,592,921	1,818,182	$1.13	$6,000,000
Holli C. Nichols	3/4/09	$250,000	$500,000	$750,000	0	7,500	15,000	398,231	454,546	$1.13	$1,500,000
J. Kevin Blodgett	3/4/09	$212,500	$425,000	$637,500	0	5,579	11,158	296,184	338,069	$1.13	$1,115,625
Lynn A. Lednicky	3/4/09	$212,500	$425,000	$637,500	0	5,579	11,158	296,184	338,069	$1.13	$1,115,625
Charles C. Cook	3/4/09	$200,000	$400,000	$600,000	0	5,250	10,500	278,762	318,182	$1.13	$1,050,000
Richard W. Eimer	3/4/09	$162,500	$325,000	$487,500	0	4,266	8,532	226,494	258,523	$1.13	$853,125
_________
(1)
The amounts shown represent the awards that could be earned by the Named Executive Officers under the Dynegy Inc. Incentive Compensation Plan for 2009. Target was set at 100% of base salary except for Mr. Eimer whose target amount was set at 100% of $325,000 (as provided in his consulting agreement entered into following his retirement on October 1, 2009).  The actual payouts under the Incentive Compensation Plan were determined in March 2010 and are shown in the Summary Compensation Table under “Non-Equity Incentive Plan Compensation.”

(2)
In March 2009, performance units were granted under the 2002 Long-Term Incentive Plan. The performance units require performance goals to be attained over the three-year period following the granting of the opportunity for any actual award to be earned.  The performance units are denominated in $100 units and are payable, if performance criteria are met, in cash or common stock at the discretion of the Human Resources Committee.

(3)
The amounts shown under “All Other Stock Awards” reflect phantom stock unit awards granted to the Named Executive Officers in 2009.  Phantom stock unit awards vest three years from the date of grant and are paid solely in cash.

(4)
The amounts shown under “All Other Option Awards” reflect the number of shares of common stock underlying stock option awards granted to the Named Executive Officers in 2009. Stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year.

(5)
The amounts shown under “Grant Date Fair Value of Stock and Option Awards” reflect the grant date fair value for the phantom stock and stock options computed in accordance with FASB ASC Topic 718.  Please read the discussion of the assumptions used in such valuation in Note 22 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2009.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table sets forth certain information regarding unexercised option awards, unvested stock awards and performance unit awards made to each Named Executive Officer that were outstanding as of December 31, 2009. The table does not include information regarding equity-based awards related to 2009 performance that were granted to the Named Executive Officers in March 2010. For a discussion of the equity-based awards granted in March 2010, please read “Compensation Discussion and Analysis—Named Executive Officer Compensation” above. The vesting schedules for each type of award are described in the footnotes to the table, and the vesting date for each award can be determined by referring to the grant date for each award in the table.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5)
Bruce A. Williamson	03/16/06	1,887,248	—	$4.88	03/16/16	—	$—	—	$—
	04/02/07	434,488	217,244	$9.67	04/02/17	165,461	$299,484	—	$—
	04/24/07	—	—	$—	—	—	$—	32,000	$3,200,000
	03/06/08	146,924	293,848	$7.48	03/06/18	106,952	$193,583	16,000	$1,600,000
	03/04/09	—	1,818,182	$1.13	03/04/19	1,592,921	$2,883,187	30,000	$3,000,000
Holli C. Nichols	05/22/00	3,690	—	$35.28	05/22/10	—	$—	—	$—
	01/19/01	8,482	—	$47.19	01/19/11	—	$—	—	$—
	09/28/01	16,233	—	$34.65	09/29/11	—	$—	—	$—
	12/20/01	13,008	—	$23.85	12/21/11	—	$—	—	$—
	02/10/04	19,129	—	$4.48	02/10/14	—	$—	—	$—
	01/19/05	26,639	—	$4.30	01/19/15	—	$—	—	$—
	03/16/06	114,943	—	$4.88	03/16/16	—	$—	—	$—
	04/02/07	95,045	47,522	$9.67	04/02/17	36,195	$65,513	—	$—
	04/24/07	—	—	$—	—	—	$—	7,000	$700,000
	03/06/08	36,731	73,462	$7.48	03/06/18	26,738	$48,396	4,000	$400,000
	03/04/09	—	454,546	$1.13	03/04/19	398,231	$720,798	5,579	$557,900
J. Kevin Blodgett	10/16/00	2,571	—	$50.63	10/16/10	—	$—	—	$—
	01/19/01	3,337	—	$47.19	01/19/11	—	$—	—	$—
	12/20/01	7,077	—	$23.85	12/20/11	—	$—	—	$—
	04/02/07	81,467	40,733	$9.67	04/02/17	31,024	$56,153	—	$—
	04/24/07	—	—	$—	—	—	$—	6,000	$600,000
	03/06/08	27,319	54,637	$7.48	03/06/18	19,887	$35,995	2,975	$297,500
	03/04/09	—	338,069	$1.13	03/04/19	296,184	$536,093	5,579	$557,900
Lynn A. Lednicky	09/28/01	13,527	—	$34.65	09/28/11	—	$—	—	$—
	01/19/01	23,582	—	$47.19	01/19/11	—	$—	—	$—
	12/20/01	33,935	—	$23.85	12/20/11	—	$—	—	$—
	02/04/03	30,000	—	$1.77	02/04/13	—	$—	—	$—
	02/10/04	20,941	—	$4.48	02/10/14	—	$—	—	$—
	01/19/05	33,743	—	$4.30	01/19/15	—	$—	—	$—
	03/16/06	114,943	—	$4.88	03/16/16	—	$—	—	$—
	04/02/07	76,036	38,017	$9.67	04/02/17	28,956	$52,410	—	$—
	04/24/07	—	—	$—	—	—	$—	5,600	$560,000
	03/06/08	27,319	54,637	$7.48	03/06/18	19,887	$35,995	2,975	$297,500
	03/04/09	—	338,069	$1.13	03/04/19	296,184	$536,093	5,579	$557,900
Charles C. Cook	01/19/01	10,141	—	$47.19	01/19/11	—	$—	—	$—
	09/28/01	8,116	—	$34.65	09/28/11	—	$—	—	$—
	12/20/01	9,065	—	$23.85	12/20/11	—	$—	—	$—
	03/16/06	48,276	—	$4.88	03/16/16	—	$—	—	$—
	04/02/07	24,984	12,491	$9.67	04/02/17	9,514	$17,220	—	$—
	04/24/07	—	—	$—	—	—	$—	1,840	$184,000
	03/06/08	20,891	41,782	$7.48	03/06/18	28,577	$51,724	2,275	$227,500
	03/04/09	—	318,182	$1.13	03/04/19	278,762	$504,559	5,250	$525,000
Richard W. Eimer(6)	01/19/01	22,222	—	$47.19	01/19/11	—	$—	—	$—
	12/20/01	28,656	—	$23.85	12/20/11	—	$—	—	$—
	02/10/04	25,129	—	$4.48	02/10/14	—	$—	—	$—
	01/19/05	33,743	—	$4.30	01/19/15	—	$—	—	$—
	04/02/07	31,501	15,750	$9.67	04/02/17	11,996	$21,713	—	$—
	04/24/07	—	—	$—	—	—	$—	2,320	$232,000
	03/06/08	20,891	41,782	$7.48	03/06/18	—	$—	2,275	$227,500
	03/04/09	—	258,523	$1.13	03/04/19	—	$—	4,266	$426,600
________________________
(1)	Stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year.
(2)	Restricted stock awards vest three years from the date of grant. Phantom stock unit awards vest three years from the date of grant and are paid solely in cash.
(3)	The market value of the restricted stock and phantom stock unit awards, unless otherwise noted, is based on the closing market price of our common stock on December 31, 2009 of $1.81.
(4)
The performance units require performance goals to be attained over the three-year period following the granting of the opportunity for any actual award to be earned. If the performance criteria are met, the performance unit awards generally are paid at the end of a three-year performance period, except in special circumstances, including a change in control.

(5)	The market value of the performance units is based on achieving the “target” level for such awards.
(6)
Mr. Eimer retired effective October 1, 2009.  Upon retirement, option expiration terms are reduced in accordance with the applicable grant agreements associated with each option award.  Mr. Eimer’s unvested options awarded in 2007, 2008 and 2009 will continue to vest over the applicable vesting period as noted in footnote 1 above and will expire five years from his retirement date.  Option awards previously vested have option expiration terms varying from three months to five years after retirement or the end of the option term, whichever is less. Mr. Eimer’s restricted stock awards for 2007 will vest as noted in footnote 2. Mr. Eimer’s 2008 restricted stock award and 2009 phantom stock unit award vested following retirement.  Mr. Eimer’s 2007, 2008 and 2009 performance unit awards will be paid as noted in footnote 3.

Option Exercises and Stock Vested in 2009

The following table sets forth certain information regarding the exercise of options and the vesting of stock awards by each Named Executive Officer during 2009:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Bruce A. Williamson	—	$—	—	$—
Holli C. Nichols	—	$—	—	$—
J. Kevin Blodgett	—	$—	—	$—
Lynn A. Lednicky	—	$—	—	$—
Charles C. Cook	—	$—	—	$—
Richard W. Eimer(1)	—	$—	255,071	$650,431
____________
(1)
Mr. Eimer retired effective October 1, 2009.  Upon resignation, 28,577 shares of restricted stock vested and 226,494 units of phantom stock vested (paid in cash) in accordance with the terms of the applicable award agreements.  The amount of $577,560 for the phantom stock units has not been distributed to Mr. Eimer and is being held in escrow until expiration of the six-month delay period applicable to “specified employees” within the meaning of, and as required by, Section 409A of the Code.

Pension Benefits

The following table sets forth certain information with respect to the Retirement Plan and Restoration Pension Plan, except as otherwise noted, as they provide for payment at, following, or in connection with retirement for the Named Executive Officers as of December 31, 2009:

Name	Plan Name(1)	Number of Years Credited Service(2)	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Bruce A. Williamson	Dynegy Inc. Retirement Plan	7.17	$101,542	—
	Dynegy Inc. Restoration Pension Plan		$79,934	—
Holli C. Nichols	Dynegy Inc. Retirement Plan	9.00	$94,264	—
	Dynegy Inc. Restoration Pension Plan		$23,916	—
J. Kevin Blodgett	Dynegy Inc. Retirement Plan	9.00	$87,970	—
	Dynegy Inc. Restoration Pension Plan		$17,015	—
Lynn A. Lednicky	Dynegy Inc. Retirement Plan	9.00	$113,293	—
	Dynegy Inc. Restoration Pension Plan		$19,554	—
Charles C. Cook	Dynegy Inc. Retirement Plan	9.00	$95,761	—
	Dynegy Inc. Restoration Pension Plan		$12,956	—
Richard W. Eimer(3)	Dynegy Inc. Retirement Plan	30.00	$1,365,450	28,911
	Dynegy Inc. Restoration Pension Plan		$33,182	—
________________________
(1)
Dynegy’s allocations to the Retirement Plan for the PRB component of that plan vest at a rate of 33%, 67% and 100% after completion of each year of service over three years. The Restoration Pension Plan was effective June 1, 2008. For those Named Executive Offers who participate in the PRB component of the Retirement Plan, our allocations to the Restoration Pension Plan vest at the same rate as under the PRB component of the Retirement Plan, which is 33%, 67% and 100% after completion of each year of service over three years.

(2)	All of our Named Executive Officers are fully vested in all past and future Dynegy allocations in both the Retirement Plan and Restoration Pension Plan based on their years of credited service.
(3)
Mr. Eimer’s benefit under the Retirement Plan is a traditional, formula-based pension benefit.  Similarly, his benefit under the Restoration Pension Plan is also based on a traditional, formula-based pension benefit.

Our Named Executive Officers are eligible for qualified pension benefits under the Retirement Plan. The pension benefit is based on the PRB portion of the Retirement Plan, which provides a defined benefit that grows each year at a variable rate (30-year Treasury rate). This benefit, which was introduced in 2001, provides an annual contribution of 6% of each employee’s, including Named Executive Officer’s, salary, capped at $245,000 for 2009. Mr. Eimer is not eligible for the PRB.  Mr. Eimer’s benefit under the Retirement Plan, unlike the PRB under that plan, is a traditional, formula-based pension benefit.  Our Named Executive Officers are also eligible to participate in the Restoration Pension Plan, which is an unfunded, nonqualified plan designed to provide an allocation or benefit to certain employees that are highly compensated and whose company pension contributions are limited under certain Internal Revenue Service, or IRS, requirements for qualified plans. Under the Restoration Pension Plan the allocations or benefits are intended to supplement or make-up for what affected employees would have received under the Retirement Plan but for the IRS limitations. For Mr. Eimer, his benefit under the Restoration Pension Plan, like his benefit under the Retirement Plan, is based on a traditional, formula-based pension benefit.  Therefore, annual contribution amounts have not been made to the Retirement Plan or the Restoration Plan for Mr. Eimer.

The present values of accumulated benefits payable to each of the Named Executive Officers under the Retirement Plan and Restoration Pension Plan were determined using assumptions consistent with those used in Note 23 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2009.

Nonqualified Deferred Compensation

The Deferred Compensation Plan, a legacy nonqualified executive compensation deferral program, was suspended in 2003. Only one of our Named Executive Officers, Mr. Lednicky, has a remaining balance in the Deferred Compensation Plan.  No contributions under the Deferred Compensation Plan were made by any of the Named Executive Officers or by us during fiscal year 2009.

The following table sets forth information with respect to the Deferred Compensation Plan in 2009:

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(1)	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE
Bruce A. Williamson	$—	$—	$—	$—	$—
Holli C. Nichols	$—	$—	$—	$—	$—
J. Kevin Blodgett	$—	$—	$—	$—	$—
Lynn A. Lednicky	$—	$—	$17,408	$—	$158,678
Charles C. Cook	$—	$—	$—	$—	$—
Richard W. Eimer	$—	$—	$—	$—	$—
____________
(1)
The amount shown for Mr. Lednicky under “Aggregate Earnings in Last FY” is also included in the amount shown for him under “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table.

Potential Payments Upon Termination or Change in Control

We have entered into certain agreements and maintain certain plans, as described below, that require us to provide specified payments and benefits to some or all of our Named Executive Officers as a result of severance eligible events, a change in control, retirement, death, and disability. We generally seek to minimize the number of employment agreements we have with our senior executives. At present, none of our executive officers, including our Named Executive Officers, are party to an employment agreement with us.

Voluntary Resignation and Termination for Cause.    Except as otherwise described under “Severance-Eligible Terminations” and “Change in Control,” our Named Executive Officers are not entitled to payments or benefits in connection with a voluntary resignation or termination for cause, other than payments for amounts due before such termination. Under our company policy applicable to all employees, a Named Executive Officer terminated under such circumstances would be entitled to vacation pay accrued up to the month of termination. A Named Executive Officer would be able to exercise any options vested before the date of termination upon termination for cause and for a 90-day period after the date of termination upon a voluntary resignation, or through the end of the option term, if less. Vested options that were not exercised before the date of termination, in the case of termination for cause, or before the end of the 90-day period, or end of the option term if less, in the case of voluntary resignation, unvested options, restricted stock and performance units would all be forfeited upon termination in accordance with the applicable award agreement.

Severance-Eligible Terminations.    Pursuant to our Amended and Restated Executive Severance Pay Plan, or our Executive Severance Pay Plan, our executives are entitled to payment of severance benefits if their employment is terminated due to a reduction in work force, a position elimination or an office closing, or an involuntary termination without cause or upon a “good reason” termination. A good reason termination is defined as a voluntary resignation following a material reduction in base salary. Severance benefits under the Executive Severance Pay Plan, which are payable in a lump sum, include:

•	severance pay equal to one month of base pay for each full, completed year of service with us and a pro-rated amount for each partial year of service, subject to the following requirements:

▪	for the Chief Executive Officer, 24 months of base pay;

▪	for any Executive Vice President, 12 months of base pay;

▪	for any Senior Vice President, minimum nine months and a maximum of 12 months of base pay; and

▪	for any Vice President or Managing Director, minimum six months and a maximum of 12 months of base pay.

•
continued participation in our group health care plan that provides medical and dental coverage for a period of time equal to the number of months of base pay such executive receives under the Executive Severance Pay Plan, provided the executive continues to pay premiums at active employee rates, with such coverage ending immediately upon the executive obtaining new employment and eligibility for similar coverage; and

•
outplacement assistance benefits, as determined by the plan administrator, for a period of time equal to the minimum number of months of base pay such executive is entitled to receive under the Executive Severance Pay Plan, with such benefits paid directly to the outplacement assistance provider and not to the executive in a lump sum.

The foregoing benefits may be subject to the following material conditions or obligations:

•	execution and performance of a confidentiality and nondisparagement agreement; and

•	execution and performance of a release and waiver of liability agreement with respect to his or her employment and termination.

Change in Control.    Under the Change in Control Plan, any outstanding stock options, restricted stock awards, phantom stock and other equity-based awards previously granted to our executives will vest based upon the applicable long-term incentive award agreement.

In addition, each of our executives is entitled to severance benefits if, no earlier than 60 days before or within two years after a “change in control,” such executive is subject to an “involuntary termination,” as defined in the Change in Control Plan. In general, an executive experiences an “involuntary termination” if such executive:

•	is terminated without cause; or

•
terminates for “good reason,” generally meaning he or she suffers a material reduction in authority or duties, a material reduction in total compensation or relocation to a location 50 miles or more from the previous principal employment location.

Severance benefits under the Change in Control Plan include:

•	a lump sum cash payment equal to:

▪
for the Chief Executive Officer, 2.99 times such executive’s “annual compensation,” which is defined in the Change in Control Plan as the sum of any covered executive’s (1) annual base salary and (2) target cash bonus under our short-term incentive plans, for the period in which employment is terminated;

▪	for any Executive Vice President, 2.50 times such executive’s annual compensation;

▪	for any Senior Vice President, 2.00 times such executive’s annual compensation;

▪	for any Vice President, 1.50 times such executive’s annual compensation; or

▪	for any Managing Director, 1.00 times such executive’s annual compensation;

•
a lump sum cash payment equal to the aggregate target annual incentive compensation under any applicable short-term incentive compensation plan for the fiscal year during which such involuntary termination of employment occurs (determined as if all applicable goals and targets had been satisfied in full), pro-rated to the date of such executive’s termination;

•
all medical, dental, vision and life insurance benefits maintained for such executive as of the termination date, contingent upon continued payment of premiums by such executive at active employee rates for a period equal to (1) 36 months from termination for the Chief Executive Officer, (2) 30 months from termination for any Executive Vice President, (3) 24 months for any Senior Vice President, (4) 18 months for any Vice President, and (5) 12 months for any Managing Director; and

•	outplacement assistance benefits at least equivalent to those that would have been provided to the Named Executive Officer before the “change in control.”

The foregoing benefits may be subject to the following material conditions or obligations:

•	execution and performance of a confidentiality and nondisparagement agreement;

•	execution and performance of a non-solicitation agreement for a period of 24 months; and

•	execution and performance of a release and waiver of liability agreement with respect to his or her employment and termination.

Excise Tax Reimbursement Policy.    Effective January 1, 2008, our Excise Tax Reimbursement Policy provides that any employees at the level of Managing Director or above who incur excise taxes under Section 4999 of the Code, as a result of a payment or distribution, shall receive an additional payment in an amount equal to the excise tax, interest on the excise tax amount and any penalties related to the excise tax payment imposed upon the employee.

Retirement.    As of December 31, 2009, Mr. Eimer is our only Named Executive Officer who has reached eligibility age for payments upon retirement in addition to the payments described in “—Pension Benefits” above.

Disability or Death.    All of our employees may elect to participate in our disability policy, and any participating employee would be entitled to long-term disability benefits under such disability policy if he or she paid the required premiums. All of our Named Executive Officers have elected to participate in our disability policy. Under such policy, all employees at the level of Vice President or above are entitled to 12 months of the monthly base salary that is in effect on the date that the employee is determined to be disabled. Additionally, employees at the level of Vice President or above are also provided with additional basic life insurance coverage as supplemental life insurance equal to 12 months of monthly base salary.

Further, in the event of death, the medical, dental and vision benefits that we maintained for the deceased employee at the level of Vice President or above and his or her family would be maintained for 12 months after the date of death, provided that such employee’s covered dependents continue to pay the required premiums. Such employee’s Dynegy 401(k) Plan distributions and Retirement Plan benefits would generally be paid to his or her beneficiary. Health benefits in the event of disability vary depending on the type of disability.

In addition, each Named Executive Officer’s equity-based awards would vest upon death or disability in accordance with the applicable long-term award agreement.

Potential Payments and Benefits.    The following tables describe the estimated potential payments we would have been required to make to our Named Executive Officers under the severance and change in control plans, as applicable, upon termination of their employment under various circumstances. The following assumptions and general principles apply with respect to these tables:

•
The amounts shown assume the applicable termination event took place on December 31, 2009, the last business day of the year—accordingly, values associated with long-term incentive awards made in March 2010 are not included;

•	The price per share used to calculate the value of the equity-based payments is the closing price of our common stock on December 31, 2009 of $1.81;

•	The amounts shown as “Base salary” under the “Change in Control” column are the lump sum cash payments described as annual compensation under “—Change in Control”;

•
The amounts shown for “Medical, dental and vision benefits” under the “Severance-eligible terminations” column assume that the applicable Named Executive Officer continued to participate in our group health care for the maximum period of time permitted for such Named Executive Officer under the Executive Severance Pay Plan; and

•
The amounts shown for “Accidental death & dismemberment insurance proceeds” under the “Disability” column represent the maximum payment available under the applicable accidental death and disability policy. The actual value could be lower depending on the type of disability.  Under the “Death” column is the maximum payment if death occurred from an accident covered under the applicable accidental death and disability policy.

	Voluntary Resignation / For Cause Termination(1)	Severance- Eligible Terminations		Change in Control		Disability		Death
Bruce A. Williamson
Base salary	$—	$2,000,000		$5,980,000		$1,000,000		$—
Short-term incentive bonus	—	—		1,000,000		—		—
Vested/accelerated stock options(2)	—	1,236,364		1,236,364		1,236,364		1,236,364
Accelerated restricted stock/phantom stock(3)	—	3,376,255		3,376,255		3,376,255		3,376,255
Accelerated performance units	—	3,835,556	(4)	3,000,000	(5)	7,800,000	(4)	7,800,000	(4)
Incremental non-qualified pension	95,887	95,887		95,887		—		95,887
Medical, dental and vision benefits	—	24,661		36,992		—		12,331
Life insurance proceeds	—	—		—		—		2,000,000
Accidental death & dismemberment insurance proceeds	—	—		—		2,000,000		2,000,000
Out-placement services	—	25,000		25,000		—		—
280G tax gross-up	—	1,147,128		4,003,477		—		—

Total	$95,887	$11,740,851		$18,753,975		$15,412,619		$16,520,837
________________________
(1)	Mr. Williamson would be able to exercise any options vested before the day of termination.
(2)
As of December 31, 2009, the strike price for all of Mr. Williamson’s vested options was higher than the value of the stock.  The value shown represents unvested options with a strike price lower than the closing stock price on December 31, 2009.

(3)
Under the terms of Mr. Williamson’s Restricted Stock and Phantom Stock Unit Grant Agreements, the forfeiture restrictions would lapse as to 100% of his unvested restricted shares and phantom stock units in the event of a severance eligible termination, change in control, death or disability. In the event Mr. Williamson voluntarily resigns without good reason or is terminated for cause, all unvested restricted stock and phantom stock units would immediately, with no consideration, be forfeited.

(4)
In the event of a termination in connection with an involuntary termination, retirement, death or disability, performance unit awards require performance goals to be attained over the three-year period following the granting of the opportunity for any actual award to be earned.  The performance units would be paid out in accordance with their original schedule and upon satisfaction of the applicable performance criteria; provided, however, in the event of an involuntary termination the payment, if any, would be prorated by multiplying the payment by a fraction, the numerator of which would be the number of calendar days that elapsed between the date of termination and the effective date of the award and the denominator of which would be 1,080. For purposes of this table, the potential payout amounts for performance units in connection with such terminations are calculated at the “target” opportunity level, although the actual payout, if any, at the end of the applicable three-year performance period could be at the “threshold” or “maximum” opportunity levels depending on the achievement of the performance goals.

(5)
In the event of a termination in connection with a change in control, performance unit awards payout would be determined by using either the agreed price per share received by our stockholders as a result of the change in control transaction, or if there is no agreed price per share then the average closing share price for the twenty (20) consecutive trading days immediately preceding the effective date of the change in control. The latter would be used in determining the indicated payout, but since the average price per share for the twenty (20) days prior to December 31, 2009 was less than the target established for the 2007 and 2008 Performance Awards, there would be no payout.  The 2009 Performance Awards would pay out at target upon consummation of the change in control.

	Voluntary Resignation / For Cause Termination(1)	Severance- Eligible Terminations		Change in Control		Disability		Death
Holli C. Nichols
Base salary	$—	$500,000		$2,500,000		$500,000		$—
Short-term incentive bonus	—	—		500,000		—		—
Vested/accelerated stock options(2)	—	309,091		309,091		309,091		309,091
Accelerated restricted stock/phantom stock(3)	—	829,187		834,707		834,707		834,707
Accelerated performance units	—	869,352	(4)	750,000	(5)	1,850,000	(4)	1,850,000	(4)
Incremental non-qualified pension	33,038	33,038		33,038		—		33,038
Medical, dental and vision benefits	—	4,116		10,289		—		4,116
Life insurance proceeds	—	—		—		—		1,000,000
Accidental death & dismemberment insurance proceeds	—	—		—		1,000,000		1,000,000
Out-placement services	—	25,000		25,000		—		—
280G tax gross-up	—	208,104		1,642,014		—		—

Total	$33,038	$2,777,888		$6,604,139		$4,493,798		$5,030,952
J. Kevin Blodgett
Base salary	$—	$425,000		$2,125,000		$425,000		$—
Short-term incentive bonus	—	—		425,000		—		—
Vested/accelerated stock options(2)	—	229,887		229,887		229,887		229,887
Accelerated restricted stock/phantom stock(3)	—	623,511		628,242		628,242		628,242
Accelerated performance units	—	871,073	(4)	557,900	(5)	1,455,400	(4)	1,455,400	(4)
Incremental non-qualified pension	23,861	23,861		23,861		—		23,861
Medical, dental and vision benefits	—	12,259		30,647		—		12,259
Life insurance proceeds	—	—		—		—		850,000
Accidental death & dismemberment insurance proceeds	—	—		—		850,000		850,000
Out-placement services	—	25,000		25,000		—		—
280G tax gross-up	—	153,285		1,372,109		—		—

Total	$23,861	$2,363,876		$5,417,646		$3,588,529		$4,049,649

	Voluntary Resignation / For Cause Termination(1)	Severance- Eligible Terminations		Change in Control		Disability		Death
Lynn A. Lednicky
Base salary	$—	$425,000		$2,125,000		$425,000		—
Short-term incentive bonus	—	—		425,000		—		—
Vested/accelerated stock options(2)	1,200	231,087		231,087		231,087		231,087
Accelerated restricted stock/phantom stock (3)	—	620,083		624,499		624,499		624,499
Accelerated performance units	—	965,333	(4)	557,900	(5)	1,415,400	(4)	1,415,400	(4)
Incremental non-qualified pension(4)	23,742	23,742		23,742		—		23,742
Medical, dental and vision benefits	—	12,405		31,013		—		12,405
Life insurance proceeds	—	—		—		—		850,000
Accidental death & dismemberment insurance proceeds	—	—		—		850,000		850,000
Out-placement services	—	25,000		25,000		—		—
280G tax gross-up	—	152,838		1,366,703		—		—

Total	$24,942	$2,455,488		$5,409,944		$3,545,986		$4,007,133
Charles C. Cook
Base salary	$—	$400,000		$2,000,000		$400,000		$—
Short-term incentive bonus	—	—		400,000		—		—
Vested/accelerated stock options(2)	—	216,364		216,364		216,364		216,364
Accelerated restricted stock/phantom stock (3)	—	572,053		573,504		573,504		573,504
Accelerated performance units	—	621,125	(4)	525,000	(5)	936,500	(4)	936,500	(4)
Incremental non-qualified pension	16,590	16,590		16,590		—		16,590
Medical, dental and vision benefits	—	12,406		31,015		—		12,406
Life insurance proceeds	—	—		—		—		800,000
Accidental death & dismemberment insurance proceeds	—	—		—		800,000		800,000
Out-placement services	—	25,000		25,000		—		—
280G tax gross-up	—	143,848		1,282,140		—		—

Total	$16,590	$2,007,386		$5,069,613		$2,926,368		$3,355,364
________________________
(1)	Messrs. Blodgett, Lednicky and Cook and Ms. Nichols would be able to exercise any options vested before the day of termination.
(2)
As of December 31, 2009, the strike price for all the vested options of Messrs. Blodgett and Cook and Ms. Nichols was higher than the value of the stock. The values shown for Messrs. Blodgett and Cook and Ms. Nichols represent unvested options with a strike price lower than the closing stock price on December 31, 2009.  The value shown for Mr. Lednicky represents vested and unvested options with strike prices lower than the closing stock price on December 31, 2009.

(3)
Under the terms of Messrs. Blodgett, Lednicky and Cook and Ms. Nichols 2007 Restricted Stock Grant Agreements, the forfeiture restrictions would lapse as to 100% of their unvested restricted shares in the event of a change in control, disability or death.  In the event of a severance eligible termination, a number will be prorated based on the time employed between the grant date and the termination date.  For Messrs. Blodgett, Lednicky and Cook and Ms. Nichols 2008 restricted stock awards, the terms of the grant agreements also include 100% lapse of the forfeiture restrictions in the event of a severance eligible termination. Under the terms of Messrs. Blodgett, Lednicky and Cook and Ms. Nichols 2009 Phantom Stock Grant Agreements the forfeiture restrictions would lapse as to 100% of their unvested phantom stock units in the event of a severance eligible termination, change in control, death or disability.   In the event of a voluntary resignation without good reason or for cause termination, all unvested restricted stock and phantom stock units would immediately, with no consideration, be forfeited.

(4)
In the event of a termination in connection with an involuntary termination, retirement, death or disability, performance unit awards require performance goals to be attained over the three-year period following the granting of the opportunity for any actual award to be earned.  The performance units would be paid out in accordance with their original schedule and upon satisfaction of the applicable performance criteria; provided, however, in the event of an involuntary termination the payment, if any, would be prorated by multiplying the payment by a fraction, the numerator of which would be the number of calendar days that elapsed between the date of termination and the effective date of the award and the denominator of which would be 1,080. For purposes of the tables, the potential payout amounts for performance units in connection with such terminations are calculated at the “target” opportunity level, although the actual payout, if any, at the end of the applicable three-year performance period could be at the “threshold” or “maximum” opportunity levels depending on the achievement of the performance goals.

(5)
In the event of a termination in connection with a change in control, performance unit awards payout would be determined by using either the agreed price per share received by our stockholders as a result of the change in control transaction, or if there is no agreed price per share then the average closing share price for the twenty (20) consecutive trading days immediately preceding the effective date of the change in control. The latter would be used in determining the indicated payout, but since the average price per share for the twenty (20) days prior to December 31, 2009 was less than the target established for the 2007 and 2008 Performance Awards, there would be no payout.  The 2009 Performance Awards would pay out at target upon consummation of the change in control.

Retirement (1)
Richard W. Eimer
Base salary	$—
Short-term incentive bonus (2)	276,250
Accelerated stock options (3)	367,103
Accelerated restricted stock/phantom stock (4)	650,431
Accelerated performance units(5)	—
Incremental non-qualified pension	33,182
Other compensation (6)	395,000
Medical, dental and vision benefits	—
Life insurance proceeds	—
Accidental death & dismemberment insurance proceeds	—
Out-placement services	—
280G tax gross-up	—

Total	$1,721,966
________________________
(1)	Mr. Eimer retired effective October 1, 2009.
(2)	Mr. Eimer’s short term incentive award was determined on March 2, 2010.
(3)
Upon retirement, option expiration dates are reduced in accordance with the applicable grant agreements associated with each option award.  Mr. Eimer’s unvested options awarded in 2007, 2008 and 2009 will continue to vest over the applicable vesting period and will expire five years from his retirement date.  Option awards previously vested have option expiration terms varying from three months to five years after retirement or the end of the option term, whichever is less. As of October 1, 2009, Mr. Eimer had 316,055 unvested stock options and 162,142 vested stock options.

(4)
For the unvested restricted stock awards issued on March 6, 2008 and phantom stock unit awards issued on March 4, 2009, all forfeiture restrictions lapsed upon his retirement.  The cash settlement of the phantom stock units is being held in escrow, with payment being delayed for six months post severance from service in compliance with Code Section 409A, and will be paid to Mr. Eimer in April 2010.  For purposes of this chart, the closing stock price of $2.55 as of September 30, 2009 was used to determine the value.  For the remaining unvested restricted stock awards issued on April 2, 2007, all forfeiture restrictions shall lapse with respect to all of the restricted shares on the third anniversary of the grant date as if Mr. Eimer had been continuously employed by us.

(5)
Currently, Mr. Eimer has performance units that were awarded on April 24, 2007, March 6, 2008 and March 4, 2009 that may payout if performance criteria are met on April 24, 2010, March 6, 2011 and March 4, 2012, respectively. The payouts, if any, would be treated as if Mr. Eimer had remained employed with us.

(6)
Mr. Eimer entered into a consulting agreement effective October 1, 2009 through December 31, 2009.  Under this agreement he received compensation of $325,000 for consulting services and $70,000 consideration for lost retirement contributions.

AUDIT AND COMPLIANCE COMMITTEE REPORT

Our Board has established an Audit and Compliance Committee of independent directors, which operates under a written charter adopted by the Board. The charter, which was amended and restated in November 2009, is available in the “Corporate Governance” section of our web site at www.dynegy.com. Our management is responsible for establishing a system of internal controls and for preparing our consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accountants, Ernst & Young LLP, or E&Y, are responsible for auditing our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. Under the Audit and Compliance Committee’s charter, the primary function of the Audit and Compliance Committee is to assist the Board in fulfilling its oversight responsibilities as to (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics, (3) the independent registered public accountants’ qualifications and independence, (4) the performance of our internal audit function and the independent registered public accountants and (5) the performance of our risk assessment and risk management policies. The Audit and Compliance Committee is also directly responsible for selecting and evaluating the independent registered public accountants, reviewing with the independent registered public accountants the plans and scope of the audit engagement and reviewing with the independent registered public accountants their objectivity and independence.

In connection with the preparation of the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009:

•	The Audit and Compliance Committee reviewed and discussed the audited financial statements with the independent registered public accountants and management.

•
The Audit and Compliance Committee discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In general, these auditing standards require the independent registered public accountants to communicate to the Audit and Compliance Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; and the independent registered public accountants’ judgment about the quality of our accounting principles.

•
The Audit and Compliance Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communication with the Audit and Compliance Committee concerning independence, and has discussed the independent registered public accountants’ independence with the independent registered public accountants. The Audit and Compliance Committee also considered whether the independent registered public accountants’ provision of non-audit services to us was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit and Compliance Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2009 be included in our Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit and Compliance Committee of the Board as of March 2, 2010:

William L. Trubeck, Chairman
Victor E. Grijalva
George L. Mazanec
Howard B. Sheppard

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Principal Accountant Fees and Services

E&Y, was our independent registered public accountant for the years ending December 31, 2009 and 2008. Set forth below is a summary of the fees we paid E&Y for professional services rendered for the years ended December 31, 2009 and 2008.

	2009	2008
	(in thousands)
Audit Fees(1)	$2,080	$1,925
Audit-Related Fees(2)	629	362
Tax Fees	30	38
All Other Fees	—	—

Total Fees	$2,739	$2,325
________________________
(1)	Audit fees relate to the audit of Dynegy’s and DHI’s financial statements for the years ended December 31, 2009 and 2008.
(2)
Audit-related fees include fees of $227,000 and $362,000 in 2009 and 2008, respectively, for the audits of separate financial statements of various of our consolidated and unconsolidated subsidiaries and equity investees.  Additionally, 2009 fees include $393,000 for services rendered related to our issuance of debt and $9,000 in connection with our response to a comment letter from the SEC.

All of the fees and services described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved under the Audit and Compliance Committee’s pre-approval policy and pursuant to Section 202 of SOX. None of the services described above were provided to us pursuant to the de minimus exception provided for in applicable SEC rules and regulations.

Audit and Compliance Committee Pre-Approval Policy

The Audit and Compliance Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accountants. The Audit and Compliance Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services to be provided by our independent registered public accountants in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services, gives detailed guidance to management as to the specific audit, audit-related and tax services that are eligible for general pre-approval and provides specific cost limits for each such service on an annual basis. The policy requires specific pre-approval of the annual audit engagement, most statutory or subsidiary audits and all permissible non-audit services for which no general pre-approval exists. For both audit and non-audit pre-approvals, the Audit and Compliance Committee considers whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the chairman of the Audit and Compliance Committee the authority to grant certain specific pre-approvals within the specified limits approved by the Audit and Compliance Committee; provided, however, that between regularly scheduled meetings the chairman may grant pre-approval with respect to extensions of or changes to services that have previously been pre-approved by the Audit and Compliance Committee in amounts up to $50,000. The chairman is required to report the granting of any pre-approvals to the Audit and Compliance Committee at its next regularly scheduled meeting. The policy prohibits the Audit and Compliance Committee from delegating to management such Committee’s responsibility to pre-approve services performed by the independent registered public accountants. In fact, if making the determination as to whether a particular service is of the type generally pre-approved by the Audit and Compliance Committee requires our management to exercise any independent judgment or discretion, such service may not be provided by the independent registered public accountants unless such service is authorized by the chairman or specifically pre-approved by such Committee. When we engage the independent auditor to perform services based on a general pre-approval, our Chief Financial Officer or, in his or her absence, our Controller is required to, as soon thereafter as reasonably practicable, notify the chairman of such engagement and provide a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services and a general timetable for the performance of such services.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by our Chief Financial Officer or, in his or her absence, our Controller. Generally, each such request must include a joint statement to the effect that neither the submitting officer nor the independent registered public accountants believe the proposed engagement would impair the auditors’ independence. In addition, each such request generally must include a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services and a general timetable for the performance of such services.

CHARITABLE CONTRIBUTIONS

During 2009, we did not make any contributions to any charitable organization in which an independent director served as an executive officer.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us in 2009 and upon written representations that no Forms 5 were required, we believe that all persons subject to these reporting requirements filed the required reports on a timely basis.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

LS Power Transactions

We consummated our previously announced strategic transactions with LS Power Partners, L.P. and certain of its affiliates, collectively, LS Power, in two parts, with the issuance of notes by our subsidiary, Dynegy Holdings Inc., or DHI, on December 1, 2009, and the remainder of the transactions closing on November 30, 2009. At closing, we received: (1) $936 million in cash, net of closing costs (consisting, in part, of (a) the release of $175 million of restricted cash on our consolidated balance sheets that was used to support our funding commitment to Sandy Creek and (b) $214 million for the notes issued by DHI); and (2) 245 million shares of our Class B shares from LS Power.   In exchange, we sold to LS Power five peaking and three combined-cycle generation assets, as well as our remaining interest in a project under construction in Texas, and DHI issued the notes to an affiliate of LS Power.

The remaining 95 million of our Class B shares held by LS Power were converted into the same number of our Class A shares, representing approximately 15% of our Class A common stock outstanding. In connection with these strategic transactions, we and LS Power entered into a new shareholder agreement, which, among other things, generally restricts LS Power from increasing its now-reduced ownership for up to 30 months. We and LS Power have also terminated the original shareholder agreement, dated September 14, 2006, which provided LS Power with special approval rights, board representation and certain other rights associated with the former Class B shares.  In connection with the consummation of these transactions, our former Class B directors resigned from the Board.

In accordance with the Board’s policy relating to the approval of transactions with related parties (as described below), the transactions were approved by the former Independent Director Committee.

Review and Approval of Transactions with Related Persons

Our Board adopted a written policy relating to the approval of transactions with related parties. In general, for purposes of this policy a related party transaction is a transaction to which we are a party, or a material amendment to any such transaction, and with respect to which a related party is directly, or to our knowledge, indirectly, a party.  Under our policy, a “related party” is an executive officer, director or nominee for director of ours, a person known to us to be the beneficial owner of more than 5% of our voting securities, an immediate family member of an executive officer, director, nominee for director or 5% stockholder, and any entity owned or controlled by any of the foregoing individuals or in which any such individual serves as an executive officer or general partner or, together with any other such individuals, owns 10% or more of the equity interests of such an entity.  Our policy requires the Audit and Compliance Committee or, at the Board’s discretion, a majority of directors disinterested from the transaction, to review and approve related party transactions. In reviewing and approving any related party transactions or material amendments to any such transaction, the Audit and Compliance Committee (or, prior to its dissolution the Independent Director Committee, as the case may be) must satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the transaction and must determine that the related party transaction is fair to us. Generally, transactions between us and joint ventures are reviewed and approved under our related party policy, with the exception of certain specified transactions involving less than $50 million that are excluded from the policy’s approval procedures. A copy of our related party transactions policy is available on our web site at www.dynegy.com.

PROPOSAL 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF DYNEGY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF DYNEGY’S OUTSTANDING COMMON STOCK AT A REVERSE SPLIT RATIO OF 1-FOR-5 AND TO PROPORTIONATELY DECREASE THE NUMBER OF AUTHORIZED SHARES OF DYNEGY’S CAPITAL STOCK

The Board has unanimously adopted and is submitting for stockholder approval an amendment and restatement to our Amended and Restated Certificate of Incorporation (1) to effect a reverse stock split of our outstanding common stock at a reverse split ratio of 1-for-5, and (2) to proportionately decrease the number of authorized shares of our capital stock. The proposed amendment and restatement to our Amended and Restated Certificate of Incorporation to effect this Proposal 2, as well as Proposal 3, is attached to this proxy statement as Appendix B with deletions indicated with strikeouts and additions indicated by underlining.

The amendment and restatement of our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the number of authorized shares of our capital stock described in this proposal requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote.  Abstentions will have the same effect as a vote AGAINST this proposal.

Reasons for the Reverse Stock Split

The Board believes that stockholders should authorize the reverse stock split for the following reasons:

Increase in potential investors.  Many investment funds and institutional investors have investment guidelines and policies that prohibit them from investing in companies whose stock price is below a certain threshold.  Based on our current common stock market price, these limitations reduce the number of potential investors.   A reverse stock split is expected to allow a broader range of institutional investors and investment funds to invest in our common stock and increase other investor interest.

Increase broker interest & decrease transaction costs.  Many brokerage firms have adopted internal policies and practices that either prohibit or discourage them from investing in or recommending to their clients companies whose stock price is below a certain threshold. Also, clients may be dissuaded from purchasing lower priced stocks because the brokerage fees, as a percentage of the total transaction, tend to be higher for such stocks since transaction fees are the same regardless of stock price.   A reverse stock split is expected to result in a stock price level that could be viewed more favorably by brokerage firms and their clients.

Reduce stock price volatility.  The stock price of our Class A common stock has often closed below $2.00 per share. Due to the current market price, a small change in the price of the Class A common stock results in a relatively large percentage change in the stock price. A reverse stock split is expected to increase the stock price and could decrease price volatility.

Reduce general & administrative costs. A reverse stock split could reduce certain of our costs, such as record keeping and NYSE listing fees.

Restructure shares outstanding to align with public ownership and peer group.  In late 2009, through a strategic transaction, we eliminated our outstanding Class B common stock and its associated rights and restrictions, and became a 100% publicly-held company for the first time in our 26 year history.  This transformation has resulted in a more traditional capital and governance structure that is more consistent with our peer group.  A reverse stock split would further reduce our shares outstanding and is expected to increase our stock price, potentially increasing investor interest, especially among those investors who typically invest in our industry and peer group.

Potential Disadvantages of the Reverse Stock Split

The Board believes that the potential advantages of a reverse stock split significantly outweigh the potential disadvantages. The following are potential disadvantages of a reverse stock split:

The reverse stock split may not result in a sustained increase in the price of the Class A common stock.   Although the Board expects that the reverse stock split will result in a sustained increase in the price of the Class A common stock, the effect of a reverse stock split cannot be predicted with certainty. Other factors, such as our financial results, market conditions and the market perception of our business, not to mention external factors like potential rules and regulations and others we cannot control, may adversely affect the stock price. Furthermore, the reverse stock split may not result in a stock price that will attract sufficient investment interest. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above or that the stock price will not decrease in the future.

The reverse stock split may decrease the trading market for the Class A common stock.   Because the reverse stock split will reduce the number of shares of Class A common stock available in the public market, the supply and demand for the Class A common stock may be negatively impacted, particularly if the stock price does not sustain an increase as a result of the reverse stock split.

The reverse stock split may leave certain stockholders with “odd lots.”   The reverse stock split may result in some stockholders owning “odd lots” of fewer than 100 shares of the Class A common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effects of the Reverse Stock Split

General

If the reverse stock split is approved and implemented, the principle effects will be to decrease the number of outstanding shares of our common stock based on the 1-for-5 reverse stock split ratio and to proportionately decrease the number of authorized shares of our capital stock. As of February 19, 2010, approximately 600 million shares of Class A common stock were issued and outstanding. Based on this number of shares issued and outstanding and, for illustrative purposes only, we would have approximately 120 million shares of Class A common stock outstanding immediately following the completion of the reverse stock split (without giving effect to the treatment of fractional shares discussed below).  We also will proportionately decrease the number of authorized shares of Class B common stock, if Proposal 3 fails, and shares of preferred stock.

The reverse stock split will not affect the registration of the Class A common stock under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or the listing of the Class A common stock on the NYSE. Following the reverse stock split, the Class A common stock will continue to be listed on the NYSE under the symbol “DYN,” although it will be considered a new listing with a new CUSIP number.

Voting rights and other rights of the holders of the Class A common stock will not be affected by the reverse stock split, other than as a result of the treatment of fractional shares as described below. Except for stockholders who are cashed out as a result of holding fractional shares and the adjustments that may result from the treatment of fractional shares discussed below, the number of stockholders of record will not be affected by the reverse stock split and each stockholder will hold the same percentage of Class A common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

Effectiveness of Reverse Stock Split

The reverse stock split, if approved by stockholders, would become effective upon the filing and effectiveness, or the Effective Time, of a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. It is expected that this filing will take place promptly following the Annual Meeting, assuming the stockholders approve the amendment. However, the exact timing of the filing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. If the Board fails to implement the reverse stock split by next year’s Annual Meeting, stockholder approval would be required again prior to implementing any reverse stock split. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the Second Amended and Restated Certificate of Incorporation, the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the reverse stock split.

Effect on Dynegy’s Stock Plans

As shown on the table on page 75, as of December 31, 2009, approximately 14 million shares were issuable upon the exercise of outstanding stock options and upon the vesting of outstanding restricted stock, and approximately 7 million additional shares were reserved and available for issuance pursuant to future awards under our stock incentive plans. Under these plans, the number of shares reserved and available for issuance and the number, exercise price, grant price or purchase price of shares subject to outstanding awards will be proportionately adjusted based on the reverse split ratio if the reverse stock split is effected. As a result, using the above data as of December 31, 2009, and assuming for illustrative purposes only that a 1-for-5 reverse stock split is effected, the number of shares issuable upon exercise or vesting of outstanding awards would be adjusted from 14 million to 2.8 million, and the 7 million shares that were available for future issuance under the stock plans would be adjusted to 1.4 million shares (subject to increase as and when awards made under the stock plans expire or are forfeited and are returned in accordance with the terms of the plans). For individual holders, the number of shares subject to outstanding awards would be reduced by a factor of five (with downward rounding of fractional shares pursuant to the terms of the plans) and, in the case of outstanding stock options, the exercise price per share would be increased by a multiple of five, such that upon an exercise, the aggregate exercise price payable by the optionee to us would remain the same. For example, an outstanding stock option for 2,000 shares of common stock, exercisable at $5.00 per share, would be adjusted as a result of a 1-for-5 split ratio into an option exercisable for 400 shares of common stock at an exercise price of $25.00 per share.

Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 3,050,000,000 shares, comprising 2,100,000,000 shares of Class A common stock, 850,000,000 shares of Class B common stock, and 100,000,000 shares of preferred stock. Concurrently with the reverse stock split, we intend to decrease our authorized shares of each class of stock by the same ratio as the reverse stock split (rounded to the nearest whole number). For example, assuming for illustrative purposes a 1-for-5 reverse stock split, the number of authorized shares of Class A common stock would be decreased to 420 million, shares of Class B common stock would be decreased to 170 million (assuming Proposal 3 fails), and Preferred stock would be decreased to 20 million.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the reverse stock split. Stockholders who would otherwise hold fractional shares because the number of shares of Class A common stock they hold before the reverse stock split is not evenly divisible by the 1-for-5 split ratio will receive cash (without interest) in lieu of such fractional shares in an amount equal to the proceeds attributable to the sale of such fractional shares following the Effective Time. Stockholders who own their shares in certificate form will receive a cash payment in lieu of fractional shares following the surrender of their pre-split certificates for post-split shares. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment. We will be responsible for any brokerage fees or commissions related to the transfer agent’s selling in the open market shares that would otherwise be fractional shares.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them, will have to seek to obtain such funds directly from the state to which they were paid.

Effect on Par Value

The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of the Class A common stock, which will remain at $0.01 per share.

Reduction in Stated Capital

As a result of the reverse stock split, upon the Effective Time, the stated capital on our balance sheet attributable to the Class A common stock, which consists of the par value per share of the Class A common stock multiplied by the aggregate number of shares of the Class A common stock issued and outstanding, will be reduced in proportion to the size of the reverse stock split. Correspondingly, our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of the Class A common stock, will be credited with the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain unchanged.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effect on Registered and Beneficial Holders

If the reverse stock split is effected, we intend to treat beneficial holders (i.e., stockholders who hold their shares in “street name” through a bank, broker or other nominee) in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares in “street name.” However, these banks, brokers or other nominees may have their own procedures for processing the reverse stock split. Stockholders who hold shares with a bank, broker or other nominee and have questions in this regard are encouraged to contact their bank, broker or other nominee.

Effect on Registered Book-Entry Holders

Our registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of the Class A common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after our transfer agent completes the aggregation and sale described above in “Fractional Shares.” By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

Effect on Holders of Registered Certificated Shares

Some registered stockholders hold their shares of the Class A common stock in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse stock split. The transmittal letter will contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the direct registration system. This means that, instead of receiving a new stock certificate, you will receive a direct registration statement that indicates the number of post-split shares you own in book-entry form. At any time after receipt of your direct registration statement, you may request a stock certificate representing your post-split ownership interest. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Fractional Shares.”

No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

YOU SHOULD NOT SEND YOUR CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a general summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to stockholders. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, published administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (7) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (8) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (9) persons holding the Class A common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (10) persons who acquire shares of the Class A common stock in connection with employment or other performance of services; (11) dealers and other stockholders that do not own their shares of Class A common stock as capital assets; (12) U.S. expatriates, (13) foreign entities; or (14) non-resident alien individuals. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. Furthermore, this summary also assumes that shares of Class A common stock, both before and after the reverse stock split, are held as a “capital asset” as defined in the Code, which is generally property held for investment. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Class A common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the IRS regarding the United States federal income tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge. EACH STOCKHOLDER SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of the Class A common stock, as discussed below. A stockholder’s aggregate tax basis in the shares of the Class A common stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of the  Class A common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of the Class A common stock), and such stockholder’s holding period (i.e, acquired date) in the shares of the Class A common stock received should include the holding period in the shares of the Class A common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Class A common stock surrendered to the shares of the Class A common stock received pursuant to the reverse stock split. Stockholders who acquired their shares of Class A common stock on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who receives cash in lieu of a fractional share of the Class A common stock pursuant to the reverse stock split generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the holder’s tax basis in the shares of the Class A common stock surrendered that is allocated to such fractional share of the Class A common stock. Such capital gain or loss should be long term capital gain or loss if the holder’s holding period for the Class A common stock surrendered exceeded one year at the Effective Time.

Information Reporting and Backup Withholding.  Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of the Class A common stock pursuant to the reverse stock split. In addition, stockholders may be subject to a backup withholding tax (currently at an applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Impact on Second Amended and Restated Certificate of Incorporation

This Proposal 2 is submitted for stockholder approval separately from Proposal 3.  If this Proposal 2 is approved by the stockholders at the Annual Meeting, but Proposal 3 is not, then our Second Amended and Restated Certificate of Incorporation submitted for filing with the Secretary of State will only contain those amendments contemplated by this Proposal 2.  If both Proposals are approved by stockholders, then our Second Amended and Restated Certificate of Incorporation submitted for filing with the Secretary of State will contain the amendments contemplated by both Proposals 2 and 3.

The Board unanimously recommends that stockholders vote FOR the amendment and restatement of our Amended and Restated Certificate of Incorporation (1) to effect a reverse stock split of our outstanding common stock at a reverse split ratio of 1-for-5, and (2) to proportionately decrease the number of authorized shares of our capital stock.

PROPOSAL 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF DYNEGY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REFER TO OUR CLASS A COMMON STOCK AS “COMMON STOCK” AND REMOVE ALL REFERENCES TO CLASS B COMMON STOCK

The Board has adopted, subject to stockholder approval, an amendment and restatement to our Amended and Restated Certificate of Incorporation to refer to our “Class A Common Stock” as “Common Stock” and to remove all references to “Class B Common Stock.”  In addition, we propose to amend and restate our Amended and Restated Certificate of Incorporation to remove certain provisions and definitions that are no longer used in the Amended and Restated Certificate of Incorporation and make other immaterial conforming changes.

Approval of this proposal requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote.  Abstentions will have the same effect as a vote AGAINST this proposal.

Description of Amendment and Restatement

We are proposing to amend and restate our Amended and Restated Certificate of Incorporation to refer to our “Class A Common Stock” as “Common Stock” and to remove all references to “Class B Common Stock” in order to remove any confusion regarding our transition from a dual-class common stock structure to a single-class structure.  The elimination of the dual-class structure was effected in connection with the closing of the strategic transactions with LS Power in November 2009, which resulted in there no longer being any issued and outstanding shares of our Class B common stock.  Please see “Transactions with Related Persons, Promoters and Certain Control Persons—LS Power Transactions” for more information.

This amendment will not change any substantive terms of the Class A common stock or any of your powers or rights as a stockholder.  Our common stock will continue to be listed and trade on the NYSE under the symbol “DYN.”

In addition, we propose to amend and restate our Amended and Restated Certificate of Incorporation to remove provisions relating to the voting, conversion, and transfer of Class B common stock, as such provisions are no longer applicable.  We will also remove the following definitions contained in Section 5.3(f): “Affiliate,” “Associate,” “Class B Control Group,” “Controlled Affiliated,” “Governmental Authority,” “Group,” “Luminus,” “owner,” and “Person.”  These definitions were solely used in provisions that have become obsolete following the removal of Class B common stock references.  Removing these definitions from the Amended and Restated Certificate of Incorporation will not have any substantive effect on our stockholders.  There are certain other immaterial conforming changes, such as renumbering certain provisions and correcting certain cross-references in the proposed Amended and Restated Certificate of Incorporation.

The proposed amendment and restatement to our Amended and Restated Certificate of Incorporation to effect this Proposal 3, as well as Proposal 2, is attached to this proxy statement as Appendix B, with deletions indicated with strikeouts and additions indicated by underlining.  If approved, the proposed amendment and restatement will become effective upon the filing of our Second Amended and Restated Certificate of Incorporation containing these amendments in the office of the Secretary of State of the state of Delaware.  We expect that such filing would occur promptly after the Annual Meeting.

Impact on Proposal 2

This Proposal 3 is submitted for stockholder approval separately from Proposal 2.  If this Proposal 3 is approved by the stockholders at the Annual Meeting, but Proposal 2 is not, then our Second Amended and Restated Certificate of Incorporation submitted for filing with the Secretary of State will only contain those amendments contemplated by this Proposal 3.  If both Proposals are approved by stockholders, then our Second Amended and Restated Certificate of Incorporation submitted for filing with the Secretary of State will contain the amendments contemplated by both Proposals 2 and 3.

The Board unanimously recommends that stockholders vote FOR the amendment and restatement of our Amended and Restated Certificate of Incorporation to refer to our “Class A Common Stock” as “Common Stock” and to remove all references to “Class B Common Stock.”

PROPOSAL 4

APPROVAL OF DYNEGY INC. 2010 LONG TERM INCENTIVE PLAN

Introduction

The affirmative vote of the holders of a majority of votes cast is required to approve the Dynegy Inc. 2010 Long Term Incentive Plan, or the 2010 Plan.  Abstentions will have the same effect as a vote AGAINST the proposal.  Broker non-votes are not counted.

The Board believes approval of the 2010 Plan, in the form attached to this proxy statement as Appendix C, is in the best interests of Dynegy and necessary to give us the flexibility to responsibly address future retention and equity compensation needs.   The 2010 Plan is a broad-based incentive plan that provides for granting stock options, restricted stock awards, phantom stock awards, stock appreciation rights, stock units and performance awards.  The Board unanimously adopted the 2010 Plan on March 2, 2010, subject to stockholder approval at the Annual Meeting, and recommends that stockholders vote FOR the 2010 Plan.

If the 2010 Plan is approved by stockholders, our current long term incentive plans will be frozen, meaning that no further shares will be available for issuance under those plans, and all new equity awards will be issued from the 2010 Plan.

Background and Reasons to Approve the 2010 Plan

Responsible Grant Practices.  We have a history of responsible equity grant practices and are committed to continuing to make responsible and judicious equity grants, as evidenced by the following:

•
Burn Rate.  Our three-year average burn rate, which is a measure of our equity grants expressed as a percentage of our outstanding shares of common stock, is only 0.62%, which is lower than the current industry norm.

•
Overhang.  As of March 3, 2010, our overhang rate was only 3.80%.  Overhang is the sum of current options outstanding and other unvested equity awards plus shares available for grant under our current long-term incentive plans divided by the common stock outstanding.  17,347,604 options were outstanding with a $5.63 weighted average exercise price and a 7.56 years weighted average remaining term, and 3,760,005 “full-value awards” (as defined below) were outstanding/non-vested.    Voting Power Dilution.  Assuming the 2010 Plan is approved and the current long-term incentive plans are frozen, our potential dilution level would be (on a fully diluted basis) 6.15%, which is lower than our industry average.  Dilution on a fully diluted basis is the sum of current options outstanding and other unvested equity awards plus the requested shares under the 2010 Plan divided by the common stock outstanding plus current options outstanding and other unvested equity awards plus the requested shares under the 2010 Plan.

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Grants to Broad Base of Employees.  In fiscal year 2009, equity grants were made to 270 employees.  Six of those employees were Named Executive Officers, with the majority (about 97%) in various non-executive positions.  As discussed more fully below, we believe that granting equity compensation to a large number of employees, which includes but is not limited to our Named Executive Officers, is important for the future success of our business because it aligns our employees with our stockholders to achieve long-term growth and enables us to attract and retain talented employees.

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Significant Portion of Performance Unit Awards.  In fiscal year 2009, 50% of the equity awards granted to employees at the level of Managing Director and above (including all Named Executive Officers) were in the form of performance unit awards, and in the current 2010 fiscal year, 60% of the equity grants made to Managing Directors and above were also performance unit awards.  The performance unit awards require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to be earned.

Alignment with Stockholder Value.  Granting equity compensation awards to employees and other eligible individuals is an important way to align the interests of those individuals with the interests of our stockholders.  The value of equity compensation is dependent upon the value of our common stock.  Individuals who are granted equity compensation therefore have a direct financial interest in the performance of that stock. An important purpose of the 2010 Plan is thus to provide eligible individuals with additional incentive and reward opportunities designed to enhance our long-term profitability and further align such individuals’ interests with those of our stockholders by strengthening their concern for the welfare of us and our affiliates.

Tool for Attracting and Retaining Talent.  The 2010 Plan is also designed to enable us and our affiliates to better attract high-quality employees, directors and consultants.  We believe that our equity compensation practices are in-line with those of our peers.  Thus, our ability to offer equity compensation as a component of the total compensation and rewards packages for our employees is critical to keep those compensation packages competitive with those of our peers.  Being able to attract and retain talented and motivated employees, we believe, in turn, is critical to the long-term success of our power generation business.  Approval of the 2010 Plan will ensure the availability of this tool to use in our employee recruiting, hiring and retention efforts on an ongoing basis and thereby support our long-term success.

Pay-for-Performance.  Part of our compensation philosophy is a belief that rewards should be based upon our performance and should not be viewed as entitlements.  Equity awards, even those awards whose payout is not tied to achievement of specific performance goals, are inherently performance-based given the direct link between the value of the awards and the performance of our stock price.  Past award grants are at risk given our stock price.  Generally, option grants prior to 2009 are underwater, and restricted stock grants issued in 2007 and 2008 have also significantly declined in value.   In 2009, the Compensation and Human Resources Committee, or Human Resources Committee, increased equity award grant levels (in an amount equal to 1.5 times target) due to a concern about retention of talented executives and in an effort to strengthen the alignment of the near-term and long-term interests of our executives with our stockholders given the relatively low level of outstanding equity incentives existing.  One-half of the 2009 grant mix for executives was comprised of performance unit awards, which require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to be earned.  The remainder of the 2009 grant mix for executives was comprised of 20% options and 30% phantom stock unit awards, the ultimate value of which is directly tied to our stock price performance.  An equity award thus provides an opportunity for, but does not generally guarantee receipt of a payout because the extent to which such an award will have value, if any, is dependent on our performance over the term applicable to the award.  Given the inherent pay-for-performance nature of equity awards, having the flexibility to make such equity grants on a going-forward basis is an important mechanism in implementing our pay-for-performance compensation philosophy.

Exhaustion of Shares Available under Current LTIPs.  For all of the foregoing reasons, we believe it is essential that the 2010 Plan be approved so that we can continue to make equity grants on a going-forward basis.  Shares available under our existing long term incentive plans are largely exhausted, with only about 1.9 million shares remaining.  If the 2010 Plan is not approved, we will be significantly limited in our ability to issue long-term equity awards in 2011 and in subsequent years, which will, we believe, significantly impair our efforts in aligning employee’s interests with those of stockholders, hiring and retaining top talent, and implementing the pay-for-performance component of our compensation philosophy.

Important Features

The 2010 Plan has the following important features, which evidence our commitment to making responsible equity grants:

•	The plan provides for discretionary grants of the following types of awards:
▪	stock options that do not constitute incentive stock options, or Non-statutory Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code,

▪	stock options that constitute incentive stock options, or Incentive Stock Options as defined in Section 422 of the Code,
▪	shares of Class A common stock that are subject to restrictions on disposition and forfeiture under certain circumstances, or Restricted Stock Awards,

▪
shares of Class A common stock, cash payments (based on the fair market value of Class A common stock or an amount equal to any appreciation or increase in the fair market value of Class A common stock over a specified period of time) or a combination thereof, which vest over a period of time, or Phantom Stock Awards,

▪
awards (which may or may not be granted in tandem with an option) that entitle the holder to receive an amount equal to the difference between the fair market value of the shares of Class A common stock at the time of exercise of the award and the option price and which may be settled upon exercise in shares of Class A common stock, cash or a combination thereof, or Stock Appreciation Rights,

▪
the right to receive shares of Class A common stock or cash in the future, which vest over a period of time or on the basis of achieving certain performance measures, and is payable in cash, Class A common stock or some combination thereof, or Stock Units, and

▪	shares of Class A common stock, cash payments or a combination thereof that may be earned based on the satisfaction of various performance measures, or Performance Awards.

All of the above awards except Incentive Stock Options may be granted to directors, of Dynegy and to employees and consultants of Dynegy and its affiliates; Incentive Stock Options may only be granted to employees of Dynegy and its subsidiary corporations in accordance with Section 422 of the Code.

•
Repricing of Incentive and Non-statutory Stock Options, collectively Options, and Stock Appreciation Rights to reduce the exercise price is prohibited unless stockholder approval is obtained, subject to the limited ability to make adjustments in connection with certain recapitalization and reorganization events.

•	Options and Stock Appreciation Rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

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Limits are imposed on share recycling.  For example, shares granted in connection with an Option or Stock Appreciation Right award that are not issued in connection with net settlement of the award are not available for reissuance.

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The 2010 Plan has a fungible share plan design, meaning that Restricted Stock Awards, Stock Units and other “full-value awards” (as described in more detail below) count as more than one share against the aggregate share limit.

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In the event there is a material restatement of our financial results, the Human Resources Committee has the authority to review the equity awards granted under the 2010 Plan to our Named Executive Officers and take any action it deems appropriate, including terminating the awards or requiring repayment of award proceeds to us.

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Restricted Stock Awards, Stock Units, and other “full-value awards” that are (1) performance-based will generally be subject to a performance period of at least one year and (2) not performance-based will generally be subject to a restriction period of at least three years (ratable or cliff).

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Limits are imposed on the discretion to waive or lapse restriction periods for “full-value awards” and to provide for the acceleration of exercisability of Options and Stock Appreciation Rights, except in the event of death, disability, retirement or a Corporate Change (as defined below).

2010 Plan

Set forth below is a summary of the material terms of the 2010 Plan. This summary is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached to this proxy statement as Appendix C.

Number of Shares Subject to the 2010 Plan and Award Limits.  The aggregate maximum number of shares of Class A common stock that may be issued under the 2010 Plan will be 18,500,000 shares.  If Proposal 2 (Reverse Stock Split) is approved, the aggregate maximum number of shares of common stock that may be issued under the 2010 Plan will be 3,700,000.  For purposes of applying this share limit, “full-value awards,” which include all awards under the 2010 Plan other than Stock Appreciation Rights and Options that have an exercise price equal to or greater than fair market value on the date of grant, will be counted against the aggregate share limit as 1.15 shares for every one share issued in connection with the award, which is referred to as a fungible share design.

Limitations also apply regarding the reissuance of shares in certain circumstances.  Shares of Class A common stock may not be reissued as awards if initially granted in connection with a Stock Appreciation Right or Option and not subsequently issued in connection with net settlement of the award, used to pay the exercise price or withholding taxes related to an outstanding award or repurchased on the open market with the proceeds of the Option exercise price.

The maximum number of shares of Class A common stock that may be subject to Options, Restricted Stock Awards, Stock Units and Performance Awards denominated in shares of Class A common stock granted to any one individual during any calendar year may not exceed 10,000,000 shares of Class A common stock. The maximum amount of compensation that may be paid under all Performance Awards under the 2010 Plan that are denominated in cash (including the fair market value of any shares of Class A common stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $10,000,000, and any payment due with respect to a Performance Award will be paid no later than ten years after the date of grant of such Performance Award. The share limitations described in the preceding sentences may be adjusted upon a reorganization, stock split, recapitalization or other change in our capital structure.

Administration.  The 2010 Plan will be administered by a committee, or the Committee, of, and appointed by, the Board that will be comprised solely of two or more non-employee directors who also qualify as “outside directors” (within the meaning assigned to such term under Section 162(m) of the Code and within the meaning of the term “non-employee director” as defined in SEC Rule 16b-3). The Board has appointed the Human Resources Committee initially to administer the 2010 Plan.

The Human Resources Committee will have full authority, subject to the terms of the 2010 Plan, to establish rules and regulations for the proper administration of the 2010 Plan, to select the employees, consultants and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards. When granting awards, the Human Resources Committee will consider such factors as an individual’s duties and present and potential contributions to our success and such other factors as the Human Resources Committee may in its discretion deem relevant.

Eligibility. All directors of Dynegy, and all employees and consultants of Dynegy and its affiliates, are eligible to participate in the 2010 Plan. The selection of those employees, consultants and directors, from among those eligible, who will receive Incentive Stock Options, Non-statutory Stock Options, Restricted Stock Awards, Performance Awards, Stock Appreciation Rights, Stock Units, Phantom Stock Awards or any combination thereof is within the discretion of the Human Resources Committee. However, Incentive Stock Options may be granted only to employees of Dynegy and its  subsidiary corporations (as defined in Section 424 of the Code). As of March 11, 2010, approximately 1,694 individuals, excluding consultants, were potentially eligible to participate in the 2010 Plan.

Term of 2010 Plan.  The 2010 Plan will be effective upon the date its adoption by the Board is timely approved by our stockholders. No further awards may be granted under the 2010 Plan after ten years from the date the 2010 Plan is effective, and the 2010 Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2010 Plan at any time with respect to any shares of Class A common stock for which awards have not theretofore been granted.

Stock Options

Term of Option. The term of each Option will be as specified by the Human Resources Committee at the date of grant (but not more than ten years). The effect of the termination of an optionee’s employment, consulting relationship or membership on the Board will be specified in the Option award agreement that evidences each Option grant.

Option Price and Restrictions on Repricing. The Option price will be determined by the Human Resources Committee and will be no less than the fair market value of the shares on the date that the Option is granted. Except for adjustments for certain changes in the Class A common stock, the Human Resources Committee may not, without the approval of our stockholders, amend any outstanding Option award agreement that evidences an Option grant to lower the Option exercise price or to cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

Special Rules for Incentive Stock Options for Certain Stockholders. If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of  stock of Dynegy or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

Size of Grant. Subject to the limitations described above under the section “Number of Shares Subject to the 2010 Plan and Award Limits,” the number of shares for which an Option is granted to an employee, consultant or director will be determined by the Human Resources Committee.

Status of Options. The status of each Option granted to an employee as either an Incentive Stock Option or a Non-statutory Stock Option will be designated by the Human Resources Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Non-statutory Stock Options. All options granted to consultants and non-employee directors, if any, will be Non-statutory Stock Options.

Payment. The Option price upon exercise may, at the discretion of the Human Resources Committee, be paid by an optionee in cash, other shares of Class A common stock owned by the optionee or by a combination of cash and Class A common stock. Additionally, Stock Appreciation Rights, as described further below under the section “Stock Appreciation Rights,” may be granted to optionees in conjunction with Options granted under the 2010 Plan.  The 2010 Plan also allows the Human Resources Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an Option.

Option Award Agreement. All Options will be evidenced by a written agreement containing provisions consistent with the 2010 Plan.  The agreements will include details about the effect of termination of employment on the exercisability of the Option, any vesting or performance periods applicable to the Option and such other provisions as the Human Resources Committee deems appropriate.  The Human Resources Committee generally has the discretion to amend outstanding Option award agreements.  Notwithstanding the foregoing, neither the Human Resources Committee or the Board may, without stockholder approval, provide for the acceleration of the exercisability of an Option, except in the event of death, disability or retirement of the optionee or a Corporate Change (as defined below), unless the Option award has been designated by the Human Resources Committee as exempt from this requirement.  For this purpose, the Human Resources Committee has the discretion to designate up to 5% of the shares of Class A common stock available for issuance under the plan as exempt from certain restrictions, or the Exempt Awards.  This restriction does not preclude the Human Resources Committee from accelerating vesting of the Option, provided that the exercisability of the award is not accelerated.

Transferability. An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or his or her guardian or legal representative. A Non-statutory Stock Option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or with the consent of the Human Resources Committee.

Restricted Stock Awards

Transfer Restrictions and Forfeiture Obligations. Pursuant to a Restricted Stock Award, shares of Class A common stock will be issued or delivered to the employee, consultant or director at the time the award is made without any payment to us (other than for any payment amount determined by the Human Resources Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares as may be determined in the discretion of the Human Resources Committee. The Human Resources Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on:

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the attainment of one or more performance measures established by the Human Resources Committee that are based on the following criteria:  (1) the price of a share of common stock, (2) Dynegy’s earnings per share derived from all or any segment or portion of Dynegy designated by the Human Resources Committee, (3) return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (4) revenues of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (5) net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (6) the cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (7) the earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including any derivations or adjusted version of this criteria as determined by the Human Resources Committee) or any other earnings metric of Dynegy, (8) return on stockholders’ equity achieved by Dynegy, (9) total stockholders’ return achieved by Dynegy, (10) operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Human Resources Committee, (11) Dynegy’s liquidity or the liquidity of any segment or portion of Dynegy designated by the Human Resources Committee, (12) operating, capital or general and administrative, or G&A, expenses of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (13) addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (14) safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (15) any other performance metric selected by the Human Resources Committee in its sole discretion, including a metric relating to Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including, but not limited to, any business unit or functional area of Dynegy), or (16) a combination of two or more of any of the foregoing;

•	the holder’s continued employment or continued service as a consultant or director with Dynegy and its affiliates for a specified period;

•	the occurrence of any event or the satisfaction of any other condition specified by the Human Resources Committee in its sole discretion; or
•	a combination of any of the foregoing factors.

If a Restricted Stock Award has not been designated by the Human Resources Committee as an Exempt Award and the forfeiture restrictions are (1) performance-based, the performance period for the award must be at least one year or (2) not performance-based, the restriction period for the award must be at least three years.  For purposes of meeting these minimum performance and restriction period requirements, a performance or restriction period over which an award must be earned will count towards satisfaction of these requirements.  Additionally, such a restriction period can be based on ratable or cliff vesting (for example, a three-year ratable vesting period).

Additionally, the above-described performance measures may be made subject to adjustment by the Human Resources Committee for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indices, and may be contingent upon our future performance. Upon the issuance of shares of Class A common stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided in the award agreement, the recipient of the award will have all the rights of our stockholders with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however that (1) until all forfeiture restrictions have expired, the award recipient will not be entitled to delivery of a stock certificate, we will retain custody of the stock and the award recipient may not sell, transfer, pledge, exchange or otherwise dispose of the stock, and (2) a breach of the terms and conditions established by the Human Resources Committee and set forth in an award agreement will cause forfeiture of the Restricted Stock Award.  At the time of such award, the Human Resources Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of the termination of employment or service as a consultant or a director of a recipient of a Restricted Stock Award (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Accelerated Vesting. The Human Resources Committee may, in its discretion, fully vest any outstanding Restricted Stock Award as of a date determined by the Human Resources Committee, but the Human Resources Committee may not take any action to vest a Restricted Stock Award that has been granted to a “covered employee” (within the meaning of Section 162(m) of the Code) if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.  Further, unless a Restricted Stock Award has been designated as an Exempt Award, neither the Human Resources Committee or the Board may, without stockholder approval, provide for the waiver or lapsing of a restriction period or performance period applicable to a Restricted Stock Award, except in the event of death, disability or retirement of the award holder or a Corporate Change (as defined below); this restriction, however, does not preclude the Human Resources Committee from providing for accelerated vesting of the award, so long as the award is not settled or transferred prior to the end of the applicable restriction or performance period.

Other Terms and Conditions. The Human Resources Committee may establish other terms and conditions for the issuance of Restricted Stock Awards under the 2010 Plan.

Phantom Stock Awards

General. Phantom Stock Awards under the 2010 Plan are awards of rights to receive Class A common stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time.

Forfeiture Obligations and Termination of Award.  Phantom Stock Awards vest over a period of time established by the Human Resources Committee, with or without satisfaction of any performance criteria or objectives, as determined by the Human Resources Committee in its sole discretion. The Human Resources Committee may, in its discretion, require payment or other conditions on the recipient of a Phantom Stock Award, including imposition of any forfeiture restrictions.  A Phantom Stock Award will terminate if the recipient’s employment or service as a consultant or director of Dynegy or its affiliates terminates during the applicable vesting period, except as otherwise determined by the Human Resources Committee.  If a Phantom Stock Award has not been designated by the Human Resources Committee as an Exempt Award and the forfeiture restrictions are (1) performance-based, the performance period for the award must be at least one year or (2) not performance-based, the restriction period for the award must be at least three years.  For purposes of meeting these minimum performance and restriction period requirements, a performance or restriction period over which an award must be earned will count towards satisfaction of these requirements. Additionally, such a restriction period can be based on ratable or cliff vesting (for example, a three-year ratable vesting period).  Further, unless a Phantom Stock Award has been designated as an Exempt Award, neither the Human Resources Committee or the Board may, without stockholder approval, provide for the waiver or lapsing of a restriction period or performance period applicable to a Phantom Stock Award, except in the event of death, disability or retirement of the award holder or a Corporate Change (as defined below); this restriction, however, does not preclude the Human Resources Committee from providing for accelerated vesting of the award, so long as the award is not settled or transferred prior to the end of the applicable restriction or performance period.

Payment. Payment of a Phantom Stock Award may be made in cash, Class A common stock or a combination thereof, as determined by the Human Resources Committee. Payment may be made in a lump sum or in installments, as prescribed by the Human Resources Committee. Any payment to be made in cash will be based on the fair market value of the Class A common stock on the payment date.  Cash dividend equivalents may be paid during or after the vesting period with respect to the Phantom Stock Award, as determined by the Human Resources Committee.

Other Terms and Conditions. The Human Resources Committee may establish other terms and conditions for Phantom Stock Awards under the 2010 Plan, which will be set forth in an award agreement.

Stock Appreciation Rights

Exercise and Payment.  A Stock Appreciation Right award will entitle the holder of the award to receive, upon the exercise of the Stock Appreciation Right, shares of Class A common stock (valued based on the fair market value at the time of exercise), cash or a combination thereof, in the Human Resources Committee’s discretion, in an amount equal to the excess of the fair market value of the Class A common stock subject to the Stock Appreciation Right as of the date of the exercise over the purchase price of the Stock Appreciation Right.  If granted in tandem with an Option, the exercise of a Stock Appreciation Right will result in the surrender of the related Option, and unless otherwise provided by the Human Resources Committee, the exercise of an Option will result in the surrender of a related Stock Appreciation Right, if any.  Further, if a Stock Appreciation Right is not granted in tandem with an Option, subject to certain adjustments for recapitalizations and reorganization events, the exercise price of the Stock Appreciation Right will not be less than the fair market value of a share of Class A common stock on the date the Stock Appreciation Right is granted.

Term of Stock Appreciation Right.  The Human Resources Committee may establish the term of a Stock Appreciation Right, but in no event may a Stock Appreciation Right be exercisable after ten years from the date of grant.  If granted in tandem with an Option, a Stock Appreciation Right will expire no later than the related Option’s expiration date.  If neither the Stock Appreciation Right nor the related Option is exercised before the end of the day on which the right ceases to be exercisable, the right will be deemed to have been exercised as of that date, and payment will be made to the holder in cash.  Further, unless a Stock Appreciate Right award is designated as an Exempt Award, neither the Committee or the Board may, without stockholder approval, provide for the acceleration of the exercisability of the Stock Appreciation Right, except in the event of death, disability or retirement of the award holder or a Corporate Change (as defined below).  This restriction does not preclude the Human Resources Committee from accelerating vesting of the Stock Appreciation Right, provided that the exercisability of the award is not accelerated.

Repricing Restrictions.  Except for adjustments for certain changes in the Class A common stock, the Human Resources Committee may not, without the approval of our stockholders, amend any outstanding Stock Appreciation Right award agreement that evidences a Stock Appreciation Right grant to lower the Stock Appreciation Right exercise price or to cancel, exchange, substitute, buyout or surrender outstanding Stock Appreciation Rights in exchange for cash, other awards or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Appreciation Right.

Other Terms and Conditions.  The Human Resources Committee may establish other terms and conditions for Stock Appreciation Rights under the 2010 Plan, which will be set forth in an award agreement.

Stock Units

Forfeiture Provisions and Accelerated Vesting.  The Human Resources Committee will determine the minimum vesting or performance period applicable to an award of Stock Units.  If a recipient’s employment or service with Dynegy and its affiliates terminates for any reason other than death or “disability” (as that terms is defined under our long term disability plan) during a performance period or prior to the delivery date for deferred Stock Units, the units will be forfeited on the date the recipient’s employment or service with Dynegy and its affiliates terminates.  A recipient of a Stock Unit whose employment or service with Dynegy and its affiliates terminates because of death or “disability” prior to the delivery date for the Stock Units will be entitled to the full value of the earned Stock Units at the end of the performance period or deferred delivery date, as applicable.  Further, the Human Resources Committee generally may, in its discretion, determine that a Stock Unit holder will be entitled to receive all or any portion of the Stock Units that he would otherwise receive, accelerate the determination and payment of the shares or units or make other adjustments as it deems appropriate.   If a Stock Unit has not been designated by the Human Resources Committee as an Exempt Award and forfeiture restrictions for the award are (1) performance-based, the performance period for the award must be at least one year or (2) not performance-based, the restriction period for the award must be at least three years.  Such a restriction period can be based on ratable or cliff vesting (for example, a three-year ratable vesting period).  For purposes of meeting these minimum performance and restriction period requirements, a performance or restriction period over which an award must be earned will count towards satisfaction of these requirements.  For example, if the right to receive a grant of a Stock Unit must be earned over a performance period of at least one year or a period of time of at least three years, the foregoing minimum restriction periods will be considered met even if the award is then immediately settled upon grant.  Further, notwithstanding the foregoing, unless a Stock Unit has been designated as an Exempt Award, neither the Human Resources Committee or the Board may, without stockholder approval, provide for the waiver or lapsing of a restriction period or performance period applicable to a Stock Unit, except in the event of death, disability or retirement of the award holder or a Corporate Change (as defined below); this restriction, however, does not preclude the Human Resources Committee from providing for accelerated vesting of the award, so long as the award is not settled or transferred prior to the end of the applicable restriction or performance period.

Terms and Conditions.  For each Stock Unit holder, the Committee will determine the timing of awards, the number of Stock Units awarded, the value of Stock Units, any performance measures used for determining whether Stock Units are earned, the number of earned Stock Units that will be paid in cash and/or shares of Class A common stock, whether and when any dividend equivalents are to be paid on Stock Units and any additional terms the Human Resources Committee deems appropriate.  The terms and conditions of a Stock Unit grant will be set forth in an award agreement.

Payment.  Payment for Stock Units earned may be made in cash, Class A common stock or in some combination thereof, and as a lump sum payment or in installments, as determined by the Human Resources Committee.  For Stock Units payable in shares of Class A common stock, one share of common stock will be paid for each share earned, or cash will be paid for each share earned equal to either (1) the fair market value of a share of Class A common stock at the delivery date or (2) the fair market value of a share of Class A common stock averaged for a number of days determined by the Committee.

Performance Awards

Performance Period.  The Human Resources Committee may, in its sole discretion, grant Performance Awards (which may include, for example, Restricted Stock Awards, Stock Units, Phantom Stock Awards, Options, and/or Stock Appreciation Rights) under the 2010 Plan that may be paid in cash, Class A common stock or a combination thereof as determined by the Human Resources Committee. At the time of the grant, the Human Resources Committee will establish the maximum number of shares of Class A common stock subject to, or the maximum value of, each Performance Award and the performance period over which the performance applicable to the award will be measured. A Performance Award will terminate if the recipient’s employment or service as a consultant or director of ours terminates during the applicable performance period, except as otherwise determined by the Human Resources Committee.  Further, if a Performance Award is a “full-value award” (as described above), unless the award is designated by the Human Resources Committee as an Exempt Award, the performance period for the award must be at least one year.  For purposes of meeting this minimum performance period requirement, a performance period over which an award must be earned will count towards satisfaction of the requirement.  For example, if the right to receive a grant of a “full-value” Performance Award must be earned over a performance period of at least one year, the foregoing minimum restriction period will be considered met even if the award is then immediately settled upon grant.  Also, unless a Performance Award has been designated as an Exempt Award, neither the Human Resources Committee or the Board may, without stockholder approval, provide for the waiver or lapsing of a performance period applicable to the award, except in the event of death, disability or retirement of the award holder or a Corporate Change (as defined below); this restriction, however, does not preclude the Human Resources Committee from providing for accelerated vesting of the award, so long as the award is not settled or transferred prior to the end of the applicable performance period.

Performance Measures. The receipt of cash or Class A common stock pursuant to a Performance Award will be contingent upon satisfaction by Dynegy, or any affiliate, division or department thereof, of performance goals established by the Human Resources Committee.  The performance goals may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices and may be contingent upon future performance of Dynegy or any affiliate, division or department thereof. The performance goals may be based upon any of the following criteria:  (1) the price of a share of common stock, (2) Dynegy’s earnings per share derived from all or any segment or portion of Dynegy designated by the Human Resources Committee, (3) return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Committee, (4) revenues of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (5) net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (6) cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (7) earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including any derivations or adjusted version of this criteria as determined by the Human Resources Committee) or any other earnings metric of Dynegy, (8) return on stockholders’ equity achieved by Dynegy, (9) total stockholders’ return achieved by Dynegy, (10) operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Human Resources Committee, (11) Dynegy’s liquidity or the liquidity of any segment or portion of Dynegy designated by the Human Resources Committee, (12) operating, capital or G&A expenses of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (13) addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (14) safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (15) any other performance metric selected by the Human Resources Committee in its sole discretion, including a metric relating to Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including, but not limited to, any business unit or functional area of Dynegy), or (16) a combination of two or more of any of the foregoing.  The Human Resources Committee may, in its sole discretion, provide for an adjustable Performance Award value based upon the level of achievement of performance measures and/or provide for a reduction in the value of a Performance Award during the performance period.

Payment. Following the end of the performance period, the Human Resources Committee will determine and certify in writing the amount payable to the holder of the Performance Award, not to exceed the maximum number of shares of Class A common stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period. Payment may be made in a lump sum in cash, Class A common stock or a combination thereof, as determined by the Human Resources Committee and must be made no later than two and one-half months after the end of the performance period.  If a Performance Award covering shares of Class A common stock is to be paid in cash, then such payment will be based on the fair market value of the Class A common stock on the payment date.

Special Rules for Qualified Performance-Based Awards.  The Human Resources Committee may, in its sole discretion, grant Restricted Stock Awards, Stock Units, Phantom Stock Awards, and Performance Awards that are intended to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, or Qualified Performance-Based Awards. Special rules will apply to those awards made to “covered employees” (within the meaning of Section 162(m) of the Code) selected by the Human Resources Committee to receive Qualified Performance-Based Awards, with such special rules generally intended to ensure that those awards will qualify as “qualified performance-based compensation” (within the meaning of Section 162(m) of the Code).  For example, for such awards, no later than ninety days following the commencement of the performance period, the Human Resources Committee will, in writing, designate one or more “covered employees,” select the performance criteria applicable to the performance period, and establish performance goals and amounts of awards, as applicable, which may be earned for the performance period.  For this purpose, the Human Resources Committee may select from one or more of the following performance criteria to establish the performance goals:  (1)  the price of a share of our common stock, (2) Dynegy’s earnings per share derived from all or any segment or portion of Dynegy designated by the Human Resources Committee, (3) return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (4) revenues of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (5) net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (6) cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (7) earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including any derivations or adjusted version of this criteria as determined by the Human Resources Committee) or any other earnings metric of Dynegy, (8) return on stockholders’ equity achieved by Dynegy, (9) total stockholders’ return achieved by Dynegy, (10) operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Human Resources Committee, (11) Dynegy’s liquidity or the liquidity of any segment or portion of Dynegy designated by the Human Resources Committee, (12) operating, capital or G&A expenses of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (13) addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, (14) safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, or (15) a combination of two or more of any of the foregoing.

An award holder will be eligible to receive payment pursuant to a Qualified Performance-Based Award for a performance period only if the established performance goals are achieved.  Following the completion of the performance period, the Human Resources Committee must certify in writing whether the applicable performance goals have been achieved for the performance period, and no award or portion of an award will be considered earned or vested until the Human Resources Committee certifies in writing that the conditions to which the distribution, earning or vesting of such award is subject have been achieved.  The Human Resources Committee may, in determining attainment of the performance goals, disregard or offset the effect of “extraordinary items,” including, for example, restructuring or restructuring-related changes, gains or losses on the disposition of a business or major asset, resolution and/or settlement of litigation and other legal proceedings, or the effect of a merger or acquisition.  The Human Resources Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in an award agreement.  Additionally, in the event of a Corporate Change (as defined below), all unvested Qualified Performance-Based Awards will become immediately vested.  A holder of a Qualified Performance-Based Award will not be paid any dividends or other distributions with respect to that award until the holder becomes vested in the shares covered by the award; upon vesting, the holder will receive a cash payment equal to the aggregate cash dividends (without interest) (other than distribution in shares) and the number of shares equal to any stock dividends that the holder would have received if he had owned all of the shares that vested for the period beginning on the date of the award and ending on the date of vesting or payment.  No dividends will be paid for any Qualified Performance-Based Awards forfeited.

Other Terms and Conditions. The Human Resources Committee may establish other terms and conditions for Performance Awards under the 2010 Plan, which will be set forth in an award agreement.

Recapitalization, Reorganization and Other Adjustments

Adjustment upon a Change in Capitalization.  If we effect a subdivision or consolidation of our shares of Class A common stock or the payment of a stock dividend on its Class A common stock without receiving any consideration, or a  Capitalization Event, the number of shares of Class A common stock for an un-expired award will be adjusted accordingly.  If the Capitalization Event increases the number of outstanding shares, the number of shares of Class A common stock for the un-expired award will be increased proportionately, and the purchase price per share will be reduced proportionately.  Similarly, if the Capitalization Event decreases the number of outstanding shares, the number of shares of Class A common stock for the un-expired award will be decreased proportionately, and the purchase price per share will be increased proportionately.  In the event we recapitalize, reclassify our capital stock or otherwise changes its capital structure, or a Recapitalization, the number and class of shares of Class A common stock under an un-expired award will also be adjusted appropriately to account for the Recapitalization.

Adjustment upon a Corporate Change.  The 2010 Plan provides that, if a Corporate Change (as defined below) occurs, no later than (1) ten days after approval of the merger, consolidation, reorganization, sale lease or exchange of assets or such election of directors by our stockholders or (2) within thirty days after a person or entity (including a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act) acquires or gains ownership or control of 50% or more of the combined voting power of the outstanding securities of (a) ours, if we have not engaged in a merger of consolidation or (b) the resulting entity, if we have engaged in a merger or consolidation, the Human Resources Committee may, acting in its sole discretion, effect one of the following alternatives (which may vary among individual participants and vary among Options held by any individual participant):

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accelerate the time at which Options outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date, after which the specified date all unexercised Options and all rights of participants will terminate;

•
require the mandatory surrender by selected participants of some or all of the outstanding Options held by those participants as of a date specified by the Human Resources Committee, in which event the Human Resources Committee will thereupon cancel the Options and each participant will be paid an amount of cash per share equal to the excess, if any, of a determined “change in control value” (as such term is defined in the 2010 Plan) of the shares subject to the Option over the exercise price under the Options for those shares; or

•
make such adjustments to the Options then outstanding as the Human Resources Committee deems appropriate to reflect the Corporate Change (or no adjustment if the Human Resources Committee determines that no adjustment is necessary), including, without limitation, adjusting an Option to provide that the number and class of shares of Class A common stock covered by the Option will be adjusted so that the Option will thereafter cover securities of the surviving or acquiring corporation or other property (such as cash) as determined by the Human Resources Committee in its sole discretion.

The 2010 Plan provides that a Corporate Change includes:

•
a merger with another entity, a consolidation involving us or the sale of all or substantially all of our assets or equity interests to another entity if, in any such case, (1) our holders of equity securities immediately prior to such event do not beneficially own immediately after such event equity securities of the resulting entity entitled to 51% or more of the votes then eligible to be cast in the election of directors (or comparable governing body) of the resulting entity in substantially the same proportions that they owned our equity securities immediately prior to such event or (2) the persons who were members of the Board immediately prior to such event do not constitute at least a majority of the Board of the resulting entity immediately after such event;

•
a circumstance where any person or entity (including a “group” as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control (including, without limitation, power to vote) of 50% or more of the combined voting power of the outstanding securities of (1) ours, if we have not engaged in a merger or consolidation, or (2) the resulting entity, if we have engaged in a merger or consolidation; or

•
circumstances where, as a result of or in connection with, a contested election of directors, the persons who were members of the Board immediately before such election will cease to constitute a majority of the Board.

Other Adjustments.  In the event of changes in the outstanding Class A common stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Class A common stock occurring after an award is granted, the award (and any agreement evidencing the award) will be subject to adjustment by the Human Resources Committee in its discretion, including the number and price of shares of Class A common stock or other consideration subject to the award.  In the event of such a change in the outstanding Class A common stock or distribution to the holders of Class A common stock, or upon other recapitalization or reorganization events as described in the 2010 Plan, the aggregate number of shares available under the 2010 Plan and the maximum number of shares that may be subject to awards granted to any one individual may be appropriately adjusted to the extent determined necessary by the Human Resources Committee.  In the event of a Corporate Change, the Human Resources Committee may, in its discretion, require the mandatory surrender by certain selected participants of some or all of the outstanding Performance Awards and Phantom Stock Awards as of a date, before or after the Corporate Change, specified by the Human Resources Committee, in which case the Human Resources Committee will cancel those awards, and we will pay (or cause to be paid) to each participant an amount of cash equal to the maximum value of the Performance Award or Phantom Stock Award, with the amount of payment pro-rated to the extent the performance or vesting period has not been completed.

Amendments.  The Board may from time to time amend the 2010 Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2010 Plan to change the class of eligible individuals, increase the maximum aggregate number of shares of Class A common stock that may be issued under the 2010 Plan, or amend or delete the provisions of the 2010 Plan that prevent the Human Resources Committee from amending any outstanding option contract to lower the option exercise price and to cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

United States Federal Income Tax Aspects of the 2010 Plan

Incentive Stock Options. Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised, collectively, the holding period. In such event, we would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Non-statutory Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-statutory Stock Option such as those under the 2010 Plan (whether or not including a Stock Appreciation Right), and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-statutory Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, if the optionee receives the appreciation in the Stock Appreciation Right, the cash is compensation income taxable to the optionee; if the optionee receives the appreciation in the form of stock, the difference between the fair market value of the stock and any amount paid by the optionee for the stock is taxable to the optionee. Upon the exercise of a Non-statutory Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Code as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-statutory Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an option or a Stock Appreciation Right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restriction imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act, is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Non-statutory Stock Option or Stock Appreciation Right.

Restricted Stock and Stock Units. The recipient of a Restricted Stock Award or Stock Units will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Class A common stock at such time over the amount, if any, paid for the shares, and subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award based on the fair market value of the shares of Class A common stock on the date of the award, in which case (1) subject to Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us and (3) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than thirty days after the grant of the Restricted Stock Award and is irrevocable.

Performance Awards and Phantom Stock Awards. An individual who has been granted a Performance Award or a Phantom Stock Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance Award or Phantom Stock Award is paid in cash or shares of Class A common stock, the individual will have taxable compensation, and subject to the application of Section 162(m) of the Code as discussed below, we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Class A common stock either at the time the Performance Award or the Phantom Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award or a Phantom Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by us.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its three other highest paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, our ability to deduct compensation income generated in connection with the exercise of Options granted by the Human Resources Committee under the 2010 Plan should not be limited by Section 162(m) of the Code, provided that the 2010 Plan is approved by stockholders.  Further, we believe that compensation income generated in connection with Qualified Performance-Based Awards granted by the Human Resources Committee under the 2010 Plan should not be limited by Section 162(m) of the Code. The 2010 Plan has been designed to provide flexibility with respect to whether Restricted Stock Awards granted by the Human Resources Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. Assuming no election is made under Section 83(b) of the Code, if the lapse of the forfeiture restrictions relating to a Restricted Stock Award granted by the Human Resources Committee is based solely upon the satisfaction of one of the performance criteria set forth in the 2010 Plan, then we believe that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Restricted Stock becomes vested. However, compensation expense deductions relating to Restricted Stock Awards granted by the Human Resources Committee will be subject to the Section 162(m) deduction limitation if the Restricted Stock becomes vested based upon any other criteria set forth in such award (such as the occurrence of a change of control or vesting based upon continued service with us).  If the lapse of the forfeiture restrictions relating to a Phantom Stock Award or a Stock Unit Award granted by the Human Resources Committee is based solely upon the satisfaction of one of the performance criteria set forth in the 2010 Plan, then we believe that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Phantom Stock Award or Stock Unit becomes vested. However, compensation expense deductions relating to Phantom Stock Awards or Stock Unit Awards granted by the Human Resources Committee will be subject to the Section 162(m) deduction limitation if the Phantom Stock Awards or Stock Units become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued service with us).

Section 409A of the Code.  Section 409A of the Code generally provides that any non-qualified deferred compensation arrangement which does not meet specific requirements regarding (1) timing of payouts, (2) advance election of deferrals or (3) restrictions on acceleration of payouts will result in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture.  Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the holder of the deferred compensation and the imposition of a 20% penalty on the holder on such deferred amounts included in the holder’s income.  In general, to avoid a violation of Section 409A of the Code, nonqualified deferred compensation amounts may only be paid out on a separation from service, disability, death, change-in-control, an unforeseen emergency (other than death) or a specified time (all as defined under Section 409A of the Code).  Furthermore, an election to defer compensation must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for the reasons specified above may cause the amounts deferred to be subject to early taxation and the imposition of the excise tax.  It is our intention that no award under the 2010 Plan be “deferred compensation” subject to Section 409A of the Code unless and to the extent that the Human Resources Committee determines otherwise.  The terms and conditions governing any awards that the Human Resources Committee determines will be subject to Section 409A of the Code will be set forth in an award agreement that will be drafted with the intent to comply with Section 409A of the Code.

The 2010 Plan is not qualified under Section 401(a) of the Code.

The comments set forth in the above paragraphs are only a summary of certain of the United States federal income tax consequences relating to the 2010 Plan. No consideration has been given to the effects of state, local or other tax laws on the 2010 Plan or award recipients.

Initial Grants. The awards to be received by participants under the 2010 Plan are not currently determinable.

Inapplicability of ERISA.  Based upon current law and published interpretations, we do not believe that the 2010 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

    The Board unanimously recommends that stockholders vote FOR approval of the Dynegy Inc. 2010 Long Term Incentive Plan.

PROPOSAL 5

APPROVAL OF THE AMENDED AND RESTATED DYNEGY INC. INCENTIVE COMPENSATION PLAN

Introduction

The affirmative vote of the holders of a majority of votes cast is required to approve the amended and restated Dynegy Inc. Incentive Compensation Plan, or the STI Plan.  Abstentions will have the same effect as a vote AGAINST the proposal.  Broker non-votes are not counted.

The Board believes approval of the STI Plan, in the form attached to this proxy statement as Appendix D, is in the best interests of Dynegy and its stockholders primarily because it will increase the tax deductibility to Dynegy of certain future short-term incentive awards granted thereunder.  The Board therefore recommends that stockholders vote FOR the STI Plan.

The Board unanimously adopted the STI Plan on March 2, 2010, subject to stockholder approval at the Annual Meeting.

General

The STI Plan is a short-term incentive plan that rewards employees for achieving our annual performance goals and provides them with a financial stake in our success.  The Board adopted the STI Plan to ensure that short-term performance-based incentive awards are granted in compliance with certain provisions of the Internal Revenue Code of 1986, as amended, or the Code, including Section 162(m) of the Code, or 162(m), which governs the deductibility of compensation paid to our executive officers.  To comply with 162(m), the STI Plan must be approved by our stockholders.  We are therefore seeking stockholder approval of the STI Plan.

STI Plan

Set forth below is a summary of the material terms of the STI Plan. This summary is qualified in its entirety by reference to the full text of the STI Plan, which is attached to this proxy statement as Appendix D.

Administration

The STI Plan will be administered by the Compensation and Human Resources Committee of the Board, or the Human Resources Committee, unless and until the Board designates another committee of the Board to serve as the plan’s administrative committee.  The Human Resources Committee will have full authority, subject to the terms of the STI Plan, to establish rules and regulations for the proper administration of the plan, to select the employees who are eligible to participate in the plan, to construe in its discretion the terms and provisions of the plan and any award under the plan, and to make other determinations necessary for the administration of the plan.

Eligibility for Participation

Employees who are eligible to participate in the STI Plan include any individual employed by Dynegy or its affiliates during the applicable performance period (based on a calendar year) whose terms and conditions of employment are not governed by a collective bargaining agreement, unless the agreement provides for an employee’s coverage under the plan.  All such individuals are generally automatically eligible to participate in the plan, unless the Human Resources Committee in its sole discretion determines otherwise.  Further, plan eligibility is contingent upon acceptable individual performance as determined by the Human Resources Committee.  The relative amounts that will be received by or allocated to the various categories of eligible participants under the STI Plan are not currently determinable.

Award Payments

At the end of a performance period, after considering the extent to which our performance goals (as described further below) have been satisfied, the Chief Executive Officer will make a recommendation to the Human Resources Committee of the amount (if any) that should be allocated to a bonus pool, which is an amount funded by Dynegy and its affiliates, for a performance period, and the Human Resources Committee will review the recommendation and make a final determination of the appropriate amount (if any) to be funded to the pool.  Award payments will then be made from the pool to plan participants.  The Chief Executive Officer or other officer designated by the Human Resources Committee will review the accomplishments of participants employed by Dynegy and its affiliates and determine to what extent such participants contributed to the attainment of our performance goals for the performance period and will then determine a payment amount, if any, to be paid to the participants (other than the Chief Executive Officer, President and the Executive Vice Presidents of Dynegy and its affiliates).  The Human Resources Committee will review the recommendations of the Chief Executive Officer (or other officer) and determine in its discretion whether or not the payment amount is appropriate.  The Human Resources Committee will determine the payment amounts, if any, for the Executive Vice Presidents of Dynegy and its affiliates, based on recommendations from the Chief Executive Officer and any other factors it determines appropriate.  The Human Resources Committee will recommend the payment amounts, if any, for the Chief Executive Officer and President to the other independent directors for approval, based on its annual Chief Executive Officer performance assessment and other factors it determines appropriate.  The “payment amount” will generally be based on a percentage (which can vary among participants) of a participant’s total base earnings (including overtime but excluding bonuses, project completion, or retention related payments) paid by Dynegy or its affiliates for the applicable performance period.

Each eligible employee who the Human Resources Committee determines to be a plan participant and who is actively employed by Dynegy or its affiliates on a designated payment date for a performance period is entitled to a certain payment amount for a performance period if the Human Resources Committee determines that payments under the STI Plan are to be made for that performance period.  If a participant’s employment with Dynegy or its affiliates terminates prior to the payment date, then the participant is not entitled to receive a payment under the plan for the performance period unless the Human Resources Committee in its sole discretion determines to make an exception.  Award payments under the plan for a performance period, if any, will be paid no later than March 15 following the end of the performance period (or following the date a participant becomes vested with respect to an award, if earlier).  Generally, award payments are made as a lump sum cash payment.  Additionally, note that certain special rules apply if a change in control occurs.

Performance Goals

The performance goals on which the Human Resources Committee may base award payments include the following:

(1)	the price of a share of common stock,
(2)	Dynegy’s earnings per share derived from all or any segment or portion of Dynegy designated by the Human Resources Committee,
(3)	return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(4)	revenues of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(5)	net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(6)	cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(7)
earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including any derivations or adjusted version of this criteria as determined by the Human Resources Committee) or any other earnings metric of Dynegy,

(8)	return on stockholders’ equity achieved by Dynegy,
(9)	total stockholders’ return achieved by Dynegy,
(10)	operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Human Resources Committee,
(11)	Dynegy’s liquidity or the liquidity of any segment or portion of Dynegy designated by the Human Resources Committee,
(12)	operating, capital or general and administrative, or G&A, expenses of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(13)	addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(14)	safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(15)
any other performance metric selected by the Human Resources Committee in its sole discretion, including a metric relating to Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including, but not limited to, any business unit or functional area of Dynegy), or

(16)	a combination of two or more of any of the foregoing.

Note, however, if an award is intended to be a “qualified performance-based award,” as described in more detail below, special rules apply to the selection of the performance goals for the award.

Qualified Performance-Based Awards

The Human Resources Committee may designate certain “covered employees” (within the meaning of 162(m)) to receive “qualified performance-based awards.”  Special rules will apply to such awards, with such special rules generally intended to ensure that those awards will qualify as “qualified performance-based compensation,” as defined under 162(m).  For example, for such awards, no later than ninety days following the commencement of the performance period, the Human Resources Committee will, in writing, designate one or more “covered employees,” select the performance criteria applicable to the performance period, and establish performance goals and amounts of awards, as applicable, which may be earned for the performance period.  An award holder will be eligible to receive payment pursuant to a qualified performance-based award for a performance period only if the established performance goals are achieved.  Following the completion of the performance period, the Human Resources Committee must certify in writing whether the applicable performance goals have been achieved for the performance period, and no award or portion of an award will be considered earned or vested until the Human Resources Committee certifies in writing that the conditions to which the distribution, earning or vesting of such award is subject have been achieved.  The Human Resources Committee may not increase during a year the amount of a qualified performance-based award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments.  The Human Resources Committee may disregard or offset the effect of any “extraordinary items” (e.g., restructuring or restructuring-related charges, gains or losses on the disposition of a business or major asset, changes in business conditions, regulatory, tax or accounting regulations or laws, resolution or settlement of litigation, or the effect of a merger or acquisition) in determining the attainment of performance goals.  No qualified performance-based award may result in a payment in excess of $10 million to “covered employee” for a performance period.  For purposes of these awards, the following performance criteria may be used in establishing the performance goals:

(1)	the price of a share of common stock,
(2)	Dynegy’s earnings per share derived from all or any segment or portion of Dynegy designated by the Human Resources Committee,
(3)	return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(4)	revenues of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(5)	net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(6)	cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(7)
earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee (including any derivations or adjusted version of this criteria as determined by the Human Resources Committee) or any other earnings metric of Dynegy,

(8)	return on stockholders’ equity achieved by Dynegy,
(9)	total stockholders’ return achieved by Dynegy,
(10)	operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Human Resources Committee,
(11)	Dynegy’s liquidity or the liquidity of any segment or portion of Dynegy designated by the Human Resources Committee,
(12)	operating, capital or G&A expenses of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(13)	addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee,
(14)	safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Human Resources Committee, or
(15)	a combination of two or more of any of the foregoing.

Amendment and Termination of the Plan

The Human Resources Committee may at any time and from time to time amend the STI Plan and may also terminate the STI Plan at any time.

Certain United States Federal Income Tax Aspects of the Plan

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its three other highest paid officers. However, compensation that qualifies under 162(m) as “performance-based” is specifically exempt from the deduction limit. We believe that compensation income generated in connection with “qualified performance-based awards” granted by the Human Resources Committee under the STI Plan should not be limited by 162(m).

Section 409A of the Code.  Section 409A of the Code generally provides that any non-qualified deferred compensation arrangement which does not meet specific requirements regarding (1) timing of payouts, (2) advance election of deferrals or (3) restrictions on acceleration of payouts will result in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture.  Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the holder of the deferred compensation and the imposition of a 20% penalty on the holder on such deferred amounts included in the holder’s income.  It is our intention that awards made under the STI Plan be exempt from Section 409A of the Code by complying with the “short-term deferral rule” under Section 409A of the Code and the guidance thereunder.

The STI Plan is not qualified under Section 401(a) of the Code.

The comments set forth in the above paragraphs are only a summary of certain of the United States federal income tax consequences relating to the STI Plan. No consideration has been given to the effects of state, local or other tax laws on the STI Plan or award recipients.

The Board unanimously recommends that stockholders vote FOR approval of the amended and restated Dynegy Inc. Incentive Compensation Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information as of December 31, 2009 as it relates to our equity compensation plans for our common stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	9,687,408	$6.78	6,407,842
Equity compensation plans not approved by security holders (1)	4,681,463	$7.18	557,085

Total	14,368,871	$6.91	6,964,927

(1)
The plans that were not approved by our security holders are as follows: Extant Inc. 401(K) Plan, Dynegy 2001 Non-Executive Stock Incentive Plan and Dynegy UK Plan.  Please read Note 22—Capital Stock—Stock Award Plans of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2009 for a brief description of our equity compensation plans, including these plans.

PROPOSAL 6

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit and Compliance Committee has appointed the firm of Ernst & Young LLP, or E&Y, as our independent registered public accountants and our consolidated subsidiaries for the fiscal year ending December 31, 2010, and the Board recommends that the stockholders ratify that appointment. Ratification requires the affirmative vote of a majority of the shares of Class A common stock represented in person or by proxy at the meeting and entitled to vote on the matter. Unless you withhold authority to vote or instruct otherwise, a properly executed proxy will be voted FOR ratification of such appointment.

Although there is no requirement that we submit the appointment of independent registered public accountants to stockholders for ratification or that the appointed auditors be terminated if the ratification fails, the Audit and Compliance Committee will consider the appointment of other independent registered public accountants if the stockholders choose not to ratify the appointment of E&Y and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit and Compliance Committee may terminate the appointment of E&Y as our independent registered public accountants without the approval of the stockholders whenever the Audit and Compliance Committee deems such termination appropriate.

Representatives of E&Y are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives will also have the opportunity to make a statement if they wish to do so.

The Board unanimously recommends that stockholders vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2010.

PROPOSAL 7

The Office of the Comptroller of New York City, or the Custodian, is the custodian and trustee of the New York City Employees’ Retirement System, who are the beneficial owners of 533,360 shares of our common stock, the New York City Teachers’ Retirement System, who are the beneficial owners of 540,108 shares of our common stock, the New York City Police Pension Fund, who are the beneficial owners of 256,121 shares of our common stock, the New York City Fire Department Pension Fund, who are the beneficial owners of 68,674 shares of our common stock, and custodian of the New York City Board of Education Retirement System, who are the beneficial owners of 27,994 shares of our common stock, or the Funds. The Custodian’s address is 1 Centre Street, New York, N.Y. 10007-2341. The Funds’ boards of trustees have authorized the Custodian to sponsor and submit the following proposal:

2010 Greenhouse Gas Emissions Reduction

WHEREAS In October 2007, a group representing the world's 150 scientific and engineering academies, including the U.S. National Academy of Sciences, issued a report urging governments to lower greenhouse gas emissions by establishing a firm and rising price for such emissions and by doubling energy research budgets to accelerate deployment of cleaner and more efficient technologies.

In June 2009, the House of Representatives passed a climate change bill to reduce greenhouse gas emissions to 17% below 2005 levels by 2020 and 83% by 2050.  In September 2009, a similar legislative proposal was introduced to the Senate. Twenty-four states have already entered into regional initiatives to reduce emissions in advance of the federal mandate.

In December 2009, government and scientific leaders from around the world gathered in Copenhagen for formal talks on implementing the 1992 United Nations Framework Convention on Climate Change. The collective goal is the formulation of a climate treaty that sets emissions targets for industrialized and developing nations.

In October 2006, a report authored by former chief economist of the World Bank, Sir Nicolas Stern, estimated that climate change will cost between 5% and 20% of global domestic product if emissions are not reduced, and that greenhouse gases can be reduced at a cost of approximately 1% of global economic growth.

The electric industry accounts for more carbon dioxide emissions than any other sector, including the transportation and industrial sectors. U.S. power plants are responsible for nearly 40% of domestic and 10% of global carbon dioxide emissions.

In the Carbon Disclosure Project's most recent annual survey, 60% of utility respondents disclosed absolute greenhouse gas emission reduction targets, and 60% disclosed emissions forecasts.

Some of Dynegy's electric industry peers who have set absolute reduction targets include American Electric Power, Entergy, Duke Energy, Exelon, National Grid and Consolidated Edison. Those with intensity targets include CMS Energy, PSEG, NiSource and Pinnacle West.

Duke, Exelon, FPL, NRG, and others, through their participation in the U.S. Climate Action Partnership, have also publicly stated that the U.S. should reduce its GHG footprint by 60% to 80% from current levels by 2050. They have endorsed adoption of mandatory federal policy to limit CO2 emissions as a way to provide economic and regulatory certainty needed for major investments in our energy future.

THEREFORE, BE IT RESOLVED: shareholders request that the Board of Directors adopt quantitative goals, based on current technologies, for reducing total greenhouse gas emissions from Dynegy's products and operations; and that Dynegy report to shareholders by September 30, 2010, on its plans to achieve these goals. Such a report will omit proprietary information and be prepared at reasonable cost.

BOARD RESPONSE

The Board has thoroughly considered the stockholder proposal and unanimously recommends a vote AGAINST the proposal. The Board has concluded that given the uncertainties identified below and based on current technologies for reducing total greenhouse gas emissions, or GHG, we believe it is neither feasible nor in the best interests of our stockholders for us to adopt quantitative GHG emission reduction goals at this time.  Further, information concerning our position on climate change is already available to the public.

SEC Filings

The Board and management have provided their view on GHG emissions, and the impacts of any efforts to reduce them, in a number of publicly available documents including our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K.  These filings are available free of charge at www.dynegy.com.

2009 Report on Environmental Stewardship

We have produced the 2009 Report on Environmental Stewardship, which is available at www.dynegy.com.  This report further explains our approach to reducing and offsetting emissions.  GHG emissions, and CO2 specifically, are just one part of our approach to environmental stewardship.  The 2009 Report on Environmental Stewardship, as well as our public filings, address all aspects of how we work to be environmentally responsible.

Conclusion

Given the availability of our position on climate change set forth above, it is the Board’s opinion that additional reports and statements of our views regarding GHG emissions will not produce new information or otherwise benefit our stockholders.  Further, the Board does not believe that our stockholders would benefit from it establishing quantitative GHG emission reduction goals, as there are simply too many variables and uncertainties for any such goals to be constructive, including the lack of certainty with respect to the timing or content of economy-wide GHG legislation or regulations; the lack of a clear consensus as to what levels of GHG emissions might be appropriate or what technologies might be employed to achieve such levels; and the potential impact on our ability to compete with similarly situated companies who have not adopted quantitative GHG emission reduction goals.  We encourage every stockholder to learn more from our filings and the 2009 Report.

The Board unanimously recommends that stockholders vote AGAINST this stockholder proposal.

FUTURE STOCKHOLDER PROPOSALS

If a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at the 2011 Annual Meeting of stockholders, under the rules of the SEC, the proposal must be received by our Corporate Secretary at the address indicated on the first page of this proxy statement on or before the close of business on December [6], 2010 (the 120th day before the one-year anniversary date of the release of these proxy materials to stockholders).

If a stockholder wishes to introduce a director nominee or other item of business for consideration at an Annual Meeting of stockholders, the stockholder must comply with the procedures specified in our Bylaws, as permitted by the rules of the SEC. These procedures require that director nominations or other items of business to be introduced at an Annual Meeting of stockholders must be submitted in writing to our Corporate Secretary at the address indicated on the first page of this proxy statement. Under our Bylaws, we must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business at our 2011 Annual Meeting of Stockholders:

•
By the close of business on February 20, 2011 (not later than the 90th day before the one-year anniversary date of the 2010 Annual Meeting) nor earlier than the close of business on January 21, 2011 (not earlier than the 120th day before the one-year anniversary date of the 2010 Annual Meeting), if the 2011 Annual Meeting of stockholders is held within 30 days before or 60 days after May 21, 2011 (the one-year anniversary date of the 2010 Annual Meeting); or

•
By the close of business on the 120th day before the 2011 Annual Meeting but not before the close of business on the 90th day before the 2011 Annual Meeting or the tenth day following the public announcement of the 2011 Annual Meeting date, if the 2011 Annual Meeting is held more than 30 days before or more than 60 days after May 21, 2011 (the one-year anniversary date of the 2010 Annual Meeting).

Assuming our 2011 Annual Meeting of stockholders is held on a schedule similar to that of the 2010 Annual Meeting, we must receive notice of your intention to introduce a nomination or another item of business at that meeting by the dates specified in the first bullet point above. Our Bylaws specify the information that must be contained in a stockholder’s notice for director nominees or an item of business to be introduced at an Annual Meeting of stockholders. Please read our Bylaws, which are available free of charge through the SEC’s web site at www.sec.gov and through our web site at www.dynegy.com, for additional information regarding stockholder proposals.

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy card.

By Order of the Board of Directors,
Kimberly M. O’Brien
Corporate Secretary
April [X], 2010

APPENDIX A
General Industry Survey Data

A&P	EMCOR Group	Kelly Services	Quintiles
Advanced Micro Devices	Exterran	Kerry Ingredients & Flavours*	R.H. Donnelley
Agilent Technologies	FANUC Robotics America*	Kohler	Ralcorp Holdings
Allergan	Federal-Mogul	Leggett & Platt	Rockwell Automation
AMERIGROUP	Fiserv	Level 3 Communications	Rockwell Collins
Armstrong World Industries	Forest Laboratories	Lexmark International	Schreiber Foods
Avery Dennison	GAF Materials	Life Technologies	Schwan's
Avis Budget Group	Gannett	Lorillard Tobacco	Sealed Air
Battelle Memorial Institute	Garmin	Mary Kay	Shire Pharmaceuticals*
Beckman Coulter	Genzyme	Mattel	Sonoco Products
Big Lots	Gilead Sciences	McDermott	Spectra Energy
Biogen Idec	Gorton's*	MeadWestvaco	SPX
Blockbuster	Greif	MetroPCS Communications	Starwood Hotels & Resorts
Booz Allen Hamilton	GTECH*	Molson Coors Brewing	Steelcase
Brown-Forman	Hanesbrands	NCR	Terra Industries
CA	Harley-Davidson	New York Times	Tribune
Cameron International	Harman International Industries	Newmont Mining	Unisys
Carlson Companies	Hershey	NewPage	United Rentals
CH2M Hill	Hexion Specialty Chemicals	NuStar Energy	United States Cellular
Chiquita Brands	Hormel Foods	NXP Semi-Conductor*	USG
CommScope	Hospira	Nycomed US*	Vulcan Materials
CompuCom Systems*	Hovnanian Enterprises	Owens Corning	VWR International
Convergys	Invensys Controls*	Parsons	W.R.Grace
Dr Pepper Snapple	Invensys Process Systems*	Perot Systems	W.W. Grainger
Eastman Chemical	J.R. Simplot	Pitney Bowes	Wendy's/Arby's Group
Ecolab	Jarden	PolyOne	Western Union
Embarq	JetBlue	Pulte Homes	Wyndham Worldwide
Embraer*	KB Home	Purdue Pharma

Number of Participants:	111
*Subsidiary

A-1

 APPENDIX B

[This marked copy of our charter highlights the changes that would be implemented if both Proposal No. 2 (reverse stock split) and Proposal No. 3 (elimination of Class B provisions) are approved.  Changes in response to Proposal No. 2 are noted by an asterisk (*).  All other changes are in response to Proposal No. 3.]

 SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
DYNEGY INC.

ARTICLE 1

The name of the corporation is Dynegy Inc. (the “Corporation”).

ARTICLE 2

Registered Agent:                                           The Corporation Trust Company
Registered Office:                                          Corporation Trust Center
                                                                        1209 Orange Street
                       Wilmington, DE 19801
New Castle County

ARTICLE 3

Purpose or purposesThe purpose for which the Corporation is organized:To is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE 4

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors (the “Board”). In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation (as amended from time to time, the “Certificate”) or the Bylaws (as amended from time to time, the “Bylaws”) of the Corporation, the directors are hereby empowered to amend the Bylaws (subject to the terms thereof) and to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

ARTICLE 5

Section 5.1                     Authorized Shares

The total number of shares of stock that the Corporation shall have the authority to issue is 3,050,000,000440,000,000 * shares, consisting of as follows:

Class	Par Value Per Share	Number of Authorized Shares
Class A Common	$0.01	2,100,000,000420,000,000 *
Class B Common	$0.01	850,000,000
Preferred	$0.01	100,000,00020,000,000 *

Section 5.2                     Preferred Stock

(a)	The total number of shares of preferred stock that the Corporation shall have authority to issue is 100,000,000,20,000,000,* $0.01 par value per share (the “Preferred Stock”).
(b)	Authority is hereby expressly vested in the Board to divide, and to provide for the issue from time to time of, the Preferred Stock in series and to fix and determine as to each such series:

(i)	the designation of, and the number of shares to be issuable in, such series;
(ii)	the rights in respect of dividends for the shares for such series;

(iii)	the consideration for which, and the terms and conditions on which, such shares may be redeemed;
(iv)	the amount payable upon each of such shares in the event of involuntary dissolution of the Corporation;

(v)	the amount payable upon each of such shares in the event of voluntary dissolution of the Corporation;
(vi)	sinking fund provisions, if any, for the redemption or purchase of such shares (the term “sinking fund,” as used herein, including any analogous fund, however designated);

(vii)
if such shares are to be issued with the privilege of conversion into shares of the Common Stock (as defined in Section 5.3) or other securities, the terms and conditions on which such shares may be so converted; and

(viii)	the voting rights or the grant of special voting rights, provided that the voting rights of such Preferred Stock are no greater in proportion than to the economic interest of such shares.
In all other respects the shares of Preferred Stock of all series shall be identical.

(c)
Additional series of Preferred Stock may be issued pursuant to designation by resolution of the Board and such series may have preferences which are junior to, pari passu with or superior to an outstanding series of Preferred Stock created by designation without any vote of such outstanding series of Preferred Stock unless the designation or terms of the outstanding series of Preferred Stock expressly provide otherwise.

(d)
So long as any shares of any series of the Preferred Stock established by resolution of the Board shall be outstanding, such resolution shall not be amended so as to adversely affect any of the preferences or other rights of the holders of the shares of such series of the Preferred Stock without the affirmative vote or the written consent of the holders of at least a majority of the shares of such series of the Preferred Stock outstanding at the time or as of a record date fixed by the Board, but such resolution may be so amended with such vote or consent.

 In all other respects the shares of Preferred Stock of all series shall be identical.

Section 5.3                      Common Stock

(a)
The total number of shares of common stock that the Corporation shall have authority to issue is 2,950,000,000 of which (i) 2,100,000,000 shares shall be shares of Class A Common Stock420,000,000 shares,* $0.01 par value per share (the “Class A Common Stock”), and (ii) 850,000,000 shares shall be shares of Class B Common Stock, $0.01 par value per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”).

(b)
Except as contemplated by this Section 5.3, each outstanding share of Common Stock shall entitle the holder thereof to one vote (and not more than one vote) on each matter submitted to a vote at a meeting of holders of Common Stock.

(c)
Except as otherwise set forth in this Section 5.3, the relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions of the Class A Common Stock and Class B Common Stock shall be identical in all respects.

(d)
(d) Dividends.  Subject to the rights of the holders of Preferred Stock of any series that may be issued from time to time, and any other provisions of this Certificate, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation (other than Common Stock) or property of the Corporation as may be declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions. In the case of dividends or other distributions payable in Common Stock, including distributions pursuant to reclassifications, stock splits or divisions of Common Stock, only shares of Class A Common Stock shall be paid or distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so distributed on each share shall be equal in number. Neither the shares of Class A Common Stock nor the shares of Class B Common Stock may be reclassified, subdivided or combined unless such reclassification, subdivision or combination occurs simultaneously and in the same proportion for each class.

(e)	(e) Voting.

(i)
Except as may be otherwise required by law or by this Section 5.3(ed), the holders of the Class B Common Stock shall vote together with the holders of the Class A Common Stock as a single class on every matter coming before any meeting of the stockholders or otherwise to be acted upon by the stockholders, subject to any voting rights which may be granted to holders of any other class or series of Preferred Stock. Notwithstanding the foregoing, so long as any Class B Common Stock is outstanding, in addition to any vote required by law:

(A)
the affirmative vote of a majority of the shares of Class B Common Stock outstanding, voting as a separate class, and the affirmative vote of a majority of all shares of Common Stock, voting together as a single class, shall be required to (1) amend any provision of this Section 5.3(e)(i) relating to the Common Stock or (2) amend (A) Section 7 of Article III of the Bylaws or (B) Article X of the Bylaws;

(B)
the affirmative vote of a majority of the shares of Class A Common Stock outstanding, voting as a separate class, and the affirmative vote of a majority of all shares of Common Stock outstanding, voting together as a single class, shall be required to adopt any agreement of merger or consolidation if a party thereto is a member of the Class B Control Group or an Affiliate thereof.

(ii)
So long as any share of Class B Common Stock is outstanding, the Board shall consist of eleven members, unless increased pursuant to the terms of one or more series of Preferred Stock that may be outstanding from time to time. After all shares of Class B Common Stock have been converted into shares of Class A Common Stock, theThe number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of all of the members of the Board at such time. Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. So long as the holders of the Class B Common Stock (the “Class B Holders”) collectively own of record shares of Class B Common Stock representing greater than or equal to 10% of the total outstanding shares of Common Stock, the Class B Holders, as such holders, shall be entitled to vote as a separate classThe holders of Common Stock shall vote for the election of (i) three directors of the Corporation, at any time when the Class B Holders collectively own of record shares of Class B Common Stock representing greater than or equal to 30% of the total outstanding shares of Common Stock or (ii) two directors of the Corporation, at any time when the Class B Holders collectively own of record shares of Class B Common Stock representing less than 30%, but greater than or equal to 10%, of the total outstanding shares of Common Stock (the directors of the Corporation so elected by the Class B Holders, the “Class B Directors” ). The Class B Holders shall not be entitled to vote (whether as a separate class or otherwise) for any other directors of the Corporation at any time when the Class B Holders have the right to vote for Class B Directors pursuant to this Section 5.3(e)(ii). Absent written notification to the Class B Holders by the Corporation on the later of (x) 20 days before the filing of definitive proxy material with respect to the Corporation with the U.S. Securities and Exchange Commission (the  “SEC” )

and (y) ten days after the filing of a Schedule 13D or Schedule 13G with the SEC by the Class B Holders, the percentage of the total outstanding Common Stock held by the Class B Holders as reported in their most recent Schedule 13D or Schedule 13G filed with the SEC before the mailing of the proxy statement for the applicable annual or special meeting of stockholders shall be used as the percentage of the total outstanding Common Stock held by the Class B Holders for the purposes of determining the number of Class B Directors for which the Class B Holders are entitled to vote as a separate class for election at such meeting. The holders of the Class A Common Stock may vote as a separate class for the remaining directors of the Corporation (the directors of the Corporation (the “Directors”), excluding directors whom the holders of the Corporation’s outstanding Preferred Stock have rights to elect, if any.

(iii)
Any additional Class B Directors for which the Class B Holders, as such holders, are entitled to vote as a separate class for election as a result of an increase in the percentage of the total outstanding shares of Common Stock held by the Class B Holders may be (A) nominated for election in accordance with Section 5.3(e)(iv) at the next annual or special meeting of stockholders the record date of which follows such increase or (B) elected pursuant to an action by written consent at any time by Class B Holders holding a majority of the shares of Class B Common Stock then outstanding in accordance with Section 5.3(e)(viii). At such time as the number of Class B Directors for which the Class B Holders are entitled to vote as a separate class for election decreases as a result of a decrease in the percentage of the total outstanding shares of Common Stock held by the Class B Holders, the terms of the applicable number of Class B Directors shall immediately end, at which time the vacancies shall be filled by Class A Directors under Section 5.3(e)(vi). A majority of the Class B Directors (or if such majority does not exist or act, Class B Holders holding a majority of the outstanding shares of Class B Common Stock) shall determine the Class B Directors whose terms shall end as a result of a decrease in the number of Class B Directors that are entitled to serve on the Board. If the Class B Director(s) whose term shall end is not determined under the immediately preceding sentence within five days after the date in which the number of Class B Directors entitled to serve on the Board decreases, then the Class B Director(s) whose term shall end shall be determined by a majority of the Class A Directors.

(iv)
For purposes of electing Class B Directors at a stockholder meeting, the Board will nominate such individuals as may be specified by a majority of the then existing Class B Directors or, if there are no Class B Directors, by Class B Holders holding a majority of the Class B Common Stock. The Class A Directors will be nominated in accordance with the Corporation’s Bylaws.

(iii)
(v) At any meeting having as a purpose the election of directorsDirectors by holders of the Common Stock, the presence, in person or by proxy, of the holders of a majority of the voting power of shares of the relevant class or classes of capital stock then outstanding shall be required and be sufficient to constitute a quorum of such class or classes for the election of any directorDirector by such holders. Each directorDirector shall be elected by the vote (or, alternatively, by written consent with respect to the Class B Directors) required under the DGCL of the holders of such class or classes. At any such meeting or adjournment thereof, (i) the absence of a quorum of such holders of an applicable class or classes of capital stock shall not prevent the election of the directors to be elected by the holders of shares other than such class of capital stock, and (ii) in the absence of such quorum (either of holders of such class or classes of capital stock or of shares other than such class or classes of capital stock, or both)in the absence of a quorum, the holders of a majority of the voting power present in person or by proxy, of the class or classes of stock which lack a quorum shall have power to adjourn the meeting for the election of directorsDirectors which they are entitled to elect, from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum is present unless otherwise required by law.

(iv)
(vi) Any vacancy in the office of a class of directorDirector shall be filled by the remaining directors of such classDirectors, unless such vacancy occurred because of the removal (with or without cause) of a director, in which event such vacancy shall be filled by the affirmative vote (or, alternatively, by written consent with respect to the Class B Directors) of the holders of a majority of the outstanding shares of the applicable class or classes of capital stock entitled to elect such director. Any director elected by the holders of the Class A Common Stock may be removed without cause by a vote of the majority of the holders of Class A Common Stock voting as a separate class. Any Class B Director may be removed without cause by a vote (or action by written consent) of the majority of the holders of Class B Common Stock voting as a separate class. Any directorDirector elected to fill a vacancy shall serve the same remaining term as that of his or her predecessor, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

(vii)
In addition to any other vote required by law, the affirmative vote of the holders of at least a majority of the outstanding shares of the Class B Common Stock, voting as a separate class, shall be required to effect any change in the rights, privileges or preferences of the Class B Common Stock. This provision shall not be applicable to any amendment to this Certificate that establishes or designates one or more series of Preferred Stock under Section 5.2.

(viii)
With respect to actions by the holders of Class B Common Stock upon those matters on which such holders are entitled to vote as a separate class (including the vote for Class B Directors pursuant to this Section 5.3), such actions may be taken without a stockholders meeting by the written consent of Class B Holders holding the minimum number of shares of Class B Common Stock that would be necessary to authorize or take such action at a stockholder meeting at which all shares of Class B Common Stock entitled to vote were present and voted. Such action shall be effective in accordance with the provisions of the DGCL, without any further action by the Corporation or any Class B Holder. If such action is being taken without the unanimous written consent on the part of all Class B Holders, prompt notice shall be given in accordance with the applicable provisions of the DGCL of the taking of corporate action without a meeting by less than unanimous written consent to those holders of Class B Common Stock on the record date whose shares were not represented on the written consent.

(f)	Transfer.

(i)
If any Class B Holder of record purports to transfer such shares of Class B Common Stock, whether by sale, assignment, gift, bequest, operation of law, merger or otherwise, except to a Permitted Transferee, such transfer shall be deemed to constitute a request by the Class B Holder for conversion of such shares and shall result in such shares being automatically converted, without any action on the part of such Class B Holder, into shares of Class A Common Stock as provided by Section 5.3(g).

(ii)
A “Permitted Transferee” means any Class B Holder (each such Class B Holder, an “Initial Class B Holder” ) party (on September 14, 2006) to the Shareholder Agreement dated September 14, 2006, among the Corporation and Initial Class B Holders, and (A) any Affiliate (on September 14, 2006) of any Initial Class B Holder and (B) any director, officer or employee (with a title of “manager” or higher) of any Class B Holder or of any Affiliate (on September 14, 2006) of any Class B Holder. Notwithstanding the foregoing, at no time shall Luminus be deemed a Permitted Transferee.

(iii)
With respect to a Class B Holder that holds shares by virtue of its status as a member of the Class B Control Group, the subsequent loss of status as a member of the Class B Control Group shall, unless within 15 days thereafter all shares of Class B Common Stock held by such Class B Holder are transferred to a Permitted Transferee, result in the automatic conversion of all of its shares of Class B Common Stock into shares of Class A Common Stock, and stock certificates formerly representing such shares of Class B Common Stock shall thereupon and thereafter be deemed to represent shares of Class A Common Stock as provided by Section 5.3(g).

(iv)
Any transfer of shares of Class B Common Stock not permitted hereunder shall result in the automatic conversion of the transferee’s shares of Class B Common Stock into shares of Class A Common Stock as provided by Section 5.3(g), effective as of the date on which certificates representing such shares are presented for transfer on the books of the Corporation or on such earlier date that the Corporation receives notice of such attempted transfer. The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Class B Common Stock on the Corporation’s books, require the furnishing of such affidavits or other proof as it deems necessary to establish that the person is a permitted holder of Class B Common Stock hereunder.

(v)
Shares of Class B Common Stock shall be registered in the names of the owners thereof and not in “street” or “nominee” name. Certificates representing shares of Class B Common Stock shall bear a legend referencing the restrictions on transfer imposed by this Section 5.3(f).

(vi)	For purposes of this Certificate:
(A)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person; provided, however, that (1) none of the Corporation or any of its subsidiaries shall be deemed an Affiliate of any Class B Holder, (2) none of the Class B Directors shall be deemed an Affiliate of the Corporation or any of its subsidiaries and (3) Luminus shall not be deemed an Affiliate of any Class B Holder. For purposes of this definition “ control ” means, as to any Person, the sole power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The term “ controlled ” has a correlative meaning.

(B)
“Associate”, when used in connection with any Person, means (1) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the owner of greater than or equal to 20% of any class of voting stock, (2) any trust or other estate in which such Person has greater than or equal to 20% of the total beneficial interest, or of which such Person serves as a trustee or in a similar fiduciary capacity, (3) any relative or spouse of such Person, or any relative of the spouse of such Person, who has the same residence as such Person and (4) any heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of such Person and any trust for the benefit of the heirs of such Person. Notwithstanding the foregoing, Luminus shall at no time be an Associate of any Class B Holder.

(C)
“Class B Control Group” means, at any time, (1) any Person, combination of Persons or Group that owns Class B Shares representing greater than or equal to 10% of the Corporation’s total outstanding Common Stock at such time, together with all of the Affiliates and Associates of such Person or of any member of any such combination or Group, and (2) any Permitted Transferee; provided, however, that notwithstanding the foregoing, Luminus shall at no time be a member of the Class B Control Group.

(D)
“Controlled Affiliate” means, as to any Person (the “Controlling Person”), (1) any Affiliate that is consolidated with the financial statements of such Controlling Person, (2) any Affiliate in which the Controlling Person holds greater than or equal to 50% of the total combined voting power of its outstanding voting securities and (3) with respect to any specific matter, any Affiliate over which the Controlling Person has the power (by contract or otherwise) to prevent such entity from pursuing such matter.

(E)	“Governmental Authority” means any governmental or regulatory authority or agency.

(F)	“Group” has the meaning specified in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on September 14, 2006.
(G)	“Luminus” means, collectively, Luminus Management, LLC, its Controlled Affiliates and any of the assets or funds that they manage.

(H)	“owner”, with respect to any stock or other equity interest, means a Person that individually or with or through any of its Affiliates or Associates:
(1)	owns beneficially such stock or equity interest, whether directly or indirectly;

(2)
has (x) the right to acquire such stock or equity interest (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that for purposes of this clause (2)(x) a Person shall be deemed the owner of stock or other equity interest tendered by other parties pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates only when such tendered stock or equity interest is accepted for purchase or exchange by such Person or such Affiliate or Associate of such Person; or (y) the right to vote such stock or equity interest pursuant to any agreement, arrangement or understanding; provided, however, that for purposes of this clause (2)(y) a Person shall not be deemed the owner of any stock or equity interest if the agreement, arrangement or understanding to vote such stock or equity interest arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more Persons; or

(3)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except as pursuant to a revocable proxy or consent as described in clause (2)(y) above), or disposing of such stock or equity interest with any other Person that owns beneficially, or whose affiliates or associates owns beneficially, directly or indirectly, such stock or equity interest.

The terms “own” and “owned” have correlative meanings.

(I)	“Person” means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.
(g)	Conversion.

(i)
Each share of Class B Common Stock shall be converted at such time, in such manner and upon such terms and conditions as provided herein into one fully paid and non-assessable share of Class A Common Stock.

(ii)
Each share of Class B Common Stock shall automatically convert into a share of Class A Common Stock upon the occurrence of the shares of Class B Common Stock issued and outstanding ceasing to represent in the aggregate at least 10% of the issued and outstanding shares of Common Stock. Upon automatic conversion of shares of Class B Common Stock under this Section 5.3(g)(ii) or under Section 5.3(f), the Corporation shall reflect such conversion, and the issuance of Class A Common Stock in connection therewith, on its books and records for all purposes even if certificates reflecting such converted shares of Class B Common Stock are not surrendered to the Corporation or its transfer agent. All shares of Class B Common Stock, upon conversion thereof into Class A Common Stock, shall retain their designation as Class B Common Stock and shall have the status of authorized and unissued shares of Class B Common Stock; provided that if all shares of Class B Common Stock outstanding are converted into shares of Class A Common Stock, no further shares of Class B Common Stock shall exist. Except as specifically contemplated under this Section 5.3(g), shares of Class B Common Stock may not be converted into shares of Class A Common Stock.

(iii)
Each share of Class A Common Stock owned (within the meaning of Section 5.3(f)(vi)) by the Class B Control Group shall simultaneously with acquisition of such ownership automatically be converted into one fully paid and non-assessable share of Class B Common Stock; provided, however, that this provision shall not apply with respect to shares of Class A Common Stock issued upon conversion of all Class B Common Stock in accordance with the first sentence of Section 5.3(g)(ii) or any shares of Class A Common Stock owned by the Class B Control Group, after such conversion shall have occurred. Upon automatic conversion of shares of Class A Common Stock, the Corporation shall reflect such conversion and the issuance of Class B Common Stock in connection therewith on its books and records for all purposes even if certificates reflecting such converted shares of Class A Common Stock are not surrendered to the Corporation for transfer. All shares of Class B Common Stock shall be subject to the restrictions and provisions contained in this Certificate. All shares of Class A Common Stock, upon conversion thereof into Class B Common Stock, shall retain their designation as Class A Common Stock and shall have the status of authorized and unissued shares of Class A Common Stock.

(iv)
Nothing herein shall prevent any Class B Holder and the Corporation from executing an agreement allowing any Class B Holder, at its option, to convert the Class B Common Stock into Class A Common Stock, nor the conversion of any Class B Common Stock pursuant to such agreement.

(v)
The Corporation will, as soon as practicable after such deposit of a certificate or certificates for Common Stock to be converted in accordance with this Section 5.3(g), issue and deliver at the office of the Corporation or of its transfer agent to the person for whose account such Common Stock was so surrendered, a certificate or certificates representing the number of full shares of Common Stock into which the shares represented by the surrendered certificate are converted. If surrendered certificates representing shares of a class of Common Stock are converted only in part, the Corporation will issue and deliver to the holder, without charge therefor, a new certificate or certificates representing the aggregate of the unconverted shares of such class of Common Stock. The failure of the holder to deliver to the Corporation certificates representing shares of a class of Common Stock converted in accordance with this Section 5.3(g), shall in no way affect the automatic conversion of such shares.

(vi)
The issuance of certificates representing shares of a class of Common Stock upon conversion of shares of the other class of Common Stock shall be made without charge for any issue, stamp or other similar tax in respect of such issuance; provided, however, if any such certificate is to be issued in a name other than that of the holder of the share or shares of the class of Common Stock being converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

(vii)
The Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all outstanding shares of Class B Common Stock, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying the obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation shall take all such corporate and other actions as from time to time may be necessary to ensure that all shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock upon issue will be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights. In order that the Corporation may issue shares of Class A Common Stock upon conversion of the Class B Common Stock, the Corporation will endeavor to comply with all applicable federal and state securities laws and will endeavor to list such shares to be issued upon conversion on such securities exchange on which the Class A Common Stock is then listed.

(viii)
The Corporation shall at all times reserve and keep available, solely for the purpose of issuance upon conversion of outstanding shares of Class A Common Stock a number of shares of Class B Common Stock equal to 40.6% of the number of outstanding shares of Class A Common Stock, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying the obligations in respect of the conversion of outstanding shares of Class A Common Stock by delivery of shares of Class B Common Stock which are held in the treasury of the Corporation. The Corporation shall take all such corporate and other actions as from time to time may be necessary to ensure that all shares of Class B Common Stock issuable upon conversion of shares of Class A Common Stock upon issue will be duly and validly authorized and issued, fully paid and nonassessable and free of any preemptive or similar rights. In order that the Corporation may issue shares of Class B Common Stock upon conversion of Class A Common Stock, the Corporation will endeavor to comply with all applicable Federal and state securities laws.

(f)
(h) Except as may otherwise be required by law and for the equitable rights and remedies which may otherwise be available to holders of Common Stock, the shares of Common Stock shall not have any designations, preferences,

(g)	limitations or relative rights, other than those specifically set forth in this Certificate.
(h)	(i) The headings of the various subdivisions of this Section 5.3 are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Section. 5.3.
ARTICLE 6

To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to any member of the Class B Control Group or any of their respective officers, directors, agents, stockholders, members, partners, affiliates and subsidiaries (other than the Corporation and its subsidiaries), including any such person that may be a director or officer of the Corporation, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no such person shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, because such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Corporation. Any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 6. Neither the alteration, amendment or repeal of this Article 6 nor the adoption of any provision of this Certificate inconsistent with this Article 6 shall eliminate or reduce the effect of this Article 6 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article 6, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

ARTICLE 7

Section 7.1                     Limitation of Liability; Right to Indemnification.

Section 6.1                      Limitation of Liability; Right to Indemnification.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL, as the same exists or may hereafter be amended. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director or the Corporation shall be eliminated or limited to the full extent permitted under the DGCL, as so amended. Any repeal or modification of this Section 7.16.1 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

The Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines, ERISA excise taxes and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to be the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to be the best interests of the Corporation, or, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

Section 7.26.2                                Suit by Corporation or Stockholder

The Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to the best interests of the Corporation, and except that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been finally adjudged to have been liable to the Corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Section 7.36.3                                Director Discretion

Any indemnification under Sections 7.16.1 and 7.26.2 (unless ordered by a court) shall be made only as authorized in the specific case, upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7.16.1 and 7.2.6.2. Such determination shall be made (1a) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (2b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4d) by the stockholders. In any event, to the extent that a present or former director or officer of the Corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in Sections 7.16.1 and 7.26.2 or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including reasonable attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 7.46.4                                Advancement of Expenses

(a)
Reasonable expenses incurred in defending a civil or criminal action, suit or proceeding shall, to the fullest extent not prohibited by law, be paid by the Corporation in advance of the final deposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount, if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article 6 or otherwise.

(b)
The Board may, by separate resolution adopted under and referring to this Article 7,6, provide for securing the payment of authorized advances by the creation of escrow accounts, the establishment of letters of credit or such other means as the board deems appropriate and with such restrictions, limitations and qualifications with respect thereto as the Board deems appropriate in the circumstances.

Section 7.56.5                                Non-Exclusivity of Rights and Contractual Nature

(a)
The indemnification and advancement of expenses provided by or granted under other subsections of this Article 76 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(b)
The provisions of this Article 76 shall be deemed to be a contract between the Corporation and each director and officer who serves in such capacity at anytime while this Article 76 is in effect and any indemnification provided under Article 76 to a person shall continue after such person ceases to be an officer, director, agent or employee of the Corporation as to all facts, circumstances and events occurring while such person was such officer, director, agent or employee, and shall not be decreased or diminished in scope without such person’s consent, regardless of the repeal or modification of this Article 6 or any repeal or modification of Section 145 (or any successor statute) of the DGCL or any other applicable law. If the scope of indemnity provided by this Article 76 or any replacement article, or pursuant to the DGCL or any modification or replacement thereof is increased, then such person shall be entitled to such increased indemnification as is in existence at the time indemnity is provided to such person, it being the intent, subject to Section 7.11,6.11, to indemnify persons under this Article 76 to the fullest extent permitted by law.

Section 7.66.6                                Insurance

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Certificate or applicable law.

Section 7.76.7                                Right of Claimant to Bring Suit

Subject to Section 7.10,6.10, if a claim under this Certificate is not promptly paid by the Corporation after a written claim has been received by the Corporation or if expenses pursuant to Section 7.46.4 have not been promptly advanced after a written request for such advancement accompanied by the statement and undertaking required by Section 7.46.4 has been received by the Corporation, the director or officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or the advancement of expenses. If successful, in whole or in part, in such suit, such director or officer shall also be entitled to be paid the reasonable expense thereof, including attorneys’ fees. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the director or officer has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the director or officer for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel, or its stockholders) to have made a determination, if required, prior to the commencement of such action that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standard of conduct required under the DGCL, nor an actual determination by the Corporation (including its Board, independent legal counsel, or its stockholders) that the director or officer had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the director or officer had not met the applicable standard of conduct.

Section 7.86.8                                Definition of “Corporation”

For this Article 7,6, references to the “Corporation” shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and employees or agents, so that any person who was a director or officer of such merging corporation, or was serving at the request of such merging corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Certificate with respect to the surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

Section 7.96.9                                Employee Benefit Plans

For this Article 7,6, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to  “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and references to “officers” shall include elected and appointed officers. A person who acted in good faith and in a manner such person reasonably believed to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” as referred to in this Certificate.

Section 7.106.10                                Reimbursement

Anything herein to the contrary notwithstanding, if the Corporation purchases insurance in accordance with Section 7.6,6.6, the Corporation shall not be required to, but may (if the Board so determines in accordance with this Section 7.106.10) reimburse any party instituting any action, suit or proceeding if a result of the institution thereof is the denial of or limitation of payment of losses under such insurance when such losses would have been paid thereunder if a non-insured third party had instituted such action, suit or proceeding.

Section 7.116.11                                Severability

If any portion of this Certificate shall be invalidated or held to be unenforceable on any ground by any court of competent jurisdiction, the decision of which shall not have been reversed on appeal, such invalidity or unenforceability shall not affect the other provisions hereof, and this Certificate shall be construed in all respects as if such invalid or unenforceable provisions had been omitted therefrom.

APPENDIX C

PROPOSED
DYNEGY INC.
2010 LONG TERM INCENTIVE PLAN

I.          PURPOSE

The purpose of the DYNEGY INC. 2010 LONG TERM INCENTIVE PLAN (the “Plan”) is to provide a means through which DYNEGY INC., a Delaware corporation (the “Company”), and its Affiliates may attract able persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates.  A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates.  Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards, Stock Appreciation Rights, Stock Units, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Consultant, or Director as provided herein.

II.           DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a) “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

(b) “Award” means, individually or collectively, any Option, Restricted Stock Award, Performance Award, Stock Appreciation Right Award, Stock Unit Award, or Phantom Stock Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant with respect to a grant of an Award.  For purposes of this Plan, the forms of Award Agreement shall include the following:

(1) Performance Award Agreements;
(2) Phantom Stock Award Agreements;
(3) Restricted Stock Award Agreements;
(4) Stock Appreciation Right Award Agreements;
(5) Stock Option Award Agreements; and
(6) Stock Unit Award Agreements.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(f) “Committee” means a committee of the Board that is selected by the Board as provided in Section IV(a).

(g) “Common Stock” means the Class A common stock, $0.01 par value per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Article XIII.

(h) “Company” means Dynegy Inc., a Delaware corporation.

(i) “Consultant” means any person who is not an Employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.

(j) “Corporate Change” means the occurrence of any of the following events:
(1)            a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets or equity interests of the Company to another entity if, in any such case, (i) the holders of equity securities of the Company immediately prior to such event do not beneficially own immediately after such event equity securities of the resulting entity entitled to fifty-one percent (51%) or more of the votes then eligible to be cast in the election of directors (or comparable governing body) of the resulting entity in substantially the same proportions that they owned the equity securities of the Company immediately prior to such event or (ii) the persons who were members of the Board immediately prior to such event do not constitute at least a majority of the board of directors of the resulting entity immediately after such event;

 (2)            a circumstance where any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of fifty percent (50%) or more of the combined voting power of the outstanding securities of, (i) if the Company has not engaged in a merger or consolidation, the Company, or (ii) if the Company has engaged in a merger or consolidation, the resulting entity; or

(3)           circumstances where, as a result of or in connection with, a contested election of directors, the persons who were members of the Board immediately before such election shall cease to constitute a majority of the Board.

For purposes of this definition, (i) “resulting entity” in the context of a transaction or event that is a merger, consolidation or sale of all or substantially all of the subject assets or equity interests shall mean the surviving entity (or acquiring entity in the case of an asset or equity interest sale), unless the surviving entity (or acquiring entity in the case of an asset sale) is a subsidiary of another entity and the holders of common stock of the Company receive capital stock of such other entity in such transaction or event, in which event the resulting entity shall be such other entity, and (ii) subsequent to the consummation of a merger or consolidation that does not constitute a Corporate Change, the term “Company” shall refer to the resulting entity and the term “Board” shall refer to the board of directors (or comparable governing body) of the resulting entity.

(k) “Covered Employee”means an Employee who is, or is determined by the Committee may become, a “covered employee” within the meaning of Code Section 162(m).

(l) “Director” means an individual who is a member of the Board.

(m) “Disability” has the meaning provided in the Dynegy Inc. Long Term Disability Plan.

(n) “Employee” means any person in an employment relationship with the Company or any Affiliate.

(o) “Exempt Award” means an Award designated by the Committee as being exempt from the minimum restriction period and Performance Period requirements described in Sections VIII(a), IX(e), XI(b) and XII(b) of the Plan and/or the limitations on the Committee’s and Board’s discretionary authority to lapse or waive the restrictions on any Full Value Award and accelerate Options and Stock Appreciation Rights, except in the event of death, disability, or retirement of a Participant or a Corporate Change, as described in Sections VII(d), VIII(a), IX(e), X(b), XI(b) and XII(e) of the Plan.  Up to five percent (5%) of the aggregate number of shares of Common Stock that may be issued under the Plan may be designated by the Committee as Exempt Awards.

(p) “Fair Market Value” means, as of any specified date, the closing sales price of the Common Stock reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee), or, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported.  In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, in accordance with Code Section 409A.

(q) “Forfeiture Restriction” has the meaning provided in Section VIII(a) of the Plan.

(r) “Full Value Award” means all Awards other than Stock Appreciation Rights and Options that have an exercise price equal to or greater than the Fair Market Value on the date of grant.

(s) “Incentive Stock Option” means an incentive stock option within the meaning of Code Section 422.

(t)  “1934 Act” means the Securities Exchange Act of 1934, as amended.

(u) “Option” means an Award granted under Article VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

(v) “Participant” means an Employee, Consultant, or Director who has been granted an Award.

(w) “Performance Award” means an Award granted under Article XII of the Plan.

(x) “Performance Criteria” means the criteria the Committee selects for purposes of (i) establishing the Performance Goal for a Performance Award (which is not a Qualified Performance-Based Award), or (ii) establishing a Forfeiture Restriction for a Restricted Stock Award, Stock Unit Award, or Phantom Stock Award (which are not  Qualified Performance-Based Awards).  The Performance Criteria are:

(1)  the price of a share of Common Stock,

(2)  the Company’s earnings per share derived from all or any segment or portion of the Company designated by the Committee,

(3)  the return on capital employed by the Company or any segment or portion of the Company designated by the Committee,

(4)  the revenues of the Company or any segment or portion of the Company designated by the Committee,

(5)  the net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee,

(6)  the cash flow return on investment of the Company or any segment or portion of the Company designated by the Committee,

(7)  the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any segment or portion of the Company designated by the Committee (including any derivations or adjusted version of this criteria as determined by the Committee) or any other earnings metric of the Company,

(8)  the return on stockholder’s equity achieved by the Company,

(9)  the total stockholder’s return achieved by the Company,

(10)  the operating cash flow, free cash flow or any other cash flow metric of the Company or a segment or portion of the Company designated by the Committee,

(11)  the Company’s liquidity or the liquidity of any segment or portion of the Company designated by the Committee,

(12)  the operating, capital or general and administrative (G&A) expenses of the Company or any segment or portion of the Company designated by the Committee,

(13)  the addition of economic value to or by the Company or any segment or portion of the Company designated by the Committee,

(14)  the safety, environmental, health or operational performance, based on an objective, measurable metric, of the Company or any segment or portion of the Company designated by the Committee,

(15)  any other performance metric selected by the Committee in its sole discretion, including a metric relating to the Company or any segment or portion of the Company designated by the Committee (including, but not limited to, any business unit or functional area of the Company), or

(16)  a combination of two or more of any of the foregoing.

The Performance Criteria may be subject to adjustment by the Committee for significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof.  Notwithstanding anything to the contrary, the performance criteria for Qualified Performance-Based Awards are set forth in Section XII(g).

“Performance Goals” means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria (as described above) or the performance criteria applicable to Qualified Performance-Based Awards, as described in Section XII(g).  Depending on the Performance Criteria (or performance criteria under Section XII(g)) used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a segment or portion of the Company or the performance of an individual.  For any Award that incorporates Performance Goals, the Committee shall establish such Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period.  For any Award that is designated as a Qualified Performance-Based Award, the Committee may disregard or offset the effect of any “Extraordinary Items” in determining the attainment of Performance Goals.  For this purpose, “Extraordinary Items” means extraordinary, unusual and/or non-recurring items, including but not limited to, (i) restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business or major asset, (iii) changes in business conditions, regulatory, tax or accounting regulations or laws, (iv) resolution and/or settlement of litigation and other legal proceedings or (v) the effect of a merger or acquisition.

(y) “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award (or the earning of the Award) to which the Performance Goals relate.

(z) “Phantom Stock Award” means an Award granted under Article IX of the Plan.

(aa) “Plan” means the Dynegy Inc. 2010 Long Term Incentive Plan, as amended from time to time.

(bb) “Qualified Performance-Based Award” means a Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Code Section 162(m) and is designated as a Qualified Performance-Based Award pursuant to Article XII of the Plan.

(cc) “Restricted Stock Award” means an Award granted under Article VIII of the Plan.

(dd) “Rule 16b-3” means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(ee) “Stock Appreciation Right” shall have the meaning assigned to such term in Article X of the Plan.

(ff) “Stock Unit” shall have the meaning assigned to such term in Article XI of the Plan.

III.           EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective upon the date its adoption by the Company is approved by the stockholders of the Company. No further Awards may be granted under the Plan after ten (10) years from the effective date of the Plan.  The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired; all Restricted Stock Awards, Stock Appreciation Right Awards, and Stock Unit Awards granted under the Plan have vested, been forfeited, or expired; and all Performance Awards and Phantom Stock Awards have been satisfied or expired.

IV.           ADMINISTRATION

(a) Composition of Committee.  The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two (2) or more outside Directors (within the meaning of the term “outside directors” as used in Code Section 162(m) and applicable interpretive authority thereunder and within the meaning of the term “Non-Employee Director” as defined in Rule 16b-3).

(b) Powers.  Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, the number of shares to be subject to each Option or Restricted Stock Award, the number of shares subject to or the value of each Performance Award, and the value of each Phantom Stock Award.  In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants, or Directors, their present and potential contribution to the Company’s success and such other factors as the Committee in its sole discretion shall deem relevant.

Additional Powers.  The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan.  Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect.  The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

V.           SHARES SUBJECT TO THE PLAN; AWARD LIMITS;
GRANT OF AWARDS
(a) Shares Subject to the Plan.  Subject to adjustment in the same man ner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 18,500,000 shares.  The following shares of Common Stock may not be made available for issuance as Awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option (e.g., shares of Common Stock previously granted in connection with an Option or Stock Appreciation Right but not issued), (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the Option exercise price.  Notwithstanding the foregoing or anything to the contrary, shares of Common Stock previously granted or issued in connection with an Award that are subsequently forfeited back to the Company and/or that are canceled on account of termination, expiration or lapse of an Award shall be made available for issuance as Awards under the Plan.
(b) Award Limits.  Notwithstanding any provision in the Plan to the contrary:
(1)           The maximum number of shares of Common Stock that may be subject to Options, Restricted Stock Awards, Stock Unit Awards, Stock Appreciation Rights, Phantom Stock Awards and Performance Awards denominated in shares of Common Stock granted to any one individual during any calendar year may not exceed 10,000,000 shares or the equivalent of 10,000,000 shares of Common Stock (subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding), and
(2)           The maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $10,000,000, and any payment due with respect to a Performance Award shall be paid no later than ten (10) years after the date of grant of such Performance Award.
(3)           Further, for grants of Full Value Awards, for each share of Common Stock that is granted, 1.15 shares of Common Stock shall be deemed to have been issued under the Plan and shall be counted against the share limits described in Subsections (a) and (b)(1) above on such basis.  (For example, if a Restricted Stock Award of 100 shares of Common Stock is granted under the Plan, 115 shares shall be charged against the share limits (as described in Subsections (a) and (b)(1) above) in connection with that Award.)
The limitations set forth in clauses (1) and (2) above shall be applied in a manner that will permit compensation generated under the Plan to constitute “performance-based” compensation for purposes of Code Section 162(m), including, without limitation, counting against such maximum number of shares, to the extent required under Code Section 162(m) and applicable interpretive authority thereunder, any shares subject to Options that are canceled or adjusted as provided in Section XIII(b) below.
(c) Grant of Awards.  The Committee may from time to time grant Awards to one or more Employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.
(d) Stock Offered.  Subject to the limitations set forth in Sections V(a) and (b), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.  Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.
VI.           ELIGIBILITY
Awards may be granted only to persons who, at the time of grant, are Employees, Consultants, or Directors.  An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Performance Award, a Phantom Stock Award, a Stock Appreciation Right Award, a Stock Unit Award, or any combination thereof.
VII.            STOCK OPTIONS
(a) Option Period.  The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the date of grant.
(b) Limitations on Exercise of Option.  An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.
(c) Special Limitations on Incentive Stock Options.  An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in Code Section 424) at the time the Option is granted.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options.  The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.  No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Code Section 422(b)(6), unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.  An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.
(d) Stock Option Award Agreement.  Each Option shall be evidenced by a Stock Option Award Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Code Section 422.  Each Stock Option Award Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option.  A Stock Option Award Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price.  Moreover, a Stock Option Award Agreement may provide for a “cashless exercise” of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, a Stock Option Award Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment under a Stock Appreciation Right, in accordance with Article XI of the Plan.  The terms and conditions of the respective Award Agreements need not be identical.  Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Stock Option Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).  Notwithstanding the foregoing or anything to the contrary, however, unless an Option is designated as an Exempt Award, neither the Committee nor Board may, without stockholder approval, provide for the acceleration of exercisability of such an Option Award, except in the event of death, disability, or retirement of the Participant or a Corporate Change.

(e) Option Price and Payment.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Article XIII, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted.  The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee.  The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.  Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.
(f) Restrictions on Repricing of Options.  Except as provided in Article XIII, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.
(g) Stockholder Rights and Privileges.  The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant’s name.
(h) Options in Substitution for Options Granted by Other Employers.  Options may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become Employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.
VIII.           RESTRICTED STOCK AWARDS
(a) Forfeiture Restrictions To Be Established by the Committee.  Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”).  The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more Performance Goals, (ii) the Participant’s continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing.  Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.  Notwithstanding the foregoing or anything to the contrary, unless a Restricted Stock Award is designated as an Exempt Award, if the Forfeiture Restrictions for such Restricted Stock Award are performance based, the Performance Period for such Award must be no less than one (1) year, and if the Forfeiture Restrictions for such Restricted Stock Award are not performance based, the restriction period for such Award must be no less than three (3) years.  If the right to receive a grant of a Restricted Stock Award must be earned over a Performance Period of at least one (1) year or earned over a period and subject to an additional restriction period that in combination equals a Performance Period of at least one (1) year, the foregoing restriction requirements described in the preceding sentence shall be considered met; similarly, if the right to receive a grant of a Restricted Stock Award must be earned over a restriction period of at least three (3) years or earned over a period and subject to an additional restriction period that in combination equals a restriction period of at least three (3) years, the foregoing restriction requirements described in the preceding sentence shall also be considered met. Additionally, for the sake of clarity, for purposes of the restriction requirements described in the preceding two sentences, permissible restriction periods include (but are not limited to) both ratable and cliff vesting periods (e.g., a three (3) year ratable vesting period for a non-performance based Restricted Stock Award). Further, notwithstanding the foregoing or anything to the contrary, unless a Restricted Stock Award is designated as an Exempt Award, neither the Committee nor Board may, without stockholder approval, provide for the waiver or lapsing of a restriction period or Performance Period applicable to a Restricted Stock Award, except in the event of death, disability, or retirement of the Participant or a Corporate Change (though the Committee may, in its discretion, provide for accelerated vesting of the Award, as described further in Subsection (d) below, provided that the Award is not settled or transferred prior to the end of the applicable restriction period or Performance Period).
(b) Other Terms and Conditions.  Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant.  Unless provided otherwise in an Award Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise)

(c) of a Participant prior to expiration of the Forfeitures Restrictions.  Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award.
(d) Payment for Restricted Stock.  The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.
Committee’s Discretion to Accelerate Vesting of Restricted Stock Awards.  The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date.  Any action by the Committee pursuant to this Subsection may vary among individual Participants and may vary among theRestricted Stock Awards held by any individual Participant.  Notwithstanding the preceding provisions of this Subsection, the Committee may not take any action described in this Subsection with respect to a Restricted Stock Award that has been designated as a Qualified Performance-Based Award.  Further, notwithstanding the preceding provisions of this Subsection, the Committee shall comply with the limitations set forth in Subsection (a) above; thus, unless a Restricted Stock Award is designated as an Exempt Award, though the Committee may accelerate vesting of the Award in its discretion pursuant to this Subsection, it may not, without stockholder approval, provide for the waiver or lapsing of the Award’s restriction period or Performance Period, as applicable, except in the event of death, disability, or retirement of the Participant or a Corporate Change.
(e) Restricted Stock Award Agreements.  At the time any Award is made under this Article VIII, the Company and the Participant shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Restricted Stock Award Agreements need not be identical.  Subject to the consent of the Participant and the restriction set forth in the next to last sentence of Subsection (d) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.
IX.           PHANTOM STOCK AWARDS
(a) Phantom Stock Awards.  Phantom Stock Awards are rights to receive shares of Common Stock (or the Fair Market Value thereof), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, with or without satisfaction of any Performance Criteria or objectives, as determined by the Committee.  The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award, including imposition of any Forfeiture Restrictions as determined in its sole discretion.
(b) Award Period.  The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.
(c) Awards Criteria.  In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.
(d) Payment.  Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award.  Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee.  Payment shall be made in a lump sum or in installments as prescribed by the Committee.  Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date.  Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.  In the event that payment is not made at the time vesting occurs, the Phantom Stock Award Agreement for the Phantom Stock Award shall contain provisions that comply with the requirements of Code Section 409A.
(e) Termination of Award.  A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable vesting period, except as may be otherwise determined by the Committee.  At the time the Award is issued, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Phantom Stock Award, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions.  Such additional terms, conditions or restrictions shall be set forth in a Phantom Stock Award Agreement made in conjunction with the Award. Additionally, however, notwithstanding the foregoing or anything to the contrary, unless a Phantom Stock Award is designated as an Exempt Award, if the Forfeiture Restrictions for such Phantom Stock Award are performance based, the Performance Period for such Award must be no less than one (1) year, and if the Forfeiture Restrictions for such Phantom Stock Award are not performance based, the restriction period for such Award must be no less than three (3) years.  If the right to receive a grant of a Phantom Stock Award must be earned over a Performance Period of at least one (1) year or earned over a period and subject to an additional restriction period that in combination equals a Performance Period of at least one (1) year, the foregoing restriction requirements described in the preceding sentence shall be considered met; similarly, if the right to receive a grant of a Phantom Stock Award must be earned over a restriction period of at least three (3) years or earned over a period and subject to an additional restriction period that in combination equals a restriction period of at least three (3) years, the foregoing restriction requirements described in the preceding sentence shall also be considered met.  Additionally, for the sake of clarity, for purposes of the restriction requirements described in the preceding two sentences, permissible restriction periods include (but are not limited to) both ratable and cliff vesting periods (e.g., a three (3) year ratable vesting period for a non-performance based Phantom Stock Award).  Further, notwithstanding the foregoing or anything to the contrary, unless a Phantom Stock Award is designated as an Exempt Award, neither the Committee nor Board may, without stockholder approval, provide for the waiver or lapsing of a restriction period or Performance Period applicable to a Phantom Stock Award, except in the event of death, disability, or retirement of the Participant or a Corporate Change (though the Committee may provide for accelerated vesting of the Award, in its discretion, provided that settlement or payment of the Award is not made prior to the end of the applicable restriction period or Performance Period).
(f) Phantom Stock Award Agreements.  At the time any Award is made under this Article X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.
X.           STOCK APPRECIATION RIGHTS
(a) Stock Appreciation Rights.  A Stock Appreciation Right is an Award that may or may not be granted in tandem with an Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of Common Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article X.
(b) Stock Appreciation Right Period.  The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant, but in no event shall a Stock Appreciation Right be exercisable after the expiration of ten (10) years from the date of grant. Further, notwithstanding the foregoing or anything to the contrary, unless a Stock Appreciation Right is designated as an Exempt Award, neither the Committee nor Board may, without stockholder approval, provide for the acceleration of exercisability of such a Stock Appreciation Right Award, except in the event of death, disability, or retirement of the Participant or a Corporate Change.
(c) Exercise.  A Stock Appreciation Right shall entitle the holder of an Option to receive, upon the exercise of the Stock Appreciation Right, shares of Common Stock (valued at their Fair Market Value at the time of exercise), cash, or a combination thereof, in the discretion of the Committee, in an amount equal in value to the excess of the Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Appreciation Right. If granted in tandem with an Option, the exercise of a Stock Appreciation Right will result in the surrender of the related Option and, unless otherwise provided by the Committee in its sole discretion, the exercise of an Option will result in the surrender of a related Stock Appreciation Right, if any.  Notwithstanding the foregoing or anything to the contrary, with respect to Stock Appreciation Rights not granted in tandem with an Option, the exercise price of such a Stock Appreciation Right, subject to adjustment as provided in Article XIII, shall not be less than the Fair Market Value of a share of Common Stock on the date such Stock Appreciation Right is granted. Further, except as provided in Article XIII, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Stock Appreciation Rights in exchange for cash, other Awards or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Appreciation Rights without stockholder approval.
(d) Expiration Date.  The “expiration date” with respect to a Stock Appreciation Right shall be determined by the Committee, and if granted in tandem with an Option, shall be not later than the expiration date for the related Option. If neither the right nor the related Option is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

(e) Stock Appreciation Right Award Agreements.  At the time any Award is made under this Article X, the Company and the Participant shall enter into a Stock Appreciation Right Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Stock Appreciation Right Award Agreements need not be identical.
XI.           STOCK UNITS
(a) Stock Units.  The Committee may, subject to the limitations of the Plan and the availability of shares reserved but not previously awarded under this Plan, grant Stock Units to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions.  A “Stock Unit” Award is the grant of a right to receive shares of Common Stock and/or cash in the future.
(b) Forfeiture Restrictions To Be Established by the Committee.  The minimum vesting, Performance Period or other Forfeiture Restrictions for Awards of Stock Units shall be determined by the Committee. Notwithstanding the foregoing or anything to the contrary, however, unless a Stock Unit is designated as an Exempt Award, if the Forfeiture Restrictions for such Stock Unit are performance based, the Performance Period for such Award must be no less than one (1) year, and if the Forfeiture Restrictions for such Stock Unit are not performance based, the restriction period for such Award must be no less than three (3) years.  If the right to receive a grant of a Stock Unit must be earned over a Performance Period of at least one (1) year or earned over a period and subject to an additional restriction period that in combination equals a Performance Period of at least one (1) year, the foregoing restriction requirements described in the preceding sentence shall be considered met; similarly, if the right to receive a grant of a Stock Unit must be earned over a restriction period of at least three (3) years or earned over a period and subject to an additional restriction period that in combination equals a restriction period of at least three (3) years, the foregoing restriction requirements described in the preceding sentence shall also be considered met.  Additionally, for the sake of clarity, for purposes of the restriction requirements described in the preceding two sentences, permissible restriction periods include (but are not limited to) both ratable and cliff vesting periods (e.g., a three (3) year ratable vesting period for a non-performance based Stock Unit Award).  Further, notwithstanding the foregoing or anything to the contrary, unless a Stock Unit is designated as an Exempt Award, neither the Committee nor Board may, without stockholder approval, provide for the waiver or lapsing of a restriction period or Performance Period applicable to such a Stock Unit Award, except in the event of death, disability, or retirement of the Participant or a Corporate Change (though the Committee may provide for accelerated vesting of the Award, in its discretion, provided that settlement or payment of the Award is not made prior to the end of the applicable restriction or Performance Period).
(c) Terms and Conditions of Awards.  For each Participant, the Committee will determine the timing of awards; the number of Stock Units awarded; the value of Stock Units, which may be stated either in cash or in shares of Common Stock; any performance measures used for determining whether the Stock Units are earned; the number of earned Stock Units that will be paid in cash and/or shares of Common Stock; and whether dividend equivalents will be paid on Stock Units, either currently or on a deferred basis.
(d) Payment.  Payment for Stock Units earned shall be wholly in cash, wholly in Common Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Committee shall provide.  The Committee will determine the number of earned Stock Units to be paid in cash and the number to be paid in Common Stock.  For Stock Units payable in shares of Common Stock, one share of Common Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (i) the Fair Market Value of a share of Common Stock at the delivery date, as applicable, or (ii) the Fair Market Value of the Common Stock averaged for a number of days determined by the Committee.  For Stock Units awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Common Stock will be distributed based on the cash value of the shares earned divided by (i) the Fair Market Value of a share of Common Stock at the delivery date or end of the Performance Period, as applicable, or (ii) the Fair Market Value of a share of Common Stock averaged for a number of days determined by the Committee. In the event that payment is not made at the time vesting occurs, the Award Agreement for the Stock Unit Award shall contain provisions that comply with the requirements of Code Section 409A.
(e) Death, Disability or Termination of Employment or Service.  A Participant whose employment or service with the Company and Affiliates terminates because of death, or who incurs a Disability prior to the delivery date for Stock Units, shall be entitled to the full value of the earned Stock Units at the conclusion of the Performance Period (or the deferred delivery date).  If the Participant’s employment or service with the Company and Affiliates terminates for any reason other than death or Disability (i) during a Performance Period or (ii) prior to the delivery date for deferred Stock Units, the Stock Units will be forfeited on the date his employment or service with the Company and Affiliates terminates.  Notwithstanding the foregoing provisions, the Committee may determine that the Participant will be entitled to receive all or any portion of the Stock Units that he would otherwise receive, and may accelerate the determination and payment of those shares or units not subject to Code Section 409A or make such other adjustments as the Committee, in its sole discretion, deems desirable; provided, however, the Committee shall comply with the limitations set forth in Subsection (b) above; thus, unless a Stock Unit Award is designated as an Exempt Award, though the Committee may accelerate

(f) vesting of the Award in its discretion pursuant to this Subsection, it may not, without stockholder approval, provide for the waiver or lapsing of the Award’s restriction period or Performance Period, as applicable, except in the event of death, disability, or retirement of the Participant or a Corporate Change.
(g) Stock Unit Award Agreements.  At the time any Award is made under this Article XI, the Company and the Participant shall enter into a Stock Unit Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Stock Unit Award Agreements need not be identical.
XII.           PERFORMANCE AWARDS
(a) Purpose. The purpose of this Article XII is to provide the Committee the ability to (i) grant Restricted Stock Awards, Stock Unit Awards, and Phantom Stock Awards as Qualified Performance-Based Awards, and (ii) grant Performance Awards (including, for example, Restricted Stock Awards, Stock Unit Awards, Phantom Stock Awards, Options and/or Stock Appreciation Rights) that are settled in cash or shares of Common Stock based on the satisfaction of Performance Criteria and, where applicable, to cause such awards to be Qualified Performance-Based Awards.  If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Article XII shall control over any contrary provision contained herein; provided, however, that the Committee may grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Article XII.
(b) Performance Measures and Performance Period.  A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, division, or department thereof during the Performance Period.  The Committee shall designate (i) the Performance Criteria for each Performance Award, (ii) the Performance Period for each Performance Award, (iii) the number of shares of Common Stock subject to, or the maximum value of, the Performance Award.  The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of the Performance Goals. Further, notwithstanding the foregoing or anything to the contrary, if a Performance Award is a Full Value Award, unless such Performance Award is designated as an Exempt Award, the Performance Period for such Award must be no less than one (1) year.  If the right to receive a grant of a Performance Award must be earned over a Performance Period of at least one (1) year or earned over a period and subject to an additional restriction period that in combination equals a Performance Period of at least one (1) year, the foregoing restriction requirements described in the preceding sentence shall be considered met.
(c) Awards Criteria.  In determining the value of Performance Awards, the Committee shall take into account a Participant’s responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.  The Committee, in its sole discretion, may provide for a reduction in the value of a Participant’s Performance Award (including any Qualified Performance-Based Award) during a Performance Period.
(d) Payment.  Following the end of the Performance Period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such Performance Period, as determined and certified in writing by the Committee.  Payment of a Performance Award may be made in a lump sum in cash, Common Stock, or a combination thereof, as determined by the Committee, and shall be made no later than two and one-half (2-1/2) months after the end of the Performance Period.  If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of the Common Stock on the payment date.
(e) Termination of Award.  A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable Performance Period, except as may be determined by the Committee.  Further, notwithstanding the foregoing or anything to the contrary, unless a Performance Award is designated an Exempt Award, neither the Committee nor Board may, without stockholder approval, provide for the waiver or lapsing of the Performance Period applicable to such a Performance Award that is a Full Value Award or the acceleration of such a Performance Award that is not a Full Value Award, except in the event of death, disability, or retirement of the Participant or a Corporate Change (though the Committee may, in its discretion, provide that such an Award ceases to be nonforfeitable if the payment, settlement or transfer (as applicable) of the Award is not made prior to the end of the Award’s Performance Period, subject to the other provisions of the Plan).
(f) Performance Award Agreements.  At the time any Award is made under this Article XII, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate.  The terms and provisions of the respective Performance Award Agreements need not be identical.

(g) Special Rules for Qualified Performance-Based Awards.
(1) Applicability. This Subsection (g) shall apply only to Awards made to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
(2) Procedures with Respect to Qualified Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Award that may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing:
(i)           designate one or more Covered Employees,
(ii)            identify one or more of the following performance criteria to be used in establishing the Performance Goals:
(1)  the price of a share of Common Stock,
(2)  the Company’s earnings per share derived from all or any segment or portion of the Company designated by the Committee,
(3)  the return on capital employed by the Company or any segment or portion of the Company designated by the Committee,
(4)  the revenues of the Company or any segment or portion of the Company designated by the Committee,
(5)  the net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee,
(6)  the cash flow return on investment of the Company or any segment or portion of the Company designated by the Committee,
(7)  the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any segment or portion of the Company designated by the Committee (including any derivations or adjusted version of this criteria as determined by the Committee) or any other earnings metric of the Company,
(8)  the return on stockholder’s equity achieved by the Company,
(9)  the total stockholder’s return achieved by the Company,
(10)  the operating cash flow, free cash flow or any other cash flow metric of the Company or a segment or portion of the Company designated by the Committee,
(11)  the Company’s liquidity or the liquidity of any segment or portion of the Company designated by the Committee,
(12)  the operating, capital or general and administrative (G&A) expenses of the Company or any segment or portion of the Company designated by the Committee,

(13)  the addition of economic value to or by the Company or any segment or portion of the Company designated by the Committee,
(14)  the safety, environmental, health or operational performance, based on an objective, measurable metric, of the Company or any segment or portion of the Company designated by the Committee, or
 (15)  a combination of two or more of any of the foregoing,
(iii)           establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and
(iv)           specify the relationship between such performance criteria and the Performance Goals and the amounts of such  Performance Awards, as applicable, to be earned by each Covered Employee for such Performance Period.
Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.  The Committee may disregard or offset the effect of any “Extraordinary Items” in determining the attainment of Performance Goals.  For this purpose, “Extraordinary Items” means extraordinary, unusual and/or non-recurring items, including but not limited to, (i) restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business or major asset, (iii) changes in business conditions, regulatory, tax or accounting regulations or laws, (iv) resolution and/or settlement of litigation and other legal proceedings or (v) the effect of a merger or acquisition. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.
(3) Payment of Qualified Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.  Unless otherwise provided in the applicable Award Agreement, in the event of termination of the Participant’s service due to death or in the event the Participant incurs a Disability, all unvested Qualified Performance-Based Awards held by such Participant shall immediately vest.
(4) Acceleration Upon a Corporate Change.  In the event of a Corporate Change, all unvested Qualified Performance-Based Awards held by a Participant shall become immediately vested upon the Corporate Change.
(5) Dividends and Other Distributions.  A Participant shall not be paid any dividends or other distributions with respect to Qualified Performance-Based Awards until the Participant has become vested in the shares covered by the Qualified Performance-Based Awards.  At the time of vesting, the Participant shall receive a cash payment equal to the aggregate cash dividends (without interest) (other than distributions in shares) and the number of shares equal to any stock dividends that the Participant would have received if the Participant had owned all of the shares which vested for the period beginning on the date of the Award, and ending on the date of vesting or payment.  No dividends shall be paid to the Participant with respect to any Qualified Performance-Based Awards that are forfeited by the Participant.
(6) Additional Limitations.  Notwithstanding any other provision of the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
(7) Effect on Other Plans and Arrangements.  Nothing contained in this Subsection will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

XIII.           RECAPITALIZATION OR REORGANIZATION
(a) No Effect on Right or Power.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(b) Adjustment upon a Change in Capitalization
(1) Subdivision or Consolidation of Shares; Stock Dividends.  The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall he proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.  Any fractional share resulting from such adjustment shall be rounded down to the next whole share.
(2) Recapitalizations.  If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Common Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.
(c) Adjustment upon a Corporate Change.  If a Corporate Change occurs, no later than (x) ten (10) days after the approval by the stockholders of the Company of the merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of Directors or (y) thirty (30) days after a Corporate Change of the type described in Section 2(j)(2), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives, which alternatives may vary among individual Participants and which may vary among Options held by any individual Participant:
(1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Participants thereunder shall terminate;
(2) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subsection (d) below (the “Change of Control Value”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or
(3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), including, without limitation, adjusting an Option to provide that the number and class of shares of Common Stock covered by such Option shall be adjusted so that such Option shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.
(d) Change of Control Value.  For the purposes of clause (2) in Subsection (c) above, the “Change of Control Value” shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows; (i) the per share price offered to stockholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such

Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options.  In the event that the consideration offered to stockholders of the Company in any transaction described in this Subsection (d) or Subsection (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.
(e) Other Changes in the Common Stock.  In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Article XIII, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion as to the number and price of shares of Common Stock or other consideration subject to such Award.  In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Article XIII, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards granted to any one individual may be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.  Notwithstanding the foregoing, except as otherwise provided by the Committee, upon the occurrence of a Corporate Change, the Committee, acting in its sole discretion without the consent or approval of any Participant, may require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Performance Awards and Phantom Stock Awards as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Performance Awards and Phantom Stock Awards and the Company shall pay (or cause to be paid) to each Participant an amount of cash equal to the maximum value of such Performance Award or Phantom Stock Award which, in the event the applicable performance or vesting period set forth in such Performance Award or Phantom Stock Award has not been completed, shall be multiplied by a fraction, the numerator of which is the number of days during the period beginning on the first day of the applicable performance or vesting period and ending on the date of the surrender, and the denominator of which is the aggregate number of days in the applicable performance or vesting period.
(f) Stockholder Action.  Any adjustment provided for in the above Subsections shall be subject to any required stockholder action.
(g) No Adjustments unless Otherwise Provided.  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.
(h) Code Section 409A Provisions with Respect to Adjustments.  Notwithstanding the foregoing: (i) any adjustments made pursuant to this Article to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.
XIV.           AMENDMENT AND TERMINATION OF THE PLAN
The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted.  The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the stockholders of the Company, (i) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan, or (ii) amend or delete Article VII(f).
XV.           MISCELLANEOUS
(a) No Right To An Award.  Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Performance Award, a right to a Stock Appreciation Right Award, a right to a Stock Unit Award, or a right to a Phantom Stock Award, or any other rights hereunder except as may be evidenced by an Award agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.
(b) No Employment/Membership Rights Conferred.  Nothing contained in the Plan shall (i) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time.  Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.
(c) Other Laws; Withholding.  The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares.  No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid.  The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.
(d) No Restriction on Corporate Action.  Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan.  No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.
(e) Restrictions on Transfer.  An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Article VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.
(f) Termination of Awards or Disgorgement of Funds Triggered By Material Restatement of the Company’s Financial Results.  In accordance with Section 16 of the Company’s March 6, 2008 Amended and Restated Corporate Governance Guidelines, in the event of a material restatement of the Company’s financial results, the Committee shall have the authority to review the incentive and/or equity compensation Awards granted under the Plan to the Company’s “Executive Officers,” as defined under the 1934 Act and the rules and regulations promulgated thereunder, on the basis of having achieved specified performance targets during the period for which such financial results are or will be restated and to take any appropriate action, as determined by the Committee (including, but not limited to, termination of Awards or repayment of Award proceeds to the Company), with respect to any such incentive and/or equity compensation Awards granted hereunder to the extent such specified performance targets were not achieved in light of the restatement of the Company’s financial results.
(g) Right of Offset.  The Company will have the right to offset against its obligation to deliver shares of Common Stock under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an “acceleration” of a payment hereunder within the meaning of Code Section 409A, and that the Company shall not have the right to offset any amount over $5,000 with respect to Awards subject to Code Section 409A.  This right of offset shall not be an exclusive remedy and the Company’s election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.
(h) Code Section 409A.  It is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly.  The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common stock pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A.  Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a “nonqualified deferred compensation plan” as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto. Unless expressly permitted by the Committee in an Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to an Award.
(i)Governing Law.  The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

APPENDIX D

PROPOSED
DYNEGY INC.
INCENTIVE COMPENSATION PLAN
(As Amended and Restated Effective May 21, 2010)

I.  PURPOSE OF PLAN
The Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of Dynegy Inc., a Delaware corporation (the “Company”), adopted the Dynegy Inc. Incentive Compensation Plan (the “Plan”) effective January 1, 2003 to provide a method for rewarding employees for achieving the Company’s performance goals and assuring that they have a financial stake in the success of the Company’s overall performance.  The Committee adopted a revised version of the Plan, as amended and restated effective January 1, 2006, to reflect the Company’s current organizational structure and operations.  The Committee adopted this version of the Plan, as amended and restated effective May 21, 2010, contingent on approval by the Board and the Company’s shareholders, to make certain modifications to the Plan to ensure continued compliance with applicable provisions of the Code.
The Plan, as amended herein, supersedes any short-term annual bonus program sponsored by the Company or its Affiliates with respect to any individual who is an Eligible Employee under the Plan.
II.  DEFINITIONS AND CONSTRUCTION
2.1           Definitions.  Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:
(a)           “Actively Employed” or “Active Employment” means an Eligible Employee actively performing all of the usual and customary duties of his employment on his regular work schedule at a Company or Affiliate business location or other location to which Company or Affiliate business requires him to travel.  Notwithstanding the foregoing, an Eligible Employee on paid leave of absence for any reason, long-term disability, or military leave shall be deemed to be “Actively Employed” or in “Active Employment” for purposes of the Plan.
(b)           “Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company.
(c)           “Award” means, with respect to each Participant for a Performance Period, such Participant’s opportunity to earn a Payment Amount for such Performance Period upon the satisfaction of the terms and conditions of the Plan and subject to the sole discretion of the Committee.
(d)           “Base Amount” means, with respect to each Participant for a Performance Period, the total base earnings including overtime (but excluding bonuses, project completion, or retention related payments) paid or payable in cash by the Company and the Affiliates to or for the benefit of the Participant for services rendered or labor performed during the period beginning on the first day of such Performance Period (or, if later, the effective date of the Participant’s participation in the Plan) and ending on the earlier of (i) the date upon which a Change in Control occurs or (ii) the last day of such Performance Period.  Base Amount may be adjusted by the Committee in its sole discretion.
(e)           “Board” means the Board of Directors of the Company.
(f)           “Bonus Pool” means a pool to be funded by the Company and the Affiliates in an amount determined by the Committee in its sole discretion.
(g)           “Business Unit” means the business divisions of the Company as determined by the Committee in its sole discretion.
(h)           “CEO” means the Chief Executive Officer of the Company.
(i)           “Change in Control” means:

(i)            a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets or equity interests of the Company to another entity if, in any such case, (A) the holders of equity securities of the Company immediately prior to such event do not beneficially own immediately after such event equity securities of the resulting entity entitled to fifty-one percent (51%) or more of the votes then eligible to be cast in the election of directors (or comparable governing body) of the resulting entity in substantially the same proportions that they owned the equity securities of the Company immediately prior to such event or (B) the persons who were members of the Board immediately prior to such event do not constitute at least a majority of the board of directors of the resulting entity immediately after such event;
 (ii)            a circumstance where any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of fifty percent (50%) or more of the combined voting power of the outstanding securities of, (A) if the Company has not engaged in a merger or consolidation, the Company, or (B) if the Company has engaged in a merger or consolidation, the resulting entity; or
(iii)           circumstances where, as a result of or in connection with, a contested election of directors, the persons who were members of the Board immediately before such election shall cease to constitute a majority of the Board.
For purposes of this definition, (i) “resulting entity” in the context of a transaction or event that is a merger, consolidation or sale of all or substantially all of the subject assets or equity interests shall mean the surviving entity (or acquiring entity in the case of an asset or equity interest sale), unless the surviving entity (or acquiring entity in the case of an asset sale) is a subsidiary of another entity and the holders of common stock of the Company receive capital stock of such other entity in such transaction or event, in which event the resulting entity shall be such other entity, and (ii) subsequent to the consummation of a merger or consolidation that does not constitute a Change in Control, the term “Company” shall refer to the resulting entity and the term “Board” shall refer to the board of directors (or comparable governing body) of the resulting entity.
 (j)           “Change in Control Severance Plan” means the Dynegy Inc. Change in Control Severance Pay Plan (Effective April 3, 2008), as amended, and the Dynegy Inc. Executive Change in Control Severance Pay Plan (Effective April 3, 2008), as amended.
(k)           “Code” means the Internal Revenue Code of 1986, as amended.
(l)           “Committee” means the Compensation and Human Resources Committee of the Board unless and until the Board designates another committee of the Board to serve as the Committee.
(m)           “Company” means Dynegy Inc., a Delaware corporation.
(n)           “Company Stock” means the Class A common stock, $0.01 par value per share, of the Company.
(o)           “Covered Employee” means an Eligible Employee who is, or is determined by the Committee may become, a “covered employee” within the meaning of Code Section 162(m).
(p)           “Effective Date” means May 21, 2010, as to this amendment and restatement of the Plan.
(q)           “Eligible Employee” means each individual who is employed in the United States by the Company or an Affiliate and whose terms and conditions of employment are not governed by a collective bargaining agreement, unless such agreement provides for his coverage under the Plan.  Plan eligibility is contingent upon acceptable individual performance as determined by the Committee.
(r)           “1934 Act” means the Securities Exchange Act of 1934, as amended.
(s)           “Participant” means an Eligible Employee who has an opportunity to receive an Award under the Plan pursuant to Article IV.
(t)           “Payment Amount” means an amount equal to such Participant’s Base Amount multiplied by a percentage determined by the Committee in its sole discretion and communicated to each Participant.  Such percentage may vary among individual Participants.

(u)           “Payment Date” means the date payments, if any, under the Plan for a Performance Period are paid to Participants by the Company or its Affiliates.
(v)           “Performance Period” means each twelve-month period commencing on the first day of January.
(w)           “Plan” means this Dynegy Inc. Incentive Compensation Plan, as amended from time to time.
(x)           “Qualified Performance-Based Award” means an Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Code Section 162(m) and is designated as a Qualified Performance-Based Award pursuant to Article VII of the Plan.
2.2           Number, Gender, Headings, and Periods of Time.  Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular.  The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.  The headings of Articles and Sections herein are included solely for convenience.  If there is any conflict between such headings and the text of the Plan, the text shall control.  All references to Articles and Sections are to this Plan unless otherwise indicated.  Any reference in the Plan to a period or number of days, weeks, months, or years shall mean, respectively, calendar days, calendar weeks, calendar months, or calendar years unless expressly provided otherwise.
III.  ADMINISTRATION
3.1           Administration by the Committee. The Plan shall be administered by the Committee.
3.2           Powers of the Committee.  Subject to Section 3.4, the Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have the sole discretionary authority and all of the powers necessary to accomplish these purposes.  The Committee shall have all of the powers specified for it under the Plan, including, without limitation, the power, right, or authority:  (a) to designate an Eligible Employee as a Participant at any time, (b) from time to time to establish rules and procedures for the administration of the Plan, which are not inconsistent with the provisions of the Plan, and any such rules and procedures shall be effective as if included in the Plan, (c) to construe in its discretion all terms, provisions, conditions, and limitations of the Plan and any Award, (d) to correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as the Committee shall deem appropriate, and (e) to make all other determinations necessary or advisable for the administration of the Plan.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem expedient to carry it into effect.
3.3           Committee Decisions Conclusive; Standard of Care.  Subject to Section 3.4, the Committee shall, in its sole discretion exercised in good faith (which, for purposes of this Section 3.3, shall mean the application of reasonable business judgment), make all decisions and determinations and take all actions necessary in connection with the administration of the Plan.  All such decisions, determinations, and actions by the Committee shall be final, binding, and conclusive upon all persons.  The Committee shall not be liable for any action or determination taken or made in good faith or upon reliance in good faith on the records of the Company or information presented to the Committee by the Company’s officers, employees, or other persons (including the Company’s outside auditors) as to matters the Committee reasonably believes are within such other person’s professional or expert competence.  If a Participant disagrees with any decision, determination, or action made or taken by the Committee, then the dispute will be limited to whether the Committee has satisfied its duty to make such decision or determination or take such action in good faith.  No liability whatsoever shall attach to or be incurred by any past, present or future stockholders, officers or directors, as such, of the Company or any of its Affiliates, under or by reason of the Plan or the administration thereof, and each Participant, in consideration of receiving benefits and participating hereunder, expressly waives and releases any and all claims relating to any such liability.
3.4           Delegation of Powers and Duties.                                                                At any time and from time to time, the Committee may appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee under the Plan.  The provisions of Section 3.3 shall apply with respect to any such appointee in the same manner as such provisions apply to the Committee.

IV.  PARTICIPATION
Each individual who is an Eligible Employee at any time during a Performance Period shall automatically be a Participant and shall have an opportunity to receive an Award with respect to such Performance Period unless otherwise determined by the Committee in its sole discretion.

V.  PERFORMANCE MEASURES
At the end of a Performance Period, the Committee and the CEO will review the Company’s performance goals for such Performance Period and the extent to which such goals have been satisfied.  The performance goals of the Company may include:
(a)  the price of a share of Company Stock,
(b)  the Company’s earnings per share derived from all or any segment or portion of the Company designated by the Committee,
(c)  the return on capital employed by the Company or any segement or portion of the Company designated by the Committee,
(d)  the revenues of the Company or any segment or portion of the Company designated by the Committee,
(e)  the net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee,
 (f)  the cash flow return on investment of the Company or any segment or portion of the Company designated by the Committee,
(g)  the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any segment or portion of the Company designated by the Committee (including any derivations or adjusted version of this criteria as determined by the Committee) or any other earnings metric of the Company,
(h)  the return on stockholder’s equity achieved by the Company,
(i)  the total stockholder’s return achieved by the Company,
(j)  the operating cash flow, free cash flow or any other cash flow metric of the Company or a segment or portion of the Company designated by the Committee,
(k)  the Company’s liquidity or the liquidity of any segment or portion of the Company designated by the Committee,
(l)  the operating, capital or general and administrative (G&A) expenses of the Company or any segment or portion of the Company designated by the Committee,
(m)  the addition of economic value to or by the Company or any segment or portion of the Company designated by the Committee,
(n)  the safety, environmental, health or operational performance, based on an objective, measurable metric, of the Company or any segment or portion of the Company designated by the Committee,

(o)  any other performance metric selected by the Committee in its sole discretion, including a metric relating to the Company or any segment or portion of the Company designated by the Committee (including, but not limited to, any Business Unit or functional area of the Company), or
(p)  a combination of two or more of any of the foregoing.
Notwithstanding the foregoing or anything to the contrary, if the Committee intends for an Award to be a Qualified Performance-Based Award, then the provisions of Article VII shall apply, including with respect to the selection of the performance goals and criteria for such an Award.
After considering the extent to which the performance goals of the Company have been satisfied, the CEO shall make a recommendation to the Committee of the amount that should be allocated to the Bonus Pool for the Performance Period; provided, however, that the Committee, in its sole discretion, shall make the final determination of the appropriate amount to be contributed to the Bonus Pool for the Performance Period, if any, and the Company and its Affiliates shall contribute the amount approved by the Committee to the Bonus Pool.

VI.  AWARD PAYMENTS
6.1           Determinations by the Committee.  The CEO (or such other officer as may be designated by the Committee or the CEO) shall review the Participants’ accomplishments and determine to what extent the Participants contributed to the attainment of the performance goals of the Company.  The CEO (or such other officer) shall then determine a Payment Amount, if any, to be paid to the Participants (except the CEO, President and the Executive Vice-Presidents of the Company and its Affiliates) and make a recommendation to the Committee.  The Committee shall review the recommendations of the CEO (or such other officer) and determine, in the Committee’s sole discretion and based on any factors it deems appropriate, the Payment Amount, if any, to be paid to Participants.  The Payment Amount to be paid to each Participant who is the CEO, the President or an Executive Vice-President of the Company or any Affiliate shall be determined by the Committee in its sole discretion, based on recommendations from the CEO and any other factors the Committee deems appropriate.
6.2           Eligibility for Payment of Awards.  Each Participant who is Actively Employed by the Company or an Affiliate on the Payment Date shall be entitled to the Payment Amount applicable to such Participant’s Award for such Performance Period.  A Participant who is employed, but not Actively Employed, by the Company or an Affiliate on the Payment Date shall be entitled to the Payment Amount applicable to such Participant’s Award for such Performance Period provided such Participant resumes Active Employment on or before the September 1 next following the Performance Period and continues such Active Employment for at least thirty (30) consecutive days thereafter.  If a Participant’s employment with the Company and its Affiliates terminates for any reason whatsoever prior to the Payment Date, then such Participant shall not be entitled to receive any payment under the Plan for such Performance Period; provided however, that the Committee may, in its sole discretion, make an exception regarding such terminated Participant’s entitlement to a Payment Amount.  The Payment Date for Payment Amounts pursuant to the first sentence hereof shall occur as soon as administratively feasible after the Committee’s determination of the Payment Amount due each Participant under the Plan, but no later than the March 15 next following the Performance Period.  Further, the payment of a Payment Amount pursuant to the second sentence hereof shall occur as soon as administratively feasible after the Participant becomes entitled to such Payment Amount, but no later than the March 15 immediately following the date the Participant becomes entitled to (i.e., becomes vested with respect to) such Payment Amount.  Additionally, no Payment Date for a Performance Period shall occur prior to the end of such Performance Period.
6.3           Change in Control.  Upon the occurrence of a Change in Control prior to the Payment Date with respect to an Award pursuant to Section 6.2 for a Performance Period, the following provisions shall apply:
(a)           With respect to each Participant who is entitled to receive severance benefits under a Change in Control Severance Plan (i.e., is an eligible participant or covered individual under such a plan and has experienced an involuntary or good reason termination in connection with a change in control resulting in entitlement to severance benefits under such a plan), such Participant shall not be entitled to receive any Awards under the Plan; and
(b)           With respect to each Participant who is not entitled to receive severance benefits under a Change in Control Severance Plan (i.e., is not an eligible participant or covered individual under such a plan and/or has not experienced an involuntary or good reason termination in connection with a change in control resulting in entitlement to severance benefits under such a plan) and who is Actively Employed by the Company or its Affiliates on the day immediately prior to the Change in Control, the provisions of Sections 6.1 and 6.2 shall cease to apply and the Company or its Affiliates shall pay a Payment Amount (as determined in the sole discretion of the Committee) for such Performance Period to such Participant; provided, however, that the Committee may determine in its sole discretion that one or more Participants shall not receive any such Payment Amount.  Notwithstanding the foregoing, the Committee may, in its sole discretion, make exceptions regarding the entitlement to Payment Amounts for Participants who are employed, but not Actively Employed, by the Company or its Affiliates on the day immediately prior to a Change in Control and for Participants whose employment with the Company and its Affiliates terminates for any reason whatsoever prior to a Change in Control.  The Payment Amount under this Section 6.3 shall be paid to each Participant at the time determined by the Committee, but no later than the March 15 next following the calendar year in which such Change in Control occurs.
6.4           Form of Payment of Awards.  All Payment Amounts may be paid in cash, Company Stock, or a combination thereof, as determined by the Committee.  All payments shall be made in a lump sum.  Notwithstanding the foregoing, if the Committee determines that shareholder approval of this amendment and restatement of the Plan is necessary or desirable under applicable law and/or the rules of any national or regional securities exchange on which the Company Stock has been listed in order to make payments in shares of Company Stock, then no payments shall be made in Company Stock prior to the date such shareholder approval is obtained by the Company.
VII.  SPECIAL RULES FOR QUALIFIED PERFORMANCE-BASED AWARDS
7.1           Applicability. This Article VII shall apply only to Awards made to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period, and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
7.2           Procedures with Respect to Qualified Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Award that may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing:
(a)           designate one or more Covered Employees,
(b)           establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and identify one or more of the following performance criteria to be used in establishing the performance goals:

(i)	the price of a share of Company Stock,

(ii) the Company’s earnings per share derived from all or any segment or portion of the Company’s business designated by the Committee,

(iii) the return on capital employed by the Company or any segment or portion of the Company designated by the Committee,

 (iv)  the revenues of the Company or any segment or portion of the Company designated by the Committee,
(v)  the net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee,

(vi)  the cash flow return on investment of the Company or any segment or portion of the Company designated by the Committee,

 (vii)  the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any segment or portion of the Company designated by the Committee (including any derivations or adjusted version of this criteria as determined by the Committee) or any other earnings metric of the Company,

(viii)  the return on stockholder’s equity achieved by the Company,
(ix)  the total stockholder’s return achieved by the Company,
(x)  the operating cash flow, free cash flow or any other cash flow metric of the Company or a segment or portion of the Company designated by the Committee,
(xi)  the Company’s liquidity or the liquidity of any segment or portion of the Company designated by the Committee,
(xii)  the operating, capital or general and administrative (G&A) expenses of the Company or any segment or portion of the Company designated by the Committee,
(xiii)  the addition of economic value to or by the Company or any segment or portion of the Company designated by the Committee,
(xiv)  the safety, environmental, health or operational performance, based on an objective, measurable metric, of the Company or any segment or portion of the Company designated by the Committee, or
 (xv)  a combination of two or more of any of the foregoing, and
 (c)           specify the relationship between performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period; depending on the performance criteria used to establish such performance goals, the performance goals may be expressed in terms of overall Company performance, the performance of a segment or portion of the Company, or the performance of an individual.

Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such Performance Period.  No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.  The Committee may disregard or offset the effect of any “Extraordinary Items” in determining the attainment of performance goals.  For this purpose, “Extraordinary Items” means extraordinary, unusual and/or non-recurring items, including but not limited to, (a) restructuring or restructuring-related charges, (b) gains or losses on the disposition of a business or major asset, (c) changes in business conditions, regulatory, tax or accounting regulations or laws, (d) resolution and/or settlement of litigation and other legal proceedings or (e) the effect of a merger or acquisition. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments.
7.3           Payment of Qualified Performance-Based Awards.  A Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the performance goals for such period are achieved and the Committee has so certified in writing as described in Section 7.2 above.  Notwithstanding the foregoing or anything to the contrary, however, an Award may be payable to a Participant on account of death, disability and/or Change in Control, as determined by the Committee in its discretion.
7.4           Additional Limitations.  Notwithstanding any other provision of the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
7.5           Effect on Other Plans and Arrangements.  Nothing contained in this Article will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
7.6           Dollar Limit.  No Qualified Performance-Based Award to a Covered Employee for a Performance Period shall result in a payment in excess of $10 million.

VIII.  TERMINATION AND AMENDMENT OF PLAN
The Committee may amend the Plan at any time and from time to time.  The Committee may at any time terminate the Plan (in its entirety or as it applies to one or more specified Affiliates).  The Committee shall remain in existence after the termination of the Plan for the period determined necessary by the Committee to facilitate the termination of the Plan, and all provisions of the Plan that are necessary, in the opinion of the Committee, for equitable operation of the Plan during such period shall remain in force.
IX.  MISCELLANEOUS PROVISIONS
9.1           No Effect on Employment Relationship.  For all purposes of the Plan, a Participant shall be considered to be in the employment of the Company as long as he or she remains employed on a full-time basis by the Company or any Affiliate.  Without limiting the scope of the preceding sentence, it is expressly provided that a Participant shall be considered to have terminated employment with the Company at the time of the termination of the “Affiliate” status under the Plan of the entity or other organization that employs the Participant.  Nothing in the adoption of the Plan, the grant of Awards, or the payment of amounts under the Plan shall confer on any person the right to continued employment by the Company or any Affiliate or affect in any way the right of the Company (or an Affiliate, if applicable) to terminate such employment at any time.  Unless otherwise provided in a written employment agreement, the employment of each Participant shall be on an at-will basis, and the employment relationship may be terminated at any time by either the Participant or the Participant’s employer for any reason whatsoever, with or without cause.  Any question as to whether and when there has been a termination of a Participant’s employment for purposes of the Plan, and the reason for such termination, shall be determined solely by and in the discretion of the Committee, and its determination shall be final, binding, and conclusive on all parties.
9.2           Prohibition Against Assignment or Encumbrance.  No Award or other right, title, interest, or benefit hereunder shall ever be assignable or transferable, or liable for, or charged with any of the torts or obligations of a Participant or any person claiming under a Participant, or be subject to seizure by any creditor of a Participant or any person claiming under a Participant.  No Participant or any person claiming under a Participant shall have the power to anticipate or dispose of any Award or other right, title, interest, or benefit hereunder in any manner until the same shall have actually been distributed free and clear of the terms of the Plan.  Payments with respect to an Award shall be payable only to the Participant (or (a) in the event of a disability that renders such Participant incapable of conducting his or her own affairs, any payment due under the Plan to such Participant shall be made to his or her duly appointed legal representative and (b) in the event of the death of a Participant, any payment due under the Plan to such Participant shall be made to his or her estate).  The provisions of the Plan shall be binding on all successors and permitted assigns of a Participant, including without limitation the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
9.3           Unfunded, Unsecured Plan.  The Plan shall constitute an unfunded, unsecured obligation of the Company to make payments of incentive compensation to certain individuals from its general assets in accordance with the Plan.  Each Award granted under the Plan merely constitutes a mechanism for measuring such incentive compensation and does not constitute a property right or interest in the Company, any Affiliate, or any of their assets.  Neither the establishment of the Plan, the granting of Awards, nor any other action taken in connection with the Plan shall be deemed to create an escrow or trust fund of any kind.
9.4           No Rights of Participant.  No Participant shall have any security or other interest in any assets of the Company or any Affiliate or in the stock of the Company as a result of participation in the Plan.  Participants and all persons claiming under Participants shall rely solely on the unsecured promise of the Company set forth herein, and nothing in the Plan or an Award shall be construed to give a Participant or anyone claiming under a Participant any right, title, interest, or claim in or to any specific asset, fund, entity, reserve, account, or property of any kind whatsoever owned by the Company or any Affiliate or in which the Company or any Affiliate may have an interest now or in the future; but each Participant shall have the right to enforce any claim hereunder in the same manner as a general creditor.  Neither the establishment of the Plan nor participation hereunder shall create any right in any Participant to make any decision, or provide input with respect to any decision, relating to the business of the Company or any Affiliate.
9.5           Tax Withholding.  The Company and the Affiliates shall deduct and withhold, or cause to be withheld, from a Participant’s payment made under the Plan, or from any other payment to such Participant, an amount necessary to satisfy any and all tax withholding obligations arising under applicable local, state, federal, or foreign laws associated with such payment.  The Company and the Affiliates may take any other action as may, in their opinion, be necessary to satisfy all obligations for the payment and withholding of such taxes.

9.6           No Effect on Other Compensation Arrangements.  Except as provided in Article I of the Plan, nothing contained in the Plan or any Participant’s Award shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements affecting any Participant and nothing in the Plan shall be construed to affect the provisions of any other compensation plan or program maintained by the Company or any Affiliate.
9.7           Affiliates.                      The Company may require any Affiliate employing a Participant to assume and guarantee the Company’s obligations hereunder to such Participant, either at all times or solely in the event that such Affiliate ceases to be an Affiliate.
9.8           Governing Law. The Plan shall be construed in accordance with the laws of the State of Texas.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Board has executed this instrument as of the _____ day of _____________, 2010, effective as of the Effective Date.
DYNEGY INC.

By:
Name:
Title:

DYNEGY INC. ATTN: CORPORATE SECRETARY 1000 LOUISIANA STREET, SUITE 5800 HOUSTON, TX 77002
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M20074-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DYNEGY INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING:
1.	Election of Directors		☐	☐	☐
	01) Bruce A. Williamson	05) Patricia A. Hammick
	02) David W. Biegler	06) Howard B. Sheppard
	03) Thomas D. Clark, Jr.	07) William L. Trubeck
	04) Victor E. Grijalva						For	Against	Abstain

2.
A proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect  a reverse stock split of Dynegy’s outstanding common stock at a reverse split ratio of 1-for-5 and to proportionately decrease the  number of authorized shares of Dynegy’s common stock.
							☐	☐	☐

3.
A proposal to approve an amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to refer to our Class A common stock as “Common Stock” and remove all references to Class B common stock.
							☐	☐	☐

4.	A proposal to approve the Dynegy Inc. 2010 Long Term Incentive Plan.						☐	☐	☐

5.	A proposal to approve the amended and restated Dynegy Inc. Incentive Compensation Plan.						☐	☐	☐

6.	A proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2010.						☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL 7

7.	A stockholder proposal regarding greenhouse gas emissions.						☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

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Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

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M20075-TBD

DYNEGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2010

The Stockholder(s) hereby appoint(s) Bruce A. Williamson, Heidi D. Lewis and Kimberly M. O'Brien, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dynegy Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Central Time on May 21, 2010 at Dynegy's headquarters, Wells Fargo Plaza, 1000 Louisiana Street, Houston, TX 77002, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

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Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side